Exhibit 10.55

Confidential Treatment Requested by Tesla, Inc.

_____________________________________________________________________

LOAN AND SECURITY AGREEMENT
(Warehouse SUBI Certificate)

among

LML 2018 wAREHOUSE spv, LLC,
as Borrower,

TESLA FINANCE LLC,

THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Lenders and as Group Agents,

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Paying Agent

and

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

Dated as of December 27, 2018

_____________________________________________________________________

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

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[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Table of Contents

ARTICLE VII SERVICING AND COLLECTIONS	73

SECTION 7.01 Maintenance of Information and Computer Lease Documents	73
SECTION 7.02 Protection of the Interests of the Secured Parties	72
SECTION 7.03 Maintenance of Writings and Lease Documents	74
SECTION 7.04 Administration and Collections	74

ARTICLE VIII EVENTS OF DEFAULT	75

SECTION 8.01 Events of Default	75
SECTION 8.02 Remedies Upon the Occurrence of an Event of Default	77

ARTICLE IX THE ADMINISTRATIVE AGENT	79

ARTICLE X THE GROUP AGENTS	84

SECTION 10.01 Authorization and Action	84
SECTION 10.02 Group Agent’s Reliance, Etc	85
SECTION 10.03 Group Agent and Affiliates	85
SECTION 10.04 Indemnification of Group Agents	85
SECTION 10.05 Delegation of Duties	85
SECTION 10.06 Action or Inaction by Group Agent	85
SECTION 10.07 Notice of Events of Default	86
SECTION 10.08 Non-Reliance on Group Agent and Other Parties	86
SECTION 10.09 Successor Group Agent	86
SECTION 10.10 Reliance on Group Agent	87

ARTICLE XI INDEMNIFICATION	87

SECTION 11.01 Indemnification	87
SECTION 11.02 Tax Indemnification	89
SECTION 11.03 Additional Costs	92
SECTION 11.04 Procedures for Indemnification; Etc	94
SECTION 11.05 Other Costs and Expenses	94

ARTICLE XII MISCELLANEOUS	94

SECTION 12.01 Term of Agreement	94
SECTION 12.02 Waivers; Amendments	94
SECTION 12.03 No Implied Waiver; Cumulative Remedies	95
SECTION 12.04 No Discharge	96
SECTION 12.05 Notices	96
SECTION 12.06 Governing Law; Submission to Jurisdiction	97
SECTION 12.07 Integration	97
SECTION 12.08 Counterparts; Severability	97
SECTION 12.09 Set-Off	98
SECTION 12.10 Successors and Assigns	98
SECTION 12.11 Confidentiality	101
SECTION 12.12 Payments Set Aside	102
SECTION 12.13 No Petition	102
SECTION 12.14 Characterization of the Transactions Contemplated by this Agreement	102

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[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 1	Schedule of Litigation
Schedule 2	Schedule of Corporate and Limited Liability Company Names, Trade Names or Assumed Names
Schedule 3	Description of Electronic Lease Vault
Schedule 4	Ineligible Assignees
Schedule 5	Insurance Requirements
Schedule 6	Notice Addresses
Schedule 7	Credit and Collection Policy
Schedule 8	Commitments of Lenders
Schedule 9	Short-Term Note Rate

Exhibit A	Form of Loan Request
Exhibit B	Form of Control Agreement
Exhibit C	Form of Compliance Certificate
Exhibit D	Form of Notice of Warehouse SUBI Lease Allocation
Exhibit E	Form of Pool Cut Report
Exhibit F	Form of Notice of Securitization Take-Out
Exhibit G	Form of Securitization Take-Out Certificate
Exhibit H	[Reserved]
Exhibit I	[Reserved]
Exhibit J	[Reserved]
Exhibit K	[Reserved]
Exhibit L	[Reserved]
Exhibit M	Form of Assignment and Acceptance Agreement
Exhibit N	Form of Assumption Agreement

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[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of December 27, 2018 by and among the following parties:

(i)	LML 2018 WAREHOUSE SPV, LLC, a Delaware limited liability company, as Borrower (the “Borrower”);
(ii)	Solely for purposes of Sections 2.11, 2.12, 6.03, 12.01, 12.13 and 12.22, TESLA FINANCE LLC, a Delaware limited liability company (“TFL”);
(iii)	DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Paying Agent;
(iv)	DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent; and
(v)	THE LENDERS AND GROUP AGENTS PARTY HERETO.

R E C I T A L S:

WHEREAS, the Borrower desires to purchase or otherwise acquire from TBM Partnership II, LLC, a Delaware limited liability company (“TBM”), the Warehouse SUBI Certificate (as defined below) and the Warehouse SUBI represented thereby from time to time pursuant to the Warehouse SUBI Sale Agreement (as defined below);

WHEREAS, the Borrower desires to fund such purchases and acquisitions through the borrowing of Loans (as defined below) from the Lenders subject to the terms of this Agreement;

WHEREAS, to provide assurance for the repayment of the Loans and the other Obligations of the Borrower hereunder, the Borrower will provide or will cause to be provided to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Collateral pursuant to Article 3 hereof;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01  Certain Defined Terms.  As used in this Agreement, the following terms shall have the following respective meanings:

“48+ Month Limit” shall have the meaning specified in the Fee Letter.

“Additional Costs” shall have the meaning specified in Section 11.03.

“Additional Warehouse SUBI Assets” shall mean those Trust Assets allocated by the Trust to the Warehouse SUBI from time to time after the Closing Date in accordance with the Warehouse SUBI Supplement.

“Administrative Agent” shall mean Deutsche Bank AG, New York Branch, in its capacity as contractual representative for the Group Agents and the Lenders hereunder, and any successor thereto in such capacity appointed pursuant to Article IX.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Administrative Charge” shall mean, with respect to any Lease, any payment (whether or not part of the fixed monthly payment) payable by the applicable Lessee representing an Excess Mileage Fee or Excess Wear and Tear Fee.

“Administrative Trustee” shall have the meaning specified in the Trust Agreement.

“Advance Rate” has the meaning specified in the Fee Letter.

“Adverse Claim” shall mean a lien, security interest, charge or encumbrance, or other similar right or claim in, of or on any Person’s assets or properties in favor of any other Person.

“Affected Person” shall mean the Administrative Agent, each Group Agent, each Lender, each Program Support Provider and their respective Affiliates, permitted assignees, successors and participants.

“Affiliate” shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, another Person or a Subsidiary of such other Person.  A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock or otherwise.  No Lender Party shall, solely as a result of its status as a Lender Party, be deemed to be an Affiliate of the Borrower or TFL.

“AIFM Regulation” shall mean Regulation (EU) No 231/2013.

“AIFMD” shall mean the European Union Alternative Investment Fund Managers Directive (Directive 2011/61/EU).

“Alternate Base Rate” shall mean, for any day, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall at all times be equal to the greatest of (i) the Prime Rate on such day, (ii) (x) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it, plus (y) one-half of one percent (1/2%) and (iii) (x) the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on such day as the rate for U.S. dollar deposits with a maturity of thirty (30) days, plus (y) one percent (1.00%).

“Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Tesla Parties or their respective Subsidiaries from time to time concerning or relating to bribery or corruption.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Assignment and Acceptance Agreement” shall mean an assignment and acceptance agreement entered into by a Committed Lender, an Eligible Assignee, such Committed Lender’s Group Agent and the Administrative Agent, and, if required, the Borrower, pursuant to which such Eligible Assignee may become a party to this Agreement, in substantially the form of Exhibit M hereto.

“Assumption Agreement” has the meaning set forth in Section 12.10.

“Authorized Signatory” shall have the meaning set forth in Section 9.02.

“Automotive Lease Guide” shall mean (a) if available, the publication of such name which includes residual factors or any successor to such publication consented to by the Administrative Agent and the Required Group Agents or (b) if such publication described in clause (a) is not available, any other publication reasonably acceptable to the Borrower, the Administrative Agent and the Required Group Agents.

“Available Amounts” shall mean, with respect to any Payment Date and the related Settlement Period, the sum of the following amounts, without duplication: (i) Collections, (ii) amounts transferred from the Reserve Account for such Payment Date, (iii) Repurchase Amounts, (iv) Reallocation Proceeds, (v) Interest Rate Hedge Receipts received for such Payment Date, and (vi) after an Event of Default, all other amounts available in the Warehouse SUBI Collection Account on such Payment Date (other than funds deposited by the Borrower that are not proceeds of the Warehouse SUBI Assets or payable pursuant to the Warehouse SUBI Servicing Agreement or the Warehouse SUBI Sale Agreement to satisfy the minimum balance requirements of the depository institution holding the Reserve Account).

“Available Facility Limit” shall mean the Facility Limit minus the Loan Balance.

“Back-Up Servicer” shall mean, initially, Wells Fargo Bank, N.A., in its capacity as back-up servicer under the Transaction Documents, and any successor thereto in such capacity  appointed pursuant to the Warehouse SUBI Servicing Agreement; provided, however, that if the Back-Up Servicer is terminated as provided in Section 5.3(b) of the Warehouse SUBI Servicing Agreement, then thereafter no Back-Up Servicer shall be required, no Back-up Servicing Fee shall be payable and all references to the Back-Up Servicer shall be ignored (except to the extent provided in Section 5.3(b) of the Warehouse SUBI Servicing Agreement).

“Back-Up Servicing Fee” shall mean, with respect to the Warehouse SUBI, if there is a Back-Up Servicer, the fee payable on each Payment Date with respect to each Settlement Period equal to the “Back-Up Servicing Fee” specified in the Warehouse SUBI Servicing Agreement; provided that, during any period when a Back-Up Servicer is acting as Servicer, the Back-Up Servicing Fee with respect to such Back-Up Servicer shall be zero.

“Back-Up Servicing Fee Rate” shall mean the “Back-Up Servicing Fee Rate” specified in the Warehouse SUBI Servicing Agreement.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Bank Interest Rate” shall mean, for any day during any Interest Period for any Loan (or any portion thereof), an interest rate per annum equal to the Eurodollar Rate on such day; provided, however, that if any Lender shall have notified the Borrower that the introduction of or any change in, or in the interpretation of, any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to fund such Loan at the Bank Interest Rate set forth above (and such Lender shall not have subsequently notified the Borrower that such circumstances no longer exist), the Bank Interest Rate for each day on and after such notice that has not been withdrawn by such Lender shall be an interest rate per annum equal to the Alternate Base Rate in effect on such day; and provided, further, however, that at all times following the occurrence and during the continuation of an Event of Default the Bank Interest Rate shall be the Default Rate.

“Bankruptcy Code” shall mean the United States Bankruptcy Code, Title 11 United States Code.

“Base Residual Value” shall mean, with respect to any Leased Vehicle and the related Lease, the lesser of (i) the TFL Residual Value, and (ii) the Mark-to-Market MRM Residual Value.

“Base RV Limit” shall have the meaning specified in the Fee Letter.

“Borrower” shall have the meaning specified in the preamble to this Agreement.

“Breakage Fee” shall mean (i) for any Interest Period for which a repayment of a Loan is made for any reason on any day other than a Payment Date, or (ii) to the extent that the Borrower shall, for any reason, fail to borrow on the date specified by the Borrower in connection with any request for funding pursuant to Article II of this Agreement, the amount, if any, by which (A) the additional Interest and Usage Fee Amount (calculated without taking into account any Breakage Fee or any shortened duration of such Interest Period pursuant to the definition thereof) which would have accrued during such Interest Period on the repaid principal amount of such Loan relating to such Interest Period had such reductions not been made (or, in the case of clause (ii) above, the amounts so failed to be borrowed in connection with any such request for funding by the Borrower), exceeds (B) the income, if any, received by the related Lender from the investment of the proceeds of such repaid principal amount of such Loan (or such amounts failed to be borrowed by the Borrower).  A certificate as to the amount of any Breakage Fee (including the computation of such amount) shall be submitted by such Lender to the Borrower and the Administrative Agent and shall be conclusive and binding for all purposes, absent manifest error.

“Business Day” shall mean (i) with respect to any matters relating to the determination of the Eurodollar Rate, a day on which banks are open for business in the City of New York and on which dealings in Dollars are carried on in the London interbank market, and (ii) for all other purposes, any day other than a Saturday, Sunday or other day on which banking institutions or trust companies in the State of New York generally, the City of New York, Chicago, Illinois or Palo Alto, California, are authorized or obligated by law, executive order or governmental decree to be closed.

“Certificate of Title” shall mean any certificate, instrument or other document or record issued or maintained by a state or other governmental authority in respect of any motor vehicle for the purpose of evidencing the ownership of, or any Adverse Claim in or against, such motor vehicle.

“Change in Control” shall mean if TBM ceases to directly or indirectly own 100% of the equity and voting interests of the Borrower free and clear of all Adverse Claims.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Closing Date” shall mean the date on which the conditions precedent to the effectiveness of this Agreement contained in Section 5.01 are satisfied or waived.

“Collateral” shall have the meaning specified in Section 3.01(a).

“Collateral Agency and Security Agreement” shall mean the Collateral Agency and Security Agreement, dated as of August 16, 2018, among the Trust, TFL and the Collateral Agent.

“Collateral Agent” means TLT Leasing Corp., a Delaware corporation.

“Collection Account Bank” shall mean the depository institution at which the Warehouse SUBI Collection Account is established.

“Collections” shall mean, with respect to any Settlement Period, all amounts, whether in the form of wire transfer or other form of electronic transfer or payment, cash, checks or other instruments received by the Borrower or the Servicer or in a Permitted Lockbox, a Permitted Account or the Warehouse SUBI Collection Account received on or with respect to the Warehouse SUBI Leases and Warehouse SUBI Leased Vehicles during such Settlement Period, (a) including the following: (i) Monthly Lease Payments, Payments Ahead, Pull-Forward Payments, Prepayments, Administrative Charges and any other payments under the Warehouse SUBI Leases (other than Supplemental Servicing Fees); (ii) Net Liquidation Proceeds; (iii) any Net Insurance Proceeds not included in Net Liquidation Proceeds, and (iv) all payments made by the Servicer arising from a breach of its representations and warranties made in the Warehouse SUBI Servicing Agreement or from a breach of any covenant of the Servicer made in the Warehouse SUBI Servicing Agreement, but (b) excluding such amounts received following such Settlement Period in respect of Warehouse SUBI Leases and Warehouse SUBI Leased Vehicles that have been repurchased or reallocated on or prior to the related Payment Date pursuant to a Securitization Takeout or Section 2.7 of the Warehouse SUBI Sale Agreement and funds deposited by the Borrower that are not proceeds of the Warehouse SUBI Assets or payable pursuant to the Warehouse SUBI Servicing Agreement or the Warehouse SUBI Sale Agreement to satisfy the minimum balance requirements of the depository institution holding an Eligible Account shall not constitute Collections.

“Commitment” or “Commitment Amount” of any Committed Lender shall mean:

(i)with respect to each Committed Lender as of the date hereof, the “Commitment Amount" set forth for such Committed Lender on Schedule 8, as such amount may be reduced or increased in accordance with this Agreement from time to time; and

(ii)with respect to any other Committed Lender, an amount equal to the amount set forth as its “Commitment Amount” in the Assignment and Acceptance Agreement or Assumption Agreement pursuant to which such Committed Lender became a party hereto or as otherwise agreed in writing by such Lender, in each case as such amount may be reduced or increased in accordance with this Agreement from time to time; provided that, (x) the Commitment Amount of a Lender may be (x) increased or decreased pursuant to the terms of this Agreement pursuant to Section 2.11 or Section 2.12 and (y) any termination of the Facility Limit pursuant to Section 8.02 or Section 12.1 shall terminate ratably each Committed Lender’s then current Commitment.

“Committed Lenders” shall mean each Committed Lender set forth on Schedule 8, and each other Person that becomes a party hereto as a Committed Lender pursuant to an Assignment and Acceptance Agreement, an Assumption Agreement or otherwise in accordance with this Agreement.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Commitment Percentage” shall mean, with respect to each Lender on the relevant date of determination, the quotient (expressed as a percentage) obtained by dividing (a) the Commitment of such Lender (in each case, after giving effect to any increase or reduction of Commitment on such date) by (b) the Maximum Facility Limit (after giving effect to any increase or reduction in Maximum Facility Limit on such date).

“Competitor” shall mean any Person that has as a majority of its business the manufacture of automobiles, or any Affiliate of that entity.

“Conduit Lender” shall mean each commercial paper conduit that becomes a party hereto as a Conduit Lender pursuant to an Assumption Agreement or otherwise in accordance with this Agreement.

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Control” shall have the meaning specified in Section 8-106 (or other section of similar content as Section 8-106 of the UCC) of the Relevant UCC.

“Control Agreement” shall mean a control agreement substantially in the form of Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent among the Borrower, the Servicer or the Administrative Agent, as secured party, and the depositary institution at which one or more Eligible Accounts subject to the Control Agreement are maintained, as securities intermediary or deposit bank.

“Credit and Collection Policy” shall mean the credit and collection policies and practices related to the Warehouse SUBI Leases and Warehouse SUBI Leased Vehicles maintained by the Servicer on behalf of the Trust pursuant to the Warehouse SUBI Servicing Agreement and attached hereto as Schedule 7, as such credit and collection policies and practices may be amended from time to time in accordance with Section 4.1(b)(iv) of the Warehouse SUBI Servicing Agreement.  If the Back-Up Servicer becomes the Successor Servicer under the Warehouse SUBI Servicing Agreement, the Credit and Collection Policy shall be, with respect to such Successor Servicer, those collection policies that the Back-Up Servicer uses to service similar assets and which at all times shall be consistent with the collection practices used by servicers of comparable size and experience.

“Credit Loss” shall mean, with respect to any Settlement Period, the aggregate Securitization Value (determined as of the first day of such Settlement Period) of Warehouse SUBI Leases that became Defaulted Leases during such Settlement Period, net of all Net Liquidation Proceeds received during such Settlement Period with respect to Warehouse SUBI Leases that are Defaulted Leases.

“Credit Loss Ratio” shall mean, for any Settlement Period, a fraction, expressed as a percentage, the numerator of which equals the Credit Loss for such Settlement Period and the denominator of which equals the aggregate Securitization Value of all Warehouse SUBI Leases as of the first day of such Settlement Period.

“Credit Loss Ratio Trigger” shall have the meaning specified in the Fee Letter.

“CRR” shall mean Regulation No 575/2013 of the European Parliament and of the Council as published in the Official Journal of the European Union on 27 June 2013 as amended from time to time and as implemented by the Member States of the European Union, together with the Corrigendum to Regulation 575/2013.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Cut-Off Date” shall mean, with respect to the Leases and Leased Vehicles allocated to the Warehouse SUBI, the close of business on the last day of the calendar month immediately preceding the calendar month during which such Leases and Leased Vehicles are allocated to the Warehouse SUBI, or such other date agreed to by the Borrower and the Administrative Agent in connection with the foregoing.

“Debt” shall mean, as to any Person, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (vi) all net obligations of such Person in respect of interest rate or currency hedges, (vii) all reimbursement obligations of such Person in respect of any letters of credit and (viii) all Debt of others Guaranteed by such Person.

“Default” shall mean an event which, but for the lapse of time or the giving of notice, or both, would constitute an Event of Default. For the avoidance of doubt, a Default arising from a Change in Control shall not occur until the Change in Control actually occurs.

“Default Rate” shall mean, on any date, an interest rate per annum equal to the sum of the Alternate Base Rate on such date plus 2.0%.

“Defaulted Lease” shall mean (x) any Lease for which an amount at least equal to 5% of any Monthly Lease Payment remains unpaid for more than 180 days from the original payment due date, or (y) with respect to any Lease that is delinquent less than 180 days, the Servicer has (i) determined, in accordance with the Credit and Collection Policy, that eventual payment in full is unlikely, or (ii) repossessed the related Leased Vehicle, or (z) a Lease with respect to which the Servicer has received notification that the related Lessee is the subject of a bankruptcy proceeding.

“Defaulted Vehicle” shall mean a Warehouse SUBI Leased Vehicle the related Lease for which is a Defaulted Lease.

“Delaware Trustee” shall have the meaning specified in the Trust Agreement.

“Delayed Amount” shall have the meaning specified in Section 2.01.

“Delayed Funding Date” shall have the meaning specified in Section 2.01.

“Delayed Funding Notice” shall have the meaning specified in Section 2.01.

“Delayed Funding Notice Date” shall have the meaning specified in Section 2.01.

“Delaying Group” shall have the meaning specified in Section 2.01.

“Delaying Lender” shall have the meaning specified in Section 2.01.

“Delinquency Ratio” shall mean, for any Settlement Period, the ratio (expressed as a percentage) of (i) the aggregate Securitization Value of Warehouse SUBI Leases that are Delinquent Leases as of the last day of such Settlement Period to (ii) the aggregate Securitization Value of all Warehouse SUBI Leases as of the last day of such Settlement Period.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Delinquency Ratio Trigger” shall have the meaning specified in the Fee Letter.

“Delinquent Lease” shall mean a Lease which is not a Defaulted Lease and with respect to which an amount at least equal to 5% of any Monthly Lease Payment remains unpaid for more than 60 days from the original due date of such payment.

“Deposit Date” shall mean, with respect to a Settlement Period, the Business Day immediately preceding the related Payment Date.

“Designated Ineligible Lease” shall mean a Lease as to which the Servicer has breached any of its covenants or obligations set forth in Section 2.2(d) or (e) of the Servicing Agreement.

“Designated Person” shall mean a person or entity:

(i)listed in the annex to, or otherwise the subject of the provisions of, any Executive Order;

(ii)named as a “Specially Designated National and Blocked Person” (“SDN”) on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list (“SDN List”) or is otherwise the subject of any Sanctions Laws and Regulations; or

(iii)in which an entity or person on the SDN List has 50% or greater ownership interest or that is otherwise controlled by an SDN.

“Determination Date” shall mean, with respect to any Payment Date, the 15th day of the calendar month in which such Payment Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

“Dollars” or “$” shall mean the lawful currency of the United States of America.

“Early Lease Termination Date” shall mean, with respect to any Lease, the date on which such Lease is terminated prior to its Lease Maturity Date (including in connection with a Lease Pull-Forward) for a reason other than becoming a Defaulted Lease.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Electronic Chattel Paper” shall have the meaning specified in Section 9-102(a) of the UCC (or other section of similar content of the Relevant UCC).

“Electronic Lease Vault” shall mean the Electronic Chattel Paper vault system described in Schedule 3, using the eOriginal process for all vehicle leases originated by or for the Trust, including the Leases.

“Eligible Account” shall mean either (i) a segregated trust account with the trust department of a depository institution organized under the laws of the United States of America or any State thereof or the District of Columbia (or any domestic branch of a foreign bank), having a short-term deposit rating of at least “A-1” by S&P and at least “P-1” by Moody’s, having trust powers and acting as trustee for funds deposited in such account, or (ii) a segregated deposit account with a depository institution organized under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) the long-term deposit obligations of which are rated “AA+” or higher by S&P and “Aa3” or higher by Moody’s and the short-term debt obligations of which are rated “A-1” by S&P and “P-1” by Moody’s, (iii) a segregated securities account with a securities intermediary organized under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) the long-term deposit obligations of which are rated “AA+” or higher by S&P and “Aa3” or higher by Moody’s and the short-term debt obligations of which are rated “A-1” by S&P and “P-1” by Moody’s or (iv) a segregated, non-interest bearing trust account established with the Paying Agent.

“Eligible Assignee” shall mean a Person that is neither a Competitor nor a Person listed on Schedule 4 hereto nor an Affiliate thereof.

“Eligible Interest Rate Hedge” shall mean an Interest Rate Hedge in form and substance acceptable to the Administrative Agent which is entered into pursuant to and in compliance with Section 6.01(n) and which (i) in the case of an interest rate swap, designates “USD-LIBOR-BBA” (as defined in the ISDA Definitions) as the floating rate option with a designated maturity of one month; (ii) provides that any payments made by the Eligible Interest Rate Hedge Provider shall be made directly to the Warehouse SUBI Collection Account; (iii) includes an acknowledgment by the Eligible Interest Rate Hedge Provider of the collateral assignment of the applicable Interest Rate Hedge by the Borrower to the Administrative Agent, (iv) provides that it may not be amended, terminated, waived or assigned by the Eligible Interest Rate Hedge Provider without the prior written consent of the Administrative Agent and each Group Agent, (v) has an amortizing notional amount in accordance with an amortization schedule acceptable to the Administrative Agent, and (vi) which is not required to be “cleared” and does not require any posting of “margin.”

“Eligible Interest Rate Hedge Provider” shall mean, with respect to an Interest Rate Hedge, (a) Deutsche Bank AG, Citibank, N.A. and any other Lender or Affiliate thereof, or (b) a financial institution that has applicable ratings equal to at least the Required Ratings.

“Eligible Investments” shall mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(i)obligations of the United States or any agency thereof, provided such obligations are guaranteed as to the timely payment of principal and interest by the full faith and credit of the United States;

(ii)general obligations of or obligations guaranteed by any state of the United States or the District of Columbia that at the time of acquisition thereof are assigned the highest ratings by S&P and Moody’s;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(iii)interests in any money market mutual fund which at the date of investment in such fund has the highest fund rating by each of Moody’s and S&P which has issued a rating for such fund (which, for S&P, shall mean a rating of “AAAm” or “AAAmg”);

(iv)commercial paper which at the date of investment has ratings of at least “A‑1” by S&P and “P-1” by Moody’s (including commercial paper meeting the foregoing criteria issued by a Committed Lender);

(v)certificates of deposit, demand or time deposits, Federal funds or banker’s acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof (or any U.S. branch or agency of a foreign bank) and subject to supervision and examination by Federal or state banking authorities, provided that the short-term unsecured deposit obligations of such depository institution or trust company at the date of investment are then rated at least “P-1” by Moody’s and “A-1” by S&P;

(vi)demand or time deposits of, or certificates of deposit issued by, any bank, trust company, savings bank or other savings institution, which deposits are fully insured by the Federal Deposit Insurance Corporation, provided that the long-term unsecured debt obligations of such bank, trust company, savings bank or other savings institution are rated at the date of investment at least “Aa2” by Moody’s and “AA-” by S&P; and

(viii)such other investments approved by the Administrative Agent and each Group Agent.

“Eligible Lease” shall mean a Lease as to which the following are true:

(i)was originated in the United States by or for the Trust (A) in the ordinary course of the Trust’s business without the involvement of any motor vehicle dealer that is not an Affiliate of Tesla, Inc., TFL or a Tesla Party, and (B) pursuant to a Lease Origination Agreement which provides for recourse to Tesla, Inc. in the event of certain defects in the Lease, but not for default by the Lessee;

(ii)the Lease and the related Leased Vehicle are owned by the Trust or a Trustee (or a co-trustee) on behalf of the Trust, free of all Liens;

(iii)the Lease was originated in compliance with, and complies with, all material applicable legal requirements, including, to the extent applicable, the Federal Consumer Credit Protection Act, Regulation M of the Board of Governors of the Federal Reserve, all federal and state leasing and consumer protection laws and all state and federal usury laws;

(iv)all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the originator of such Lease in connection with (A) the origination of such Lease, (B) the execution, delivery and performance by such originator of such Lease and (C) the acquisition by the Trust or a Trustee (or a co-trustee) on behalf of the Trust of such Lease and the related Leased Vehicle, have been duly obtained, effected or given and are in full force and effect as of such date of origination or acquisition;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(v)the Lease (A) is the legal, valid and binding full-recourse payment obligation of the related Lessee, enforceable against such Lessee in accordance with its terms, except as such enforceability may be limited by (I) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general, or (II) general principles of equity (whether considered in a suit at law or in equity) and (B) is Electronic Chattel Paper and is not Tangible Chattel Paper, and there exists a single, authoritative copy of the record or records comprising such Electronic Chattel Paper, which copy is unique and identifiable (all within the meaning of Section 9-105 of the UCC (or other section of similar content of the Relevant UCC)), held in the Electronic Lease Vault;

(vi)(A) no right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the related Lessee to payment of the amounts due thereunder has been asserted or threatened with respect thereto and (B) the Lease has not been satisfied, subordinated, rescinded, canceled or terminated;

(vii)the Lease is a closed-end Lease that (A) requires equal monthly payments to be made within not less than 24, and not more than 60 months of the date of origination of such Lease, and (B) requires such payments to be made by the related Lessee within 30 days after the billing date for such payment;

(viii)the Lease is payable solely in Dollars;

(ix)the related Lessee is a Person located in one or more of the 50 states of the United States or the District of Columbia and is not (i) TFL or any of its Affiliates, or (ii) the United States of America or any State or local government or any agency or political subdivision thereof;

(x)the Lease requires the related Lessee to maintain insurance against loss or damage to the related Leased Vehicle under an insurance policy that names the Trust or a Trustee (or a co-trustee) on behalf of the Trust as a loss payee;

(xi)the related Leased Vehicle is titled in the name of the Trust or a Trustee (or a co-trustee) on behalf of the Trust or such other name (which may be an abbreviation of any of the foregoing or other designation) as may be required by the related registrar of title or applicable requirements of Law to reflect the interest of the Trust therein (or properly completed applications for such title have been submitted to the appropriate titling authority) and all transfer and similar taxes imposed in connection therewith have been paid;

(xii)the Lease is fully assignable by the originator and does not require the consent of the related Lessee as a condition to any transfer, sale or assignment of the rights of the originator under such Lease;

(xiii)(A) the original Lease Maturity Date has not been extended to a date more than six (6) months after such original Lease Maturity Date and, if such original Lease Maturity Date has been extended, such extension was made in accordance with the Credit and Collection Policy and, at the time of such extension, there were no more than three scheduled payments remaining under such Lease and all scheduled payments due by the related Lessee prior to the date of such extension have been paid in full and (B) the other provisions of such Lease have not been adjusted, waived or modified, in each case in any material respect, except in accordance with the Credit and Collection Policy;

(xiv)the Lease was originated in accordance with all material requirements of the Credit and Collection Policy;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(xv)the Lease is not (a) solely for the date of determination when such Lease is to be allocated to the Warehouse SUBI on a Warehouse SUBI Lease Allocation Date, a Lease for which, as of the related Cut-Off Date, an amount at least equal to 5% of any Monthly Lease Payment remains unpaid for more than 29 days, (b) a Delinquent Lease, (c) a Defaulted Lease or (d) a Lease as to which any of the payments shall have been waived (other than deferrals and waivers of late payment charges or fees owing to the Servicer as Supplemental Servicing Fees permitted under the Warehouse SUBI Servicing Agreement or for which Servicer has made or is obligated to make a corresponding deposit in the SUBI Collection Account (as defined in the Warehouse SUBI Servicing Agreement) under the Warehouse SUBI Servicing Agreement);

(xvi)the Lease is a “true lease”, as opposed to a lease intended as security, under the laws of the State in which it was originated;

(xvii)the Lease fully amortizes to an amount equal to the TFL Residual Value based on the related lease rate, which is calculated on a constant yield basis, and provides for level payments over its term (except for the payment of such TFL Residual Value);

(xviii)the Securitization Value of the Lease, as of its origination date, is greater than $[***] but not greater than $200,000;

(xix)no selection procedures reasonably anticipated to be adverse to the Lender Parties were utilized in selecting such Lease from among the Leases allocated to the TBM SUBI meeting the other selection criteria set forth in this definition;

(xx)the related Leased Vehicle was sold by Tesla, Inc. to the Trust or by a Subsidiary of Tesla, Inc. originating the Lease to the Trust, in each case without any fraud or material misrepresentation by Tesla, Inc. or such Subsidiary;

(xxi)the Lease does not contain a confidentiality provision that purports to restrict the ability of the Administrative Agent or any Lender to exercise its rights under this Agreement, including its right to review the Lease;

(xxii)with respect to which the related Lessee has not been identified on the records of TFL as currently being the subject of an Event of Bankruptcy;

(xxiii)with respect to which there is no material breach, default, violation or event of acceleration existing under the Lease, and there is no event which, with the passage of time, or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration;

(xxiv)the Lessee of which (x) receives a statement, invoice or other instruction directing payment to a Permitted Lockbox or a Permitted Account or (y) authorizes the Servicer to debit the Lessee’s account for each scheduled payment;

(xxv)[Reserved];

(xxvi)with respect to which TFL is not required to perform any additional service for, or perform or incur any additional obligation to, the related Lessee in order to enforce the related Lease;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(xxvii)the related Leased Vehicle is new on the date of origination of such Lease;

(xxviii)a Lessee of which (or, if the Lessee is an entity, a natural person who is the co-lessee or guarantor under the Lease and an owner of the Lessee) has a FICO Score of not less than 600;

(xxix)the Lessee of which is a Lessee of no more than two other existing Leases; and

(xxx)the Lease provides that the Excess Mileage Fee applies if mileage exceeds a threshold not greater than 15,000 miles per year.

“Entitlement Holder” shall have the meaning specified in Section 8-102(a)(7) of the UCC (or other section of similar content of the Relevant UCC).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” shall mean, with respect to any Person, any other Person which is a member of any group of organizations (i) described in Section 414(b) or (c) of the Internal Revenue Code of which such initial Person is a member, or (ii) solely for the purposes of potential liability under Section 412 of the Internal Revenue Code, described in Section 414(m) or (o) of the Internal Revenue Code of which such initial Person is a member.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Eurodollar Rate” shall mean:

(i)with respect to any Lender in the Group for which Royal Bank of Canada is the Group Agent for each day during any Interest Period, (a) the rate per annum (carried out to the fifth decimal place) equal to the rate determined by Royal Bank of Canada to be the offered rate that appears on the page of the Reuters Screen on such day that displays an average British Bankers Association Interest Settlement Rate (such page currently being LIBOR01) for deposits in United States dollars with a term equivalent to one month; (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by Royal Bank of Canada to be the offered rate on such day on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in United States dollars (or, if such rate is not available on a successor or substitute service, such comparable rate published on such other service as selected by Royal Bank of Canada from time to time for purposes of providing quotations of interest rates applicable to United States dollar deposits in the London interbank market) with a term equivalent to one month; or (c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by Royal Bank of Canada on such day as the rate of interest at which Dollar deposits (for delivery on a date two Business days later than such day) in same day funds in the approximate amount of the applicable investment to be funded by reference to the LIBOR Rate and with a term equivalent to one month would be offered by its London Branch to major banks in the London interbank eurodollar market at their request; or

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(ii)with respect to any Lender in any other Group, with respect to an Interest Period, an interest rate per annum equal to the rate for one-month deposits in Dollars, which rate is designated as “LIBOR01” on the Reuters Money 3000 Service as of 11:00 a.m., London time, two (2) LIBOR Business Days prior to the first day of such Interest Period; provided, however, that (a) in the event that no such rate is shown, the LIBOR Rate shall be determined by reference to such other comparable available service for displaying Eurodollar rates as may be reasonably selected by the Administrative Agent; (b) in the event that the rate appearing on such page or as so determined by the Administrative Agent shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement, and (c) if no such service is available, the LIBOR Rate shall be the rate per annum equal to the average (rounded upward to the nearest 1/100th of 1%) of the rate at which the Administrative Agent offers deposits in Dollars at or about 10:00 a.m., New York City time, two (2) LIBOR Business Days prior to the beginning of the related Interest Period, in the interbank eurocurrency market where the eurocurrency and foreign currency and exchange operations in respect of its Eurodollar loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the applicable portion of the Loan Balance to be accruing interest at the LIBOR Rate during such Interest Period.

“European Union” shall mean the supranational organization of states established with that name by the Treaty on European Union (signed in Maastricht on 7 February 1992) as enlarged or reduced by the Treaty of Accession (signed in Athens on 16 April 2003), and as may be enlarged from time to time by the agreement of the member states thereof.

“eVault Letter Agreement” shall mean that certain letter agreement relating to Warehouse SUBI Leases dated on or about December 27, 2018, by and among TFL, the Trust, the Administrative Agent and eOriginal, Inc.

“Event of Bankruptcy” shall mean, for any Person:

(i)that such Person shall admit in writing its inability to, pay its debts as they become due; or

(ii)a proceeding shall have been instituted seeking a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for all or substantially all of its property, or for the winding-up or liquidation of its affairs and (A) an order for relief is entered or (B) such proceeding remains unstayed or undismissed for a period of 60 days in a court having jurisdiction in the premises; or

(iii)the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or such Person’s consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for all or substantially all of its property, or any general assignment for the benefit of creditors; or

(iv)the holders of the equity of such Person or the board of directors or board of managers or other governing body of such Person shall adopt any resolution for such Person authorizing any of the actions set forth in the preceding clause (iii).

“Event of Default” shall mean an event described in Section 8.01.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Excess Concentration Amount” shall mean, with respect to all Warehouse SUBI Leases that are Eligible Leases on such date, the sum of, without duplication, the amounts (if any) by which:

(i)the aggregate Securitization Value of all Warehouse SUBI Leases that are Eligible Leases with Lease Maturity Dates occurring more than 48 months from the date of origination of such Leases exceeds the 48+ Month Limit;

(ii)if such date is on or after April 30, 2019, the aggregate Base Residual Value of all Warehouse SUBI Leases that are Eligible Leases scheduled to reach their Lease Maturity Date in any one (1) month exceeds the Single Month Maturity Limit;

(iii)if such date is on or after June 30, 2019, the aggregate Base Residual Value of all Warehouse SUBI Leases that are Eligible Leases scheduled to reach their Lease Maturity Date in any 6 consecutive months exceeds the Six Month Maturity Limit;

(iv)if such date is on or after the 90th day after the Closing Date, the amount by which the aggregate Base Residual Value of all Warehouse SUBI Leases that are Eligible Leases exceeds the Base RV Limit;

(v)the aggregate Securitization Value of all Warehouse SUBI Leases that are Eligible Leases that cause the weighted average FICO Score of all Lessees (or, if a Lessee is an entity, the natural person who is the co-lessee or guarantor under the applicable Lease and an owner of such Lessee) of all Warehouse SUBI Leases that are Eligible Leases to be less than the WA FICO Limit; in determining which Warehouse SUBI Lease causes such weighted average FICO Score to be less than the WA FICO Limit, the Warehouse SUBI Lease or Warehouse SUBI Leases most recently originated or purchased by the Trust shall be treated as causing such breach;

(vi)the aggregate Securitization Value of all Warehouse SUBI Leases that are Eligible Leases with respect to which the FICO Score of the related Lessee (or, if a Lessee is an entity, the natural person who is the co-lessee or guarantor under the applicable Lease and an owner of such Lessee) of such Eligible Leases is less than the Minimum FICO Limit Score exceeds the Minimum FICO Limit;

(vii) the aggregate Securitization Value of all Warehouse SUBI Leases originated in any state (other than California) that are Eligible Leases exceeds the Single State (Non-CA) Limit;

(viii)if such date is on or after the 90th day after the Closing Date, the aggregate Securitization Value of all Warehouse SUBI Leases originated in the State of California that are Eligible Leases exceeds the Single State (CA) Limit; and

(ix)the aggregate Securitization Value of all Warehouse SUBI Leases that are Extended Leases exceeds the Extended Lease Limit.

“Excess Mileage Fee” shall mean, with respect to any Lease or Leased Vehicle, any applicable charge for excess mileage.

“Excess Wear and Tear Fee” shall mean, with respect to any Lease or Leased Vehicle, any applicable charge for excess wear and tear.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Recipient with respect to an interest in a Loan or Commitment (or its interest as an agent hereunder) pursuant to a law in effect on the date on which (i) such Recipient acquires such interest in the Loan or Commitment (or agency interest) or (ii) such Recipient changes its lending office, except in each case to the extent that, pursuant to Section 11.02, amounts with respect to such Taxes were payable either to such Recipient's assignor immediately before such Lender became a party hereto or to such Recipient immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 11.02(f) and (d) any Taxes imposed under FATCA.

“Extended Lease” shall mean an Eligible Lease as to which the original Lease Maturity Date has been extended.

“Extended Lease Limit” shall have the meaning specified in the Amended and Restated Fee Letter.

“Facility Limit” shall mean, initially, $1,100,000,000, and thereafter, such amount may be increased or decreased from time to time in accordance with Section 2.11 and Section 2.12 or terminated in accordance with Section 8.02 or Section 12.01.

“FATCA” shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, any published intergovernmental agreement entered into in connection with the implementation of such sections of the Internal Revenue Code and any fiscal or regulatory legislation adopted pursuant to such published intergovernmental agreements.

“Fee Letter” shall mean the Fee Letter dated as of December 27, 2018 among the Borrower, the Administrative Agent, the Group Agents and the Lenders.

“FICO Score” shall mean statistical credit scores based on methodology developed by Fair, Isaac & Company, and which are obtained by lenders in connection with lease applications to help assess a lessee’s creditworthiness.

“Financial Asset” shall have the meaning specified in Section 8-102(a)(9) of the UCC (or other section of similar content of the Relevant UCC).

“Finco Warehouse” shall mean the Loan and Security Agreement dated as of August 17, 2017 among the LML Warehouse SPV, LLC, TFL, Deutsche Bank AG, New York Branch, as administrative agent and the lenders and group agents party thereto, as amended from time to time.

“Foreign Lender” shall mean a Lender that is not a U.S. Person.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“GAAP” shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements or pronouncements by such other entity as approved by a significant segment of the accounting profession, which are in effect from time to time.

“Governmental Authority” shall mean any nation or government, any state, county, city, town, district, board, bureau, office commission, any other municipality or other political subdivision thereof (including any educational facility, utility or other Person operated thereby), and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Group” shall mean, for any Committed Lender, Conduit Lender or Group Agent from time to time party hereto, (a) in the case of any Committed Lender, such Committed Lender, its Related Conduit Lender(s) (if any) and its Group Agent, (b) in the case of any Conduit Lender, such Conduit Lender, its Related Committed Lender’s other Related Conduit Lender(s) (if any), its Related Committed Lender and its Group Agent and (c) in the case of any Group Agent, such Group Agent and the Committed Lender and Conduit Lender(s) (if any) for whom such Group Agent acts as agent hereunder.

“Group Agent” shall mean each Person acting as agent on behalf of a Group and designated as the Group Agent for such Group on the signature pages to this Agreement or any other Person who becomes a party to this Agreement as a Group Agent for any Group pursuant to an Assumption Agreement, an Assignment and Acceptance Agreement or otherwise in accordance with this Agreement.

“Group Agent Account” shall mean, with respect to any Group, the account(s) designated in writing by the applicable Group Agent to the Borrower, the Servicer and the Administrative Agent for purposes of receiving payments to or for the account of the members of such Group hereunder.

“Guarantee” shall mean, as to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.  The term “Guarantee” used as a verb has a corresponding meaning.

“Indemnified Amounts” shall have the meaning specified in Section 11.01.

“Indemnified Parties” shall mean the Administrative Agent, the Group Agents, the Lenders, the Paying Agent, the Affected Persons and their respective assigns (if such assign is permitted under the Transaction Documents), officers, directors, agents and employees.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower hereunder and (b) to the extent not otherwise described in (a), Other Taxes.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Initial Loan Balance” shall mean the principal amount of the initial Loans made by the Lenders to the Borrower on the Initial Loan Date.

“Initial Loan Date” shall mean the first Business Day on which Leases are allocated to the Warehouse SUBI and the Lenders fund the initial Loans under this Agreement.

“Insurance Expenses” shall mean any Insurance Proceeds (i) applied to the repair of the related Warehouse SUBI Leased Vehicle, or (ii) released to the related Lessee in accordance with applicable law.

“Insurance Policy” shall mean any insurance policy (including any self-insurance), including any residual value insurance policy, guaranteed automobile protection policy, comprehensive, collision, public liability, physical damage, personal liability, contingent and excess liability, accident, health, credit, life or unemployment insurance or any other form of insurance or self‑insurance, to the extent that any such policy or self‑insurance covers or applies to the Trust, the Warehouse SUBI, any Warehouse SUBI Lease, any Warehouse SUBI Leased Vehicle, any Lease or the ability of a Lessee to make required payments with respect to the related Warehouse SUBI Lease or the related Warehouse SUBI Leased Vehicle.

“Insurance Proceeds” shall mean, with respect to any Warehouse SUBI Leased Vehicle, Warehouse SUBI Lease or Lessee, amounts paid to the Servicer, the Trust or a Trustee on behalf of the Trust under an Insurance Policy and any rights thereunder or proceeds therefrom (including any self‑insurance or applicable deductible).

“Interest” shall mean, for any Interest Period (or portion thereof), the amount of interest accrued on the Loan Balance during such Interest Period (or portion thereof) in accordance with Section 2.02.

“Interest Carryover Shortfall” shall mean, with respect to any Payment Date, the sum of (a) the excess of (i) the Interest Distributable Amount for the preceding Payment Date over (ii) the amount that was actually paid to the Lenders in respect of Interest, Usage Fee Amount and Unused Fee Amount on such preceding Payment Date, and (b) interest on such excess, to the extent permitted by applicable law, by reference to the Default Rate for the period from such preceding Payment Date to but excluding the current Payment Date.

“Interest Distributable Amount” shall mean, with respect to any Payment Date, an amount equal to the sum of (i) the aggregate amount of Interest, Usage Fee Amount and Unused Fee Amount accrued during the related Interest Period and (ii) the Interest Carryover Shortfall for such Payment Date.

“Interest Period” shall mean each period commencing on the first day of each calendar month (or, in the case of the initial Interest Period hereunder, the Closing Date) and ending on the last day of such calendar month (or in the case of the initial Interest Period, the last day of December, 2018, or in the case of the final Interest Period hereunder, the final Payment Date).

“Interest Rate” shall mean, for any day during any Interest Period for any Loan (or any portion thereof):

(i)if such Loan (or such portion thereof) is being funded by a Conduit Lender on such day through the issuance of Short-Term Notes, the applicable Short-Term Note Rate; or

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(ii)if such Loan (or such portion thereof) is being funded on such day by any Lender other than a Conduit Lender, or by a Conduit Lender other than through the issuance of Short-Term Notes (including if a Conduit Lender is then funding such Loan (or such portion thereof) under a Program Support Agreement or if a Committed Lender is then funding such Loan (or such portion thereof)), the applicable Bank Interest Rate.

“Interest Rate Hedge” shall mean interest rate swap or interest rate cap transactions between the Borrower and one or more Eligible Interest Rate Hedge Providers which satisfies the definition of Eligible Interest Rate Hedge.

“Interest Rate Hedge Payment” shall mean, with respect to an Interest Rate Hedge and any Payment Date, any net amount required to be paid (other than an Interest Rate Hedge Termination Payment) under such Interest Rate Hedge by the Borrower to an Interest Rate Hedge provider in respect of such Payment Date.

“Interest Rate Hedge Provider” means any Person that has entered into an Interest Rate Hedge with the Borrower.

“Interest Rate Hedge Receipt” shall mean any net payment made to the Warehouse SUBI Collection Account by an Interest Rate Hedge provider pursuant to an Interest Rate Hedge.

“Interest Rate Hedge Termination Payment” shall mean, with respect to an Interest Rate Hedge, the payment due by the Borrower to the related Interest Rate Hedge provider or by such Interest Rate Hedge provider to the Borrower, including any interest that may accrue thereon, upon the occurrence of an “early termination date” under such Interest Rate Hedge.

“Interest Rate Hedge Trigger Event” shall mean the Eurodollar Rate is greater than 2.5% per annum for a period of five consecutive Business Days (measured at the close of each such Business Day).

“Internal Revenue Code” shall mean the U.S. Internal Revenue Code of 1986.

“Lease” shall mean any lease contract for a Leased Vehicle entered into for or by the Trust or a Trustee on behalf of the Trust.

“[***]” shall mean [***], an [***] corporation.

“[***] Subservicing Agreement” shall mean the Servicing Agreement dated as of December 18, 2013 between [***] as subservicer and the Servicer.

“Lease Documents” shall mean, with respect to each Lease, (i) the Lease (the electronic authoritative copy being held in the Electronic Lease Vault), (ii) any documentation of the Lessee’s insurance coverage customarily aintained by the Servicer, (iii) a copy of the application or application information of the related Lessee, together with supporting information customarily maintained by the Servicer which may include the following: factory invoices related to new vehicles, credit scoring information or Trust purchase documentation, and odometer statements required by applicable law, (iv) the original Certificate of Title (or a copy of the application therefor if the Certificate of Title has not yet been delivered by the applicable Registrar of Titles) or such other documents, if any, that the Servicer keeps on file in accordance with its customary practices indicating that title to the related Leased Vehicle is in the name of the Trust (or such other name as directed by the Servicer pursuant to Section 1(d) of the Warehouse SUBI Servicing Agreement), and (v) any and all other

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

documents that the Servicer keeps on file in accordance with its customary practices related to such Lease or the related Leased Vehicle or Lessee, including any written agreements modifying such Lease (including any extension agreements).  Any of the items set forth in (i) through (v) may be photocopies or other images thereof (including in electronic form) that the Servicer may keep on file in accordance with its customary servicing procedures.

“Lease Implicit Rate” shall mean, with respect to any Lease, the annual rate of finance charges used to determine the periodic rental payments stated in such Lease.

“Lease Maturity Date” shall mean with respect to any Lease, the date on which such Lease is scheduled to terminate as set forth in such Lease at its date of origination, as such date may be extended.

“Lease Origination Agreement” shall mean an agreement between TFL and Tesla, Inc. or a Subsidiary of Tesla, Inc. under which Tesla, Inc. or such Subsidiary originates Leases for the Trust, as the designee of TFL.

“Lease Pool” shall mean the Leases allocated to the Warehouse SUBI on any Warehouse SUBI Lease Allocation Date.

“Lease Pull-Forward” shall mean, as of any date, any Lease that has been terminated by the related Lessee before the related Lease Maturity Date under any “pull-forward”, “pull-ahead” or other marketing program in order to allow such Lessee, among other things, (i) to enter into a new lease contract for a new Tesla vehicle, or (ii) to purchase a new Tesla vehicle; provided that the Lessee is not in default on any of its obligations under the related Lease.

“Leased Vehicle” shall mean a Tesla automobile, together with all accessories, parts and additions constituting a part thereof, and all accessions thereto, leased to a Lessee pursuant to a Lease.

“Lender Party” shall mean any Lender, any Group Agent, the Administrative Agent or any Program Support Provider.

“Lenders” shall mean the Conduit Lenders and the Committed Lenders.

“Lessee” shall mean each Person that is a lessee under a Lease, including any Person that executes a guarantee on behalf of such lessee.

“Lessor” shall mean the Trust, as lessor under a Lease.

“LIBOR Business Day” shall mean any day of the year other than a Saturday, Sunday or any day on which banking institutions in San Francisco, California, New York, New York or London, England generally are required or authorized to be closed.

“Lien” shall mean any security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics’ liens, any liens that attach to property by operation of law and statutory purchase liens to the extent not past due.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Limited Liability Company Agreement” shall mean the Limited Liability Company Agreement of the Borrower dated as of December 27, 2018.

“Liquidation Expenses” shall mean reasonable out-of-pocket expenses (not to exceed, for any vehicle, the Liquidation Proceeds for such vehicle) incurred by the Servicer in connection with the attempted realization of the full amounts due or to become due under any Lease, including expenses of any collection effort (whether or not resulting in a lawsuit against the Lessee under such Lease) or other expenses incurred prior to repossession, recovery or return of the Leased Vehicle, expenses incurred in connection with the sale or other disposition of a Leased Vehicle that has been repossessed or recovered or has become a Terminated Lease and expenses incurred in connection with making claims under any related Insurance Policy.

“Liquidation Proceeds” shall mean gross amounts received by the Servicer (including Excess Mileage Fees, Excess Wear and Tear Fees and sales proceeds referred to in clause (i) of the definition of Off-Lease Net Liquidation Proceeds) in connection with the attempted realization of the full amounts due or to become due under any Lease and of the full value of the related Leased Vehicle, whether from the sale or other disposition of the related Leased Vehicle (irrespective of whether or not such proceeds exceed the related Base Residual Value), the proceeds of any repossession, recovery or collection effort, the proceeds of recourse or similar payments payable under the related Lease Origination Agreement, receipt of Insurance Proceeds, application of the related Security Deposit, the proceeds of any disposition fees or otherwise.

“Liquidity Agent” shall mean any Person acting as the administrator, administrative agent, program administrator or in any similar capacity with respect to a Conduit Lender’s Short-Term Note issuance program.

“Liquidity Agreement” shall mean any agreement entered into in connection with this Agreement pursuant to which a Liquidity Provider agrees to make purchases or advances to, or purchase assets from, a Conduit Lender in order to provide liquidity for such Conduit Lender’s interests hereunder.

“Liquidity Provider” shall mean each bank or other financial institution that provides liquidity support to a Conduit Lender pursuant to a Liquidity Agreement.

“Loan” shall mean a loan made under this Agreement by a Lender to the Borrower.

“Loan Balance” shall mean at any time the outstanding principal amount of all Loans.

“Loan Increase Date” shall mean, (i) with respect to the Warehouse SUBI Assets allocated to the Warehouse SUBI on the Initial Loan Date, the Initial Loan Date, and (ii) with respect to any subsequent Loan, the date on which such Loan is made pursuant to Section 2.01(b) and 5.02.

“Loan Maturity Date” shall mean the Payment Date in September 2020.

“Loan Request” shall mean a loan request in substantially the form of Exhibit A to this Agreement.

“Mark to Market Adjustment Date” shall mean (i) the last day of each of February, May, August and November, commencing on February 28, 2019, (ii) during the continuance of an Event of Bankruptcy with respect to Tesla, Inc. or TFL, the last day of the month on which such Event of Bankruptcy occurs, and the last day of every second month thereafter and (iii)  the last day of any month in which a Servicer Default described in clauses (h) or (i) of the definition thereof shall have occurred and is continuing.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Mark-to-Market MRM Residual Value” shall mean, with respect to any Warehouse SUBI Leased Vehicle and the related Lease, as of any date, the lesser of (i) the expected value of such Leased Vehicle at the related Lease Maturity Date using a residual value estimate produced by Automotive Lease Guide (assuming that the vehicle is in “average” condition) based on the “Maximum Residualizable MSRP,” which consists of the MSRP of the typically equipped vehicle and value adding options, giving only partial credit or no credit for those options that add little or no value to the resale price of the vehicle, calculated as of the last day of the calendar month immediately preceding the most recent Mark to Market Adjustment Date prior to and, if applicable, including such date and (ii) the residual value estimate produced by Automotive Lease Guide (based as above) calculated as of the contract date of the related Lease; provided, however, that if the contract date of the related Lease for a Warehouse SUBI Lease is after the last day of the calendar month immediately preceding the most recent Mark to Market Adjustment Date, as of any date, then the initial Mark-to-Market MRM Residual Value for such Warehouse SUBI Lease shall be equal to the amount in clause (ii) above; provided further, however, that for an Extended Lease (a) the amount in clause (ii) above shall be adjusted downward by the total amount of additional scheduled principal payments in the extended term and (b) until the next Mark to Market Adjustment Date after the date such Lease becomes an Extended Lease, the amount in clause (i) above shall be adjusted downward by the total amount of additional scheduled principal payments in the extended term.

“Material Adverse Effect” shall mean a material adverse effect on (i) the financial condition or operations of the Tesla Parties and TFL, taken as a whole, (ii) the ability of any Tesla Party or TFL to perform its material obligations under this Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of any material provision of this Agreement or any other Transaction Document, (iv) the Administrative Agent’s security interest in all or any significant portion of the Collateral, or (v) the collectability of all or any significant portion of the Warehouse SUBI Assets; provided, that, for purposes of clause (i), a Material Adverse Effect shall not include effects arising out of acts of terrorism or war or the escalation or worsening thereof, weather conditions, or other force majeure events.

“Matured Vehicle” as of any date shall mean any Leased Vehicle the related Lease of which has reached its Lease Maturity Date, which Leased Vehicle has been returned to the Servicer.

“Maximum Facility Limit” shall mean $1,100,000,000, as such amount may be increased or reduced from time to time in accordance with Section 2.11 or terminated in accordance with Section 8.02 and Section 12.01.

“Maximum Facility Limit Increase Amount” shall have the meaning specified in Section 2.11.

“Maximum Facility Limit Increase Date” shall have the meaning specified in Section 2.11.

“Maximum Facility Limit Increase Notice” shall have the meaning specified in Section 2.11.

“Maximum Facility Limit Reallocation Date” shall have the meaning specified in Section 2.12.

“Maximum Facility Limit Reallocation Notice” shall have the meaning specified in Section 2.12.

“Maximum Facility Limit Reduction Amount” shall have the meaning specified in Section 2.11.

“Maximum Facility Limit Reduction Date” shall have the meaning assigned such term in Section 2.11.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Maximum Facility Limit Reduction Notice” shall have the meaning assigned such term in Section 2.11.

“Maximum Loan Balance” shall mean, as of any date, the product of:

(x) the Advance Rate,

multiplied by

(y) the amount equal to:

(A) the Securitization Value of all Warehouse SUBI Leases on such date (determined as of the last day of the Settlement Period immediately preceding such date or, with respect to any new Lease Pool allocated to the Warehouse SUBI on such date, as of the related Cut-Off Date), minus

(B) without duplication, the sum of (1) the aggregate Securitization Value of all Warehouse SUBI Leases that are Defaulted Leases, (2) the aggregate Securitization Value of all Terminated Leases, (3) the aggregate Securitization Value of all Warehouse SUBI Leases that are Delinquent Leases, (4) the aggregate Securitization Value of all Warehouse SUBI Leases that are not Eligible Leases, (5) the Excess Concentration Amount as of such date, (6) the aggregate Securitization Value of all Designated Ineligible Leases as of such date, and (7) the aggregate Securitization Value of all Warehouse SUBI Leases and/or Warehouse SUBI Leased Vehicles required to be purchased by the Servicer or required to be reallocated by the Borrower to the TBM SUBI on such date, to the extent included in clause (y)(A).

“Member State” shall mean a member state of the European Union.

“Minimum FICO Limit” shall have the meaning specified in the Fee Letter.

“Minimum FICO Limit Score” shall have the meaning specified in the Fee Letter.

“Monthly Lease Payment” shall mean, with respect to any Lease, the amount of each fixed monthly payment payable by the related Lessee in accordance with the terms thereof, net of any portion of such fixed monthly payment that represents an Administrative Charge.

“Monthly Remittance Condition” shall mean (i) TFL is the Servicer, (ii) no Event of Default or Servicer Default has occurred, and (iii) TFL has the Required Ratings.

“Moody’s” shall mean Moody’s Investors Service, Inc., together with its successors.

“MSRP” shall mean, with respect to any Leased Vehicle, the manufacturer’s suggested retail price.

“Multiemployer Plan” shall mean, with respect to any Person, a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by such Person or any of its ERISA Affiliates on behalf of its employees and which is covered by Title IV of ERISA.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Net Insurance Proceeds” shall mean Insurance Proceeds net of related Insurance Expenses.

“Net Liquidation Proceeds” shall mean Liquidation Proceeds net of related Liquidation Expenses.

“Notice of Termination” shall have the meaning specified in Section 8.02(a).

“Notice of Warehouse SUBI Lease Allocation” shall have the meaning specified in the Warehouse SUBI Sale Agreement.

“OFAC” shall mean the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Official Body” shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, federal or state regulatory authority, tribunal, grand jury or arbitrator, in each case, whether foreign or domestic.

“Off-Lease Net Liquidation Proceeds” shall mean for each Terminated Vehicle sold during or prior to any Settlement Period, (i) the sales proceeds received in such Settlement Period from the sale of the Terminated Vehicle, minus (ii) related Liquidation Expenses.

“Off-Lease Residual Value Net Liquidation Proceeds” shall mean, for each Warehouse SUBI Lease that has reached its Turn In Date during any of the three consecutive Settlement Periods ended on the last day of the calendar month immediately preceding any RVLR Calculation Date, an amount equal to (i) the sum of (A) the proceeds received during such three consecutive Settlement Periods resulting solely from the sale of the related Leased Vehicle at auction, or from a sale to the related Lessee, but excluding, in each case, any such proceeds arising from a sale or other disposition to TFL or any Affiliate of TFL other than to Tesla, Inc., on an arms-length basis, or advances made by, TFL or any Affiliate of TFL, and (B) any applicable Excess Wear and Tear Fees and Excess Mileage Fees received during such three consecutive Settlement Periods, but excluding any such fees paid or advanced by or on behalf of TFL or any Affiliate of TFL, minus (ii) any reconditioning expenses related to the foregoing.  Notwithstanding the foregoing, the “Off-Lease Residual Value Net Liquidation Proceeds” of any Leased Vehicle the Turn In Date for which is more than 60 days after the related Lease Maturity Date shall be zero. For the avoidance of doubt, “Off-Lease Residual Value Net Liquidation Proceeds” do not relate to (or include) any Lease that has reached its Turn In Date if, at any time of determination, the related Leased Vehicle has remained in TFL’s auction inventory.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement, or sold or assigned an interest in any Loan or this Agreement).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Participant” shall have the meaning specified in Section 12.10(g).

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Participant Register” shall have the meaning specified in Section 12.10(h).

“Paying Agent” shall mean the Person appointed as such pursuant to Section 9.01.

“Paying Agent Account” shall mean the account with such name established and maintained pursuant to Section 2.06.

“Payments Ahead” shall mean any payment of all or a part of one or more Monthly Lease Payments remitted by a Lessee with respect to a Lease in excess of the Monthly Lease Payment due with respect to such Lease, which amount the Lessee has instructed the Servicer to apply to Monthly Lease Payments due in one or more subsequent Settlement Periods; provided, however, that Payments Ahead shall exclude Pull-Forward Payments.

“Payment Date” shall mean the twentieth (20th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing on January 22, 2019.

“Payoff Date” shall mean the first date following the Termination Date on which the Loan Balance has been indefeasibly reduced to zero and all accrued Interest, Usage Fee Amount, Unused Fee Amount and all other Secured Obligations have been indefeasibly paid in full.

“PBGC” shall mean the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

“Percentage” shall mean, at any time with respect to any Committed Lender, a fraction (expressed as a percentage), (a) the numerator of which is (i) prior to the termination of all Commitments hereunder, its Commitment Amount at such time or (ii) if all Commitments hereunder have been terminated, the aggregate principal amount of all Loans being funded by the Lenders in such Committed Lender’s Group at such time, and (b) the denominator of which is (i) prior to the termination of all Commitments hereunder, the aggregate Commitment Amounts of all Committed Lenders at such time or (ii) if all Commitments hereunder have been terminated, the aggregate principal amount of all Loans at such time.

“Permitted Account” shall mean each demand deposit or other account approved by the Administrative Agent and each Group Agent and maintained in the United States with a bank for depositing payments made by (or on behalf of) Lessees including payments made by wire transfer or other methods of electronic payment or transfer.

“Permitted Lockbox” shall mean a post office box approved by the Administrative Agent and each Group Agent and located in the United States maintained by a bank for the purpose of receiving payments made by (or on behalf of) the Lessees.

“Person” shall mean any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, business trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization or government or any agency or political subdivision thereof.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Plan” shall mean a “defined benefit plan” (as defined in Section 3(35) of ERISA), which is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code (other than a Multiemployer Plan) with respect to which the Borrower or any of its ERISA Affiliates was an “employer” (as defined in Section 3(5) of ERISA) during the current year or immediately preceding five years.

“Pool Cut Report” shall mean a report substantially in the form of Exhibit E hereto.

“Portfolio Performance Condition” shall mean, on any date of determination, the occurrence of any one or more of the following events:

(i)the annualized average of the Delinquency Ratios for any three (3) consecutive Settlement Periods shall exceed [***]%; or

(ii)the Residual Value Loss Ratio, as of any Statistically Significant RVLR Calculation Date shall be greater than [***]%; or

(iii)the annualized average of the Credit Loss Ratios for the three (3) most recent Settlement Periods shall exceed [***]%;

provided, however, that a Portfolio Performance Condition shall no longer be deemed to be continuing if:

(x)with respect to the Portfolio Performance Condition referred to in clause (i), the annualized average of the Delinquency Ratios for the three (3) most recent consecutive Settlement Periods subsequent to the occurrence of such Condition shall be less than or equal to [***]%,

(y)with respect to the Portfolio Performance Condition referred to in clause (ii), the Residual Value Loss Ratio as of the first Statistically Significant RVLR Calculation Date subsequent to the occurrence of such Condition shall be less than or equal to [***]%,

(z)with respect to the Portfolio Performance Condition referred to in clause (iii), the annualized average of the Credit Loss Ratios for the three (3) most recent Settlement Periods subsequent to the occurrence of such Condition shall be less than or equal to [***]%.

“Potential Servicer Default” shall mean an event which, but for the lapse of time or the giving of notice, or both, would constitute a Servicer Default.

“Prepayment” shall mean payment by a Lessee or other obligor in connection with an early termination of a Lease.

“Prime Rate” shall mean, as of any date of determination, a per annum rate equal to the “Prime Rate” listed in “Money Rates” section of The Wall Street Journal (Northeast edition), changing when and as such rate changes.

“Principal Carryover Shortfall” shall mean, with respect to any Payment Date, the excess of the Principal Distributable Amount for the preceding Payment Date over the amount that was actually paid to the Lenders in reduction of the Loan Balance on such preceding Payment Date, plus interest thereon at the Default Rate for the period from the preceding Payment Date to such Payment Date.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Principal Distributable Amount” shall mean, for any Payment Date, the aggregate amount of principal payable on the Loans, equal to the sum of (i) the Principal Distribution Amount and (ii) the Principal Carryover Shortfall for such Payment Date.  Notwithstanding the above, the Principal Distributable Amount shall not exceed the Loan Balance.

“Principal Distribution Amount” shall mean, with respect to any Payment Date:

(i)with respect to any Payment Date that is not during a Turbo Amortization Period, the amount (if any) by which the Loan Balance (before giving effect to any payment pursuant to Section 2.04(c) in respect thereof on such Payment Date, but after giving effect to any increase in respect thereof if such Payment Date is a Loan Increase Date) exceeds the Maximum Loan Balance for such Payment Date; or

(ii)with respect to any Payment Date during a Turbo Amortization Period, all remaining Available Amounts after giving effect to the payments pursuant to Sections 2.04(c)(i) through (v) on such Payment Date.

“Proceeds” shall mean “proceeds” as defined in Section 9-102(a) of the UCC (or other section of similar content of the Relevant UCC).

“Program Support Agreement” shall mean any Liquidity Agreement and any other agreement entered into by any Program Support Provider providing for: (a) the issuance of one or more letters of credit for the account of a Conduit Lender, (b) the issuance of one or more surety bonds for which a Conduit Lender is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, (c) the sale by any Conduit Lender to any Program Support Provider of any Loan (or portions thereof or participation interest therein) and/or (d) the making of loans and/or other extensions of credit to a Conduit Lender in connection with such Conduit Lender’s Short-Term Note issuance program, together with any letter of credit, surety bond or other instrument issued thereunder.

“Program Support Provider” shall mean any Liquidity Agent, any Liquidity Provider and any other Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, a Conduit Lender pursuant to any Program Support Agreement.

“Pull-Forward Payment” shall mean, with respect to any Lease Pull-Forward, the Monthly Lease Payments not yet due with respect to the affected Lease.

“Quarterly Report Date” shall mean the Determination Date in each of the months of March, June, September and December.

“Rating Agency” shall mean S&P, Moody’s, Fitch Inc., DBRS, Inc., Kroll Bond Rating Agency, or any other nationally recognized statistical rating organization.

“Reallocation Proceeds” shall mean (a) the proceeds allocated from the TBM SUBI to the Warehouse SUBI in connection with a Securitization Take-Out (if any), or (b) the payment by TBM (or by TFL on TBM’s behalf pursuant to Section 3.1A(c) of the Warehouse SUBI Servicing Agreement) in connection with the reallocation of any Lease from the Warehouse SUBI to the TBM SUBI (such payment to be not less than the Securitization Value of such Lease) arising from a breach of TBM’s statements and representations made in the Warehouse SUBI Sale Agreement.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Recipient” shall mean (a) the Administrative Agent, (b) each Group Agent and (c) each Lender.

“Recommenced TFL Facility Borrowing Date” shall mean the first TFL Loan Increase Date to occur after the Closing Date.

“Register” shall have the meaning set forth in Section 12.10.

“Regulatory Requirement” shall mean (i) the adoption after the date hereof of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy or liquidity coverage) or any change therein after the date hereof, (ii) any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency; provided that for purposes of this definition, (x) the United States bank regulatory rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modification to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted on December 15, 2009, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder, issued in connection therewith or in implementation thereof, and (z) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, shall in each case be deemed to be a “Regulatory Requirement”, regardless of the date enacted, adopted, issued or implemented.

“Related Committed Lender” shall mean, with respect to any Conduit Lender, each Committed Lender which is, or pursuant to any Assignment and Acceptance Agreement or Assumption Agreement or otherwise pursuant to this Agreement becomes, included as a Committed Lender in such Conduit Lender’s Group, as designated on its signature page hereto or in such Assignment and Acceptance Agreement, Assumption Agreement or other agreement executed by such Committed Lender, as the case may be.

“Related Conduit Lender” shall mean, with respect to any Committed Lender, each Conduit Lender which is, or pursuant to any Assignment and Acceptance Agreement or Assumption Agreement or otherwise pursuant to this Agreement becomes, included as a Conduit Lender in such Committed Lender’s Group, as designated on its signature page hereto or in such Assignment and Acceptance Agreement, Assumption Agreement or other agreement executed by such Committed Lender, as the case may be.

“Relevant UCC” shall mean the Uniform Commercial Code as in effect from time to time in all applicable jurisdictions.

“Repurchase Amount” shall mean, with respect to any Lease to be repurchased by TBM pursuant to Section 2.7 of the Warehouse SUBI Sale Agreement (or by TFL on TBM’s behalf pursuant to Section 3.1A(c) of the Warehouse SUBI Servicing Agreement), the Securitization Value of such Lease as of the end of the Settlement Period preceding the Deposit Date in which such repurchase occurs.

“Required Aggregate Notional Principal Amount” shall mean, at any time with respect to all Eligible Interest Rate Hedges in full force and effect at such time, an aggregate notional amount at such time and at all future Payment Dates equal to (a) upon the occurrence of the Interest Rate Hedge Trigger Event or upon

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

entering into or terminating any Interest Rate Hedge thereafter pursuant to Section 6.01(n), the Loan Balance at such time and the expected Loan Balance on each future Payment Date, in accordance with an amortization schedule agreed between the Borrower and the Administrative Agent, and (b) at any other time after the occurrence of the Interest Rate Hedge Trigger Event, an amount not less than 90% and not greater than 110% of the Loan Balance on such date and not less than 90% and not greater than 110% of the expected Loan Balance on such future Payment Date.

“Required Discount Rate” shall have the meaning specified in the Fee Letter.

“Required Group Agents” shall mean at any time (a) if there are two or fewer Group Agents, then all Group Agents, and (b) if there are more than two Group Agents, (i) Group Agents for Lenders then holding more than fifty percent (50%) of the Commitments then in effect, or (ii) if the Commitments have terminated, Group Agents for Lenders then holding more than fifty percent (50%) of the Loans (Group Agents that are Affiliates of one another being considered as one Group Agent for purposes of this proviso).

“Required Ratings” shall mean both of (1) either a short term rating from S&P of at least “A-1” or a long-term unsecured rating from S&P of at least “AA+” and (2) either a short term rating from Moody’s of at least “P-1” or a long-term unsecured rating from Moody’s of at least “Aa1.”

“Required Reserve Account Balance” shall mean, as of any date, an amount equal to (x) the product of (a) 1.0% times (b) the aggregate Securitization Value of all outstanding Warehouse SUBI Leases on such date, after giving effect to the allocation (if any) of a Lease Pool to the Warehouse SUBI on such date and a Securitization Take-Out (if any) on such date plus (y) the amount of funds deposited by the Borrower that are not proceeds of the Warehouse SUBI Assets or payable pursuant to the Warehouse SUBI Servicing Agreement or the Warehouse SUBI Sale Agreement to satisfy the minimum balance requirements of the depository institution holding the Reserve Account; provided that (1) on any date on and after the date on which any Commitments terminate, the Required Reserve Account Balance shall be an amount equal to the Required Reserve Account Balance in effect on the day immediately preceding such date on which such Commitments terminate, and (2) on any date on and after the payment of all funds in the Reserve Account to the Lenders following the maturity of the Loan Balance has been accelerated after the occurrence of an Event of Default, the Required Reserve Account Balance shall be the amount of funds needed to satisfy the minimum balance requirements of the depository institution holding the Reserve Account, or if there is no such requirement, zero.

“Required Supermajority Group Agents” shall mean at any time (a) if there are two or fewer Group Agents, then all Group Agents, and (b) if there are more than two Group Agents, (i) Group Agents for Lenders then holding more than sixty-six and two-thirds percent (66-2/3%) of the Commitments then in effect, or (ii) if the Commitments have terminated, Group Agents for Lenders then holding more than sixty-six and two-thirds percent (66-2/3%) of the Loans (Group Agents that are Affiliates of one another being considered as one Group Agent for purposes of this proviso).

“Requirements of Law” shall mean, for any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including usury laws and the federal Truth in Lending Act).

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Reserve Account” shall mean the account with such name established and maintained pursuant to Section 2.06.

“Residual Value Loss Ratio” shall mean, for any RVLR Calculation Date, and with respect to those Warehouse SUBI Leases which reached their respective Lease Maturity Dates during or prior to such three consecutive Settlement Periods and for which Off-Lease Residual Value Net Liquidation Proceeds were received during the three consecutive Settlement Periods ended on the last day of the calendar month immediately preceding such RVLR Calculation Date, a fraction expressed as a percentage, (a) the numerator of which is the difference between the aggregate Base Residual Values of such Warehouse SUBI Leases and the aggregate Off-Lease Residual Value Net Liquidation Proceeds received with respect to such Warehouse SUBI Leases, and (b) the denominator of which is the aggregate Base Residual Values of such Warehouse SUBI Leases.

“Residual Value Loss Ratio Trigger” shall have the meaning specified in the Fee Letter.

“Response Date” shall have the meaning specified in Section 2.10.

“Responsible Officer” shall mean with respect to (i) the Borrower or TFL, any of the president, chief executive officer, chief financial officer, treasurer or any vice president of the Borrower or TFL, as the case may be or (ii) the Paying Agent, any managing director, director, vice president, assistant vice president, associate or trust officer of the Paying Agent customarily performing functions with respect to corporate trust matters and, with respect to a particular matter under this Agreement, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case, having direct responsibility for the administration of this Agreement.

“Retained Interest” shall mean, to the extent required by the Retention Requirements, a material net economic interest of not less than five percent (5.0%) of the aggregate Securitization Value of all Warehouse SUBI Leases.

“Retention Requirements” shall mean each of: (a) Article 405 of the CRR, together with (i) the Commission Delegated Regulation (EU) 625/2014 of 13 March 2014 and any regulatory technical standards, implementing technical standards or related documents published by the European Banking Authority, European Central Bank (or any other successor or replacement agency or authority) and any delegated regulations of the European Commission; and (ii) to the extent informing the interpretation of Article 405 of the CRR, the guidelines and related documents previously published in relation to the preceding European Union risk retention legislation by the European Banking Authority (and/or its predecessor, the Committee of European Banking Supervisors); (b) Article 17 of the AIFMD, as supplemented by Article 51 of the AIFM Regulation; (c) Article 254 Commission Delegated Regulation (EU) 2015/35 (the Solvency II Regulation), (d) in relation to each of the foregoing, any guidance published in relation thereto and any implementing laws or regulations in force in any Member State of the European Union and (e) in each case, any law or regulation superseding or replacing such requirements (or regulatory guidance published in relation thereto).

“RVLR Calculation Date” shall mean the last day of each February, May, August and November, commencing on February 28, 2019.

“S&P” shall mean Standard & Poor’s Rating Group, together with its successors.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Sanctioned Country” shall mean, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Scheduled Expiration Date” shall mean August 16, 2019, unless such date shall be extended from time to time in accordance with Section 2.10.

“Secured Obligations” shall mean, at any time, (i) all accrued and unpaid Interest Distributable Amounts at such time, (ii) the Loan Balance at such time, (iii) the Borrower’s obligations under all Interest Rate Hedges, and (iv) all other fees and amounts (whether due or accrued) owing to the Secured Parties under this Agreement or the Fee Letter or any other Transaction Document at such time.

“Secured Parties” shall mean the Lenders, the Group Agents, the Administrative Agent, the Interest Rate Hedge providers and each other Indemnified Party and Affected Person.

“Securitization Take-Out” shall have the meaning specified in Section 2.09(b).

“Securitization Take-Out Certificate” shall have the meaning specified in Section 2.09(b).

“Securitization Take-Out Collateral” shall mean, with respect to any Securitization Take-Out, all or a portion of the Warehouse SUBI Leases selected by the Borrower and satisfying the conditions set forth in Section 2.09(b) and employing no adverse selection procedures in connection with such Securitization Take-Out (excluding, however, any Lease subject to a repurchase or reallocation obligation) that the Borrower has agreed to reallocate to the TBM SUBI in connection with a securitization or other type of financing or refinancing and that are designated by the Borrower and specified in the related Securitization Take-Out Certificate.

“Securitization Take-Out Date” shall mean, with respect to any Securitization Take-Out, the date on which such Securitization Take-Out occurs.

“Securitization Take-Out Price” shall mean, with respect to Warehouse SUBI Leases reallocated to the TBM SUBI pursuant to a Securitization Take-Out, the amount by which the Loan Balance must be reduced such that, after giving effect to the related Securitization Take-Out, the Loan Balance does not exceed the Maximum Loan Balance.

“Securitization Value” shall mean, with respect to any Lease and any date, determined as of the last day of the Settlement Period immediately preceding such date (or, with respect to any Lease allocated to the Warehouse SUBI on such date, as of the related Cut-Off Date), until reset on the last day of the succeeding

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Settlement Period, an amount equal to the sum of the present values of (i) all remaining Monthly Lease Payments scheduled to be due after the day on which such Securitization Value is determined (or, in the case of the Securitization Value of any Lease allocated to the Warehouse SUBI on such date, after the related Cut-Off Date), calculated in each case assuming that such Monthly Lease Payments will be paid on a timely basis and (ii) the Base Residual Value (discounted from the date that is one month after the Lease Maturity Date of such Lease), in each case calculated by discounting such sum by the Required Discount Rate applicable on the day on which such Securitization Value is determined.

“Security Deposit” shall mean, with respect to any Lease, the refundable security deposit specified in such Lease.

“Servicer” shall mean TFL, in its capacity as Servicer under the Warehouse SUBI Servicing Agreement and this Agreement, together with its successors and assigns in such capacity.

“Servicer Default” shall have the meaning specified in the Warehouse SUBI Servicing Agreement.

“Servicing Agreement” shall mean the Servicing Agreement dated as of November 6, 2013 between the Trust and TFL as Servicer.

“Servicing Fee” shall mean, with respect to the Warehouse SUBI, the fee payable on each Payment Date with respect to each Settlement Period equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the daily average Securitization Value of the Warehouse SUBI Leases during such Settlement Period.

“Servicing Fee Rate” shall mean 1.0% per annum.

“Settlement Period” shall mean with respect to any Determination Date, any Payment Date or any other date, the immediately preceding calendar month.  With respect to any Determination Date or Payment Date, the “related Settlement Period” shall mean the Settlement Period ending on the last day of the month preceding the month in which such Determination Date or Payment Date occurs.

“Settlement Statement” shall mean the monthly statement prepared by the Servicer substantially in the form of Exhibit A to the Fee Letter.

“Short-Term Note Rate” shall mean, with respect to any Conduit Lender for any period (including any day, Interest Period or portion thereof) for any Loan, the rate identified on Schedule 9 hereto or the rate designated as the “Short-Term Note Rate” for such Conduit Lender in an Assignment and Acceptance Agreement or Assumption Agreement in each case which is agreed to by the Borrower and pursuant to which such Person became or becomes a party hereto as a Conduit Lender, or any other writing or agreement provided by such Conduit Lender to the Borrower, the Servicer, the Administrative Agent and the applicable Group Agent and agreed to by the Borrower from time to time.  Notwithstanding the foregoing, at all times following the occurrence and during the continuation of an Event of Default, the Short-Term Note Rate shall be an interest rate per annum equal to the Default Rate.

“Short-Term Notes” shall mean the short-term commercial paper notes issued or to be issued by or on behalf of a Conduit Lender (or, solely in the case of Salisbury Receivables Company LLC, by or on behalf of Sheffield Receivables Company LLC) to fund or maintain the Loans or investments in other financial assets.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Single Month Maturity Limit” shall have the meaning specified in the Fee Letter.

“Single State (CA) Limit” shall have the meaning specified in the Fee Letter.

“Single State (Non-CA) Limit” shall have the meaning specified in the Fee Letter.

“Six Month Maturity Limit” shall have the meaning specified in the Fee Letter.

“Solvent” shall mean, as to any Person at any time, having a state of affairs such that (i) the fair value of the property owned by such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (ii) the present fair salable value of the property owned by such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital.

“State” shall mean any state of the United States of America or the District of Columbia.

“Statistically Significant RVLR Calculation Date” shall mean any RVLR Calculation Date if, during the three Settlement Periods ended on the last day of the calendar month immediately preceding such RVLR Calculation Date, at least fifty (50) Leases reached their Turn In Dates during such three Settlement Periods.

“SUBI Trustee” shall have the meaning specified in the Trust Agreement.

“Subsidiary” shall mean, for any Person, any corporation or other business organization more than 50% of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more such corporations or organizations owned or controlled, directly or indirectly, by such Person and one or more of its Subsidiaries, and any partnership of which such Person or any such corporation or organization is a general partner.

“Successor Servicer” shall have the meaning specified in the Warehouse SUBI Servicing Agreement.

“Successor Servicer Engagement Fee” shall mean the fee payable to the Back-Up Servicer upon its becoming the Successor Servicer under the Warehouse SUBI Servicing Agreement.

“Supermajority Terms” shall mean (i) the definition of “Base Residual Value”; (ii) the definition of “Change in Control”; (iii) the definition of “Credit Loss Ratio Trigger”; (iv) the definition of “Delinquency Ratio Trigger”; (v) the definition of “Eligible Lease”; (vi) the individual limits in the definition of “Excess Concentration Amount”; (vii) the definition of “Interest Rate Hedge Trigger Event”; (viii) the definition of “Mark-to-Market MRM Residual Value”; (ix) the definition of “Maximum Loan Balance”; (x) the definition of “Portfolio Performance Condition”; (xi) the definition of “Required Discount Rate”; (xii) the definition of “Required

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Reserve Account Balance”; (xiii) the definition of “Residual Value Loss Ratio Trigger”; (xiv) the definition of “Securitization Value”; (xv) the definition of “Servicer Default”; (xvi) the definition of “Tesla Change in Control”; (xvii) the definition of “Turbo Amortization Period”; (xviii) Section 2.04; (xix) Section 6.01(n); (xx) Section 6.03; and (xxi) Section 8.01.

“Supplemental Servicing Fees” shall mean all late payments, NSF check fees and other similar administrative fees payable by a Lessee under the terms of a Lease.

“Tangible Chattel Paper” shall have the meaning specified in Section 9-102(a) of the UCC (or other section of similar content of the Relevant UCC).

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“TBM” shall mean TBM Partnership II, LLC, a Delaware limited liability company.

“TBM Partnership Agreement” shall mean the limited liability company agreement of TBM, dated as of November 21, 2018, as the same may be amended from time to time.

“TBM SUBI” shall mean the special unit of beneficial interest in the Trust created by the TBM SUBI Supplement and identified as the “TBM II SUBI.”

“TBM SUBI Holder” shall mean the beneficiary of the TBM SUBI, initially TBM.

“TBM SUBI Servicing Agreement” shall mean the TBM II SUBI Servicing Agreement, dated November 21, 2018, between the Trust, TFL and the back-up servicer party thereto.

“TBM SUBI Supplement” shall mean the TBM II SUBI Supplement to Trust Agreement, dated as of November 21, 2018, by and among TFL, as Settlor and Initial Beneficiary, U.S. Bank Trust, as SUBI Trustee, Administrative Trustee and UTI Trustee, and TBM.

“TBM SUBI Trustee” shall mean the SUBI Trustee of the TBM SUBI.

“Terminated Lease” shall mean a Warehouse SUBI Lease that has reached its Lease Maturity Date or Early Lease Termination Date.

“Terminated Vehicle” shall mean a Warehouse SUBI Leased Vehicle the related Lease for which is a Terminated Lease.

“Termination Date” shall mean the earlier to occur of (i) the occurrence of an Event of Default, and (ii) the Scheduled Expiration Date.

“Tesla Change in Control” shall mean the occurrence of any of the following:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(i)an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding Elon Musk and any of his heirs, beneficiaries or trusts), becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of equity interests representing a majority of the voting power for election of members of the board of directors or equivalent governing body of Tesla, Inc. on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(ii)Tesla, Inc. ceases to directly or indirectly own and control, 80% of the equity and voting interests of TFL free and clear of all Adverse Claims.

“Tesla Party” shall mean the Borrower or the Trust.

“TFL” shall have the meaning specified in the preamble to this Agreement

“TFL Administrative Agent” shall mean the “Administrative Agent,” as such term is defined in the TFL Warehouse Agreement.

“TFL Borrower” shall mean Tesla 2014 Warehouse SPV LLC.

“TFL Borrower Default” shall mean the occurrence of any “Event of Default,” as such term is defined in the TFL Warehouse Agreement.

“TFL Facility Limit” shall mean the “Facility Limit,” as such term is defined in the TFL Warehouse Agreement.

“TFL Group Agent” shall mean a “Group Agent,” as such term is defined in the TFL Warehouse Agreement.

“TFL Loan Balance” shall mean the “Loan Balance,” as such term is defined in the TFL Warehouse Agreement.

“TFL Loan Increase Date” shall mean a “Loan Increase Date,” as such term is defined in the TFL Warehouse Agreement.

“TFL Paying Agent” shall mean the “Paying Agent” as such term is defined in the TFL Warehouse Agreement.

“TFL Residual Value” shall mean, with respect to any Leased Vehicle, the expected value of such Leased Vehicle at the Lease Maturity Date of the related Lease as determined by TFL and set forth in such Lease.

“TFL Transaction Documents” shall mean the “Transaction Documents,” as such term is defined in the TFL Warehouse Agreement.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“TFL Warehouse Agreement” shall mean the Amended and Restated Loan and Security Agreement dated as of August 17, 2017 among the TFL Borrower, TFL, the Administrative Agent and the lenders and group agents party thereto, as the same may be amended from time to time.

“Transaction Documents” shall mean the Trust Agreement, the Warehouse SUBI Supplement, the Warehouse SUBI Servicing Agreement, the [***] Subservicing Agreement, the eVault Letter Agreement, the Warehouse SUBI Sale Agreement, this Agreement, the Collateral Agency and Security Agreement, the Fee Letter, each Loan Request, each Settlement Statement, each Notice of Warehouse SUBI Lease Allocation, each Interest Rate Hedge and each other agreement, report, certificate or other document delivered by any Tesla Party, Tesla, Inc. or TFL (other than in its capacity as managing member of TBM) pursuant to or in connection with this Agreement.  For the avoidance of doubt, the TFL Transaction Documents, the TBM Partnership Agreement and the TBM SUBI Supplement shall not constitute Transaction Documents under this Agreement.

“Trust” shall mean Tesla Lease Trust, a Delaware statutory trust, together with its successors and assigns.

“Trust Agreement” shall mean that certain Trust Agreement, dated as of November 6, 2013, between TFL, as Settlor and Initial Beneficiary, and U.S. Bank Trust National Association, as UTI Trustee, Administrative Trustee and Delaware Trustee, as the same may be amended from time to time.

“Trust Assets” shall have the meaning specified in the Trust Agreement.

“Trustee” shall mean U.S. Bank Trust in its capacity as Administrative Trustee, Delaware Trustee, UTI Trustee or any SUBI Trustee of the Trust.

“Trustee Bank” shall mean U.S. Bank Trust in its individual capacity.

“Turbo Amortization Period” shall mean (i) a period commencing on the occurrence of a Servicer Default and ending on (x) if Lenders have not delivered a Warehouse SUBI Servicer Termination Notice to the Servicer pursuant to Section 5.1 of the Warehouse SUBI Servicing Agreement on or prior to the 30th day after the occurrence of such Servicer Default, then on such 30th day, (y) if the Lenders have delivered a Warehouse SUBI Servicer Termination Notice to the Servicer pursuant to Section 5.1 of the Warehouse SUBI Servicing Agreement on or prior to the 30th day after the occurrence of such Servicer Default and a Successor Servicer is appointed pursuant to Section 5.2 of the Warehouse SUBI Servicing Agreement on or prior to the 45th day (or such later date specified in writing by the Group Agents in their sole and absolute discretion) after the date such Warehouse SUBI Servicer Termination Notice has been delivered, the date on which such Successor Servicer is so appointed, and (z) if neither of clauses (x) or (y) is applicable, then the date on which all Secured Obligations have been paid in full, and (ii) the period commencing on the Termination Date and ending on the date on which all Secured Obligations have been paid in full.

“Turn In Date” shall mean, with respect to any Lease, (a) the date on which the related Leased Vehicle is returned to TFL by the related Lessee if (but only if) such date is (i) no earlier than 90 days prior to the Lease Maturity Date for such Lease, or (ii) on, or any date after, the Lease Maturity Date for such Lease, or (b) the Lease Maturity Date if the related Leased Vehicle has not been purchased by the related Lessee or returned to TFL by such date.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Unused Fee” shall mean, with respect to any Commitment of any Committed Lender, an amount equal to the product of (i) the Unused Fee Rate, times (ii) the excess, if any, of (x) such Committed Lender’s Commitment Amount on such day, over (y) the outstanding principal amount of Loans of the Lenders in such Committed Lender’s Group on such day times (iii) 1/360.

“Unused Fee Amount” shall mean, for any Interest Period (or portion thereof) the amount of the Unused Fee accrued during such Interest Period (or portion thereof).

“Unused Fee Rate” shall have the meaning specified in the Fee Letter.

“U.S. Bank Trust” shall mean U.S. Bank Trust National Association, a national banking association.

“U.S. Person” shall mean a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“Usage Fee” shall mean, with respect to any Lender, for each day an amount equal to the product of (i) the Usage Fee Rate on such day, times (ii) the outstanding principal amount of such Lender’s Loans on such day, times (iii) 1/360.

“Usage Fee Amount” shall mean, for any Interest Period (or portion thereof) the amount of the Usage Fee accrued during such Interest Period (or portion thereof).

“Usage Fee Rate” shall have the meaning specified in the Fee Letter.

“UTI” shall mean the undivided interest in the Trust, excluding any special units of beneficial interest.

“UTI Beneficiary” shall mean the beneficiary of the UTI.

“UTI Trustee” shall have the meaning specified in the Trust Agreement.

“WA FICO Limit” shall have the meaning specified in the Fee Letter.

“Warehouse SUBI” shall mean the special unit of beneficial interest in the Trust created by the Warehouse SUBI Supplement and identified as the “LML 2018 Warehouse SUBI.”

“Warehouse SUBI Assets” shall mean: (i) cash related to the Warehouse SUBI or the Warehouse SUBI Assets, including all Collections; (ii) the Warehouse SUBI Leases; (iii) the Warehouse SUBI Leased Vehicles; (iv) all other Trust Assets to the extent related to or associated with the foregoing; and (v) all proceeds of the foregoing, including (A) payments made in respect of the Terminated Vehicles and Defaulted Vehicles, (B) proceeds of the sale or other disposition of the Warehouse SUBI Leased Vehicles to Lessees or others upon expiration or termination of the Warehouse SUBI Leases, (C) payments in respect of the Warehouse SUBI Leased Vehicles under any Insurance Policy, (D) the Certificates of Title relating to the Warehouse SUBI Leased Vehicles, (E) all rights (but not obligations) of the Trust, TFL and the related Lessor with respect to the Warehouse SUBI Leases and the Warehouse SUBI Leased Vehicles, including rights to (1) any incentive or other payments made by any Person to fund a portion of the payments made related to a Warehouse SUBI Lease or a Warehouse

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SUBI Leased Vehicle (including Pull-Forward Payments) and (2) proceeds arising from any repurchase obligations arising under any Warehouse SUBI Lease, (F) any Security Deposit related to a Warehouse SUBI Lease to the extent not payable to the Lessee pursuant to such lease, (G) all Insurance Proceeds and Liquidation Proceeds, (H) such other assets as may be designated “Warehouse SUBI Assets” in the Warehouse SUBI Supplement and identified by the Servicer in Notices of Warehouse SUBI Lease Allocation delivered from time to time pursuant to the Warehouse SUBI Supplement, and (I) all proceeds of the foregoing.

“Warehouse SUBI Certificate” shall mean a certificate representing the beneficial interest in the Warehouse SUBI.

“Warehouse SUBI Collection Account” shall mean the Warehouse SUBI Collection Account established and maintained pursuant to Section 7.04(a).

“Warehouse SUBI Lease” shall mean a Lease allocated to the Warehouse SUBI.

“Warehouse SUBI Lease Allocation Date” shall mean each date on which TFL, at the direction of the TBM SUBI Holder, directs the TBM SUBI Trustee to allocate Leases and the related Leased Vehicles from the TBM SUBI to the Warehouse SUBI pursuant to the TBM SUBI Supplement and the Warehouse SUBI Supplement.

“Warehouse SUBI Leased Vehicle” shall mean a Leased Vehicle allocated to the Warehouse SUBI.

“Warehouse SUBI Sale Agreement” shall mean the LML 2018 Warehouse SUBI Sale Agreement, dated as of the Closing Date, by and between TBM, as seller, and the Borrower, as buyer.

“Warehouse SUBI Servicing Agreement” shall mean the LML 2018 Warehouse SUBI Servicing Agreement dated as of the date hereof by and among the Trust, the Servicer and the Back-Up Servicer.

“Warehouse SUBI Supplement” shall mean the LML 2018 Warehouse SUBI Supplement to Trust Agreement, dated as of the Closing Date, by and among TFL, as Settlor and Initial Beneficiary, U.S. Bank Trust, as SUBI Trustee, Administrative Trustee and UTI Trustee, and Borrower (for the limited purposes set forth therein).

“Withholding Agent” shall mean the Borrower, the Paying Agent and the Administrative Agent.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02  Computation of Time Periods.  Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

SECTION 1.03  Interpretive Provisions.  For all purposes of this Agreement, the singular includes the plural and the plural the singular; words importing gender include other genders; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; the term “including”

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

means “including without limitation;” the term “or” is not exclusive; and references to the article and section headings of any Transaction Document are for convenience of reference only, and shall not define or limit or otherwise affect the terms and provisions thereof. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.  If the due date of any notice, certificate or report required to be delivered by any party to any of the Transaction Documents falls on a day that is not a Business Day, the due date for such notice, certificate or report shall be automatically extended to the next succeeding day that is a Business Day.  Any reference in this Agreement to any agreement means such agreement as it may be amended, restated, supplemented or otherwise modified from time to time.  Any reference in this Agreement to any law, statute, regulation, rule or other legislative action shall mean such law, statute, regulation, rule or other legislative action (and any successor thereto) as amended, supplemented or otherwise modified from time to time, and shall include any rule or regulation promulgated thereunder.  Any reference in this Agreement to a Person shall include the permitted successors or assignees of such Person.

SECTION 1.04  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable;

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

ARTICLE II

THE FACILITY

SECTION 2.01  Loans; Payments.

(a)On the terms and subject to the conditions hereinafter set forth (including in Sections 2.01(b) and 2.01(e) and Article V, the Conduit Lenders, ratably, in accordance with the aggregate of the Commitments of the Related Committed Lenders with respect to each such Conduit Lender, severally and not jointly, may, in their sole discretion, make Loans to the Borrower on a revolving basis, and if and to the extent any Conduit Lender does not make any such requested Loan or if any Group does not include a Conduit Lender,

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

the Related Committed Lender(s) for such Conduit Lender or the Committed Lender for such Group, as the case may be, shall, ratably in accordance with their respective Commitments, severally and not jointly, make such Loans to the Borrower from time to time on the Initial Loan Date and, until the occurrence of the Scheduled Expiration Date or an Event of Default, on each subsequent Loan Increase Date.  Each Lender shall make available the proceeds of any Loan it makes to the Borrower by wire transfer of immediately available funds.

(b)Subject to the conditions specified in this Section and in Sections 5.01 and 5.02 (as applicable), on any Loan Increase Date, the Loan Balance may be increased through the funding of additional Loans, up to a Loan Balance at any one time not to exceed the Facility Limit (after giving effect to any increase in the Facility Limit on or prior to such Loan Increase Date); provided, however, that (i) the aggregate principal amount of any Loans to be made on any Loan Increase Date shall not exceed the Available Facility Limit (after giving effect to any increase in Facility Limit on or prior to such Loan Increase Date) on such Loan Increase Date, (ii) the aggregate outstanding principal amount of the Loans of the Lenders in any Group shall not exceed the Commitment Amount of the Related Committed Lenders of such Group, (iii) the aggregate outstanding principal amount of the Loans of any Committed Lender shall not exceed its Commitment Amount, and (iv) the aggregate outstanding principal amount of all Loans shall not exceed the Maximum Loan Balance, determined after giving effect to (x) such additional Loans on such date and (y) any increase or decrease in the Facility Limit on such date.  Each Loan shall be in a minimum amount equal to the lesser of (i) $1,000,000 and (ii) the Available Facility Limit (before giving effect to such Loan).

(c)The principal of the Loans shall be payable in installments equal to the Principal Distributable Amount on each Payment Date subject to and in accordance with Section 2.04(c).  Notwithstanding the foregoing, the entire unpaid principal amount of the Loans shall be due and payable, if not previously paid, on the Loan Maturity Date.

(d)On each Warehouse SUBI Lease Allocation Date, Leases and the related Leased Vehicles shall be allocated from the TBM SUBI to the Warehouse SUBI pursuant to the TBM SUBI Supplement and Warehouse SUBI Supplement.  In furtherance of the foregoing:

(i)at least two (2) Business Days preceding each Warehouse SUBI Lease Allocation Date (or, in the case of the initial Warehouse SUBI Lease Allocation Date, on the Initial Loan Date), the Borrower and the Servicer shall deliver to the Administrative Agent an executed Notice of Warehouse SUBI Lease Allocation in substantially the form of Exhibit D to this Agreement, signed by an Authorized Signatory together with a Pool Cut Report as to the related Lease Pool;

(ii)the Borrower and the Servicer shall have taken any actions necessary or advisable, and reasonably requested in writing by the Administrative Agent as soon as practicable, to maintain the Administrative Agent’s perfected security interest in the Collateral; and

(iii)solely with respect to any Leases and Leased Vehicles to be allocated to the Warehouse SUBI on any Warehouse SUBI Lease Allocation Date, the Administrative Agent shall have received a copy of a report produced by Automotive Lease Guide (in form and substance reasonably satisfactory to the Lenders) setting forth the Mark-to-Market MRM Residual Value of the Leased Vehicle related to each such Lease, in each case, as of the most recent Mark to Market Adjustment Date;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

provided that, notwithstanding the foregoing, if any Warehouse SUBI Lease Allocation Date is a Loan Increase Date, this Section 2.01(d) shall apply with respect to such Warehouse SUBI Lease Allocation Date and the related Lease Pool and the Borrower and the Servicer, as applicable, in addition to the conditions set forth in Section 5.02 with respect to such Warehouse SUBI Lease Allocation Date and the related Lease Pool.

(e)If any Loan Request is delivered to the Administrative Agent, the Group Agents, the Lenders and the Paying Agent after noon, New York City time, two Business Days prior to the proposed Loan Increase Date, such Loan Request shall be deemed to be received prior to noon, New York City time, on the next succeeding Business Day and the proposed Loan Increase Date of such proposed Loan shall be deemed to be the second Business Day following such deemed receipt.  Any Loan Request shall be irrevocable and the Borrower may not request that more than one Loan be funded on any Business Day.

(f)If a Conduit Lender shall have elected not to make all or a portion of such Loan, the related Committed Lender shall make available on the applicable Loan Increase Date an amount equal to the portion of the Loan that such Conduit Lender has not elected to fund.

(g)Each Group’s ratable share of a Loan shall be made available to the Paying Agent, subject to the fulfillment of the applicable conditions set forth in Section 5.02, at or prior to 1:00 p.m., New York City time, on the applicable Loan Date, by deposit of immediately available funds to the Paying Agent Account. The Paying Agent shall promptly notify the Borrower in the event that any Lender either fails to make its portion of such funds available before such time or notifies the Paying Agent that it will not make its portion of such funds available before such time. Subject to the fulfillment of the applicable conditions set forth in Section 5.02, as determined by the Paying Agent, the Paying Agent will not later than 3:00 p.m., New York City time, on such Loan Increase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account specified in writing by the Borrower. If any Lender makes available to the Paying Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article, and such funds are not made available to the Borrower by the Paying Agent because the conditions to the applicable Loan set forth in Section 5.02 are not satisfied or waived in accordance with the terms hereof, the Paying Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(h)In the event that, notwithstanding the fulfillment of the applicable conditions set forth in Section 5.02 hereof with respect to a Loan, a Conduit Lender elected to make an advance on a Loan Increase Date but failed to make its portion of the Loan available to the Paying Agent when required by this Section 2.01, such Conduit Lender shall be deemed to have rescinded its election to make such advance, and neither the Borrower nor any other party shall have any claim against such Conduit Lender by reason of its failure to timely make such purchase. In any such case, the Paying Agent shall give notice of such failure not later than 1:30 p.m., New York City time, on the Loan Increase Date to the Borrower, which notice shall specify (i) the identity of such Conduit Lender and (ii) the amount of the Loan which it had elected but failed to make. Subject to receiving such notice, the related Committed Lender shall advance a portion of the Loan in an amount equal to the amount described in clause (ii) above, at or before 2:00 p.m., New York City time, on such Loan Increase Date and otherwise in accordance with this Section 2.01. Subject to the Paying Agent’s receipt of such funds, the Paying Agent will not later than 4:00 p.m., New York City time, on such Loan Increase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account specified in writing by the Borrower.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(i)The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(j)After the Borrower delivers a Loan Request pursuant to Section 5.02, a Lender (or its Group Agent) may, not later than 4:00 p.m. (New York time) on the Business Day after the Borrower’s delivery of such Loan Request, deliver a written notice (a “Delayed Funding Notice”, the date of such delivery, the “Delayed Funding Notice Date” and such Lender, a “Delaying Lender”) signed by an Authorized Signatory to the Borrower, the Paying Agent and the Administrative Agent of its intention to fund its share of the related Loan Increase (such share, the “Delayed Amount”) on a date (the date of such funding, the “Delayed Funding Date”) that is on or before the thirty-fifth (35th) day following the date of the proposed Loan Increase Date (or if such day is not a Business Day, then on the next succeeding Business Day) rather than on the requested Loan Increase Date.  Any Group containing a Delaying Lender shall be referred to as a “Delaying Group” with respect to such Loan Increase Date.  On each Delayed Funding Date, subject to the satisfaction of the conditions set forth in Section 5.02, the Committed Lenders shall (or, in the case of a Group with a Conduit Lender, the Conduit Lender in such Group may in its sole discretion) fund their ratable amounts of such requested Loans.  Notwithstanding anything to the contrary contained in this Agreement or any other Related Document, the parties acknowledge and agree that the failure of any Lender to fund its Loan on the requested Loan Increase Date will not constitute a default on the part of such Lender if any Delaying Lender has timely delivered a Delayed Funding Notice signed by an Authorized Signatory to the Borrower with respect to such Loan Request. Nothing contained herein shall prevent the Borrower from revoking any Loan Request related to any Delayed Funding Notice.

SECTION 2.02  Interest; Breakage Fees.

(a)The outstanding principal amount of each Loan shall accrue interest on each day at the then applicable Interest Rate.  Whether any Loan is funded or maintained hereunder at the Short-Term Note Rate or Bank Interest Rate shall be determined in the sole discretion of the applicable Group Agent for the Lender funding or maintaining such Loan.  The Borrower shall pay all Interest, Usage Fees, Unused Fees and Breakage Fees accrued during each Interest Period on the immediately following Payment Date in accordance with the terms and priorities for payment set forth in Section 2.04; provided, however, that all Interest, Usage Fees, Unused Fees and Breakage Fees accrued during any Interest Period shall be due and payable by the Borrower on the immediately following Payment Date without regard to whether Collections or other funds of the Borrower are then available for payment thereof.  Notwithstanding any provision of this Agreement to the contrary, this Agreement shall not require the payment or permit the collection of Interest in excess of the maximum permitted by applicable law; and Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

(b)If any portion of any Loan is repaid other than on a Payment Date or the Borrower fails to borrow any portion of any Loan requested in a Loan Request, the Borrower shall pay to the Lenders any Breakage Fees incurred by the Lenders.

SECTION 2.03  Invoices; Payments.  No later than the second Business Day of each month, each Group Agent will provide the Borrower, the Servicer, the Paying Agent and the Administrative Agent with an invoice showing the Interest, Usage Fee Amount, Unused Fee Amount and other Secured Obligations due (or estimated to be due) to each Lender in its Group pursuant to this Agreement and the Fee Letter on the Payment

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Date occurring in such month.  The Borrower hereby agrees to pay to such Group Agent for the account of its related Secured Parties, as and when due in accordance with this Agreement and the Fee Letter, the Interest Distributable Amount, the Principal Distributable Amount and the other Secured Obligations payable to such Group.  Nothing in this Agreement shall limit in any way the obligations of the Borrower to pay the amounts set forth in this Section 2.03.

SECTION 2.04  Deposits; Distributions.

(a)All Collections shall be deposited into the Warehouse SUBI Collection Account as provided in the Warehouse SUBI Servicing Agreement. All Repurchase Amounts, and Reallocation Proceeds shall also be deposited into the Warehouse SUBI Collection Account as provided in the Warehouse SUBI Servicing Agreement.

(b)On each Payment Date, subject to Section 2.07, the Servicer shall cause to be deposited to the Warehouse SUBI Collection Account from the Reserve Account, an amount equal to the lesser of (i) the amount of cash or other immediately available funds on deposit in the Reserve Account on such Payment Date and (ii) the amount, if any, by which (x) the amounts required to be applied pursuant to clauses first through sixth of Section 2.04(c) on such Payment Date and for any preceding Payment Date (to the extent not previously paid) exceeds (y) the Available Amounts for such Payment Date (other than Available Amounts attributable to amounts transferred from the Reserve Account for such Payment Date); provided, however, that on the first Payment Date to occur after the Termination Date, the Servicer shall transfer the entire amount in the Reserve Account (other than funds deposited by the Borrower that are not proceeds of the Warehouse SUBI Asset or payable pursuant to the Warehouse SUBI Servicing Agreement or the Warehouse SUBI Sale Agreement to satisfy the minimum balance requirements of the depository institution holding the Reserve Account) to the Warehouse SUBI Collection Account.

(c)On each Payment Date, the Servicer (or, if the Administrative Agent has revoked the Servicer’s power to direct payments from the Warehouse SUBI Collection Account pursuant to the Transaction Documents, the  Administrative Agent) shall cause the monies in the Warehouse SUBI Collection Account attributable to Available Amounts for such Payment Date to be applied in the following amounts and order of priority pursuant to instructions of the Servicer approved by the Administrative Agent (as confirmed by the Administrative Agent to the Servicer and the Collection Account Bank):

(i)first, [Intentionally Omitted];

(ii)second, to the Servicer for the payment of the accrued Servicing Fees payable for the immediately preceding Settlement Period (plus, if applicable, the amount of Servicing Fees payable for any prior Settlement Period to the extent such amount has not been distributed to the Servicer); and, if the Back-Up Servicer is the Successor Servicer under the Warehouse SUBI Servicing Agreement, for the payment of the Successor Servicer Engagement Fee (to the extent not paid by TFL) and the unpaid out-of-pocket expenses and indemnities owed to it as Successor Servicer; provided, however, that the aggregate amount distributed on any Payment Date for out-of-pocket expenses and indemnities pursuant to this clause shall not exceed $200,000 per calendar year unless approved by the Administrative Agent and the Borrower;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(iii)third, on a pari passu basis, (x) to the Trustee Bank (to the extent not previously paid by TFL), for the payment of accrued and unpaid fees of the Trustee Bank of $2,000 per annum, (y) to the depositary institutions where the Reserve Account and the Warehouse SUBI Collection Account are maintained for payment of accrued and unpaid maintenance fee of up to $500 per month, (z) to the Back-Up Servicer for the payment of the accrued and unpaid Back-Up Servicing Fees and (xx) to the Paying Agent for the payment of accrued and unpaid fees of the Paying Agent of $875 per month;

(iv)fourth, on a pari passu basis, (w) to the Trustee Bank (to the extent not previously paid by TFL), for the payment of out-of-pocket expenses incurred by the Trustee Bank and the indemnities owed to the Trustee Bank, provided, that the aggregate amount distributed pursuant to this subclause (w) shall not exceed $100,000 per calendar year; (x) to the Back-Up Servicer for the payment of out-of-pocket expenses incurred by the Back-Up Servicer and the indemnities owed to the Back-Up Servicer; provided, that the aggregate amount distributed pursuant to this subclause (x) shall not exceed $25,000 per calendar year; (y) to the depositary institution where the Reserve Account and the Warehouse SUBI Collection Account are maintained, for the payment of out-of-pocket expenses incurred by such depositary institution and the indemnities owed to such depositary institution, provided, that the aggregate amount distributed pursuant to this subclause (y) shall not exceed $25,000 per calendar year; (z) to the Paying Agent for the payment of out-of-pocket expenses incurred by the Paying Agent and the indemnities owed to the Paying Agent; provided, that the aggregate amount distributed pursuant to subclause (z) shall not exceed $25,000 per calendar year;

(v)fifth, on a pari passu basis and pro rata based on the applicable amounts payable under subclauses (x) and (y) of this clause fifth, (x) to the Paying Agent (for the account of the Lenders), the Interest Distributable Amount, and (y) to each applicable provider of an Interest Rate Hedge, any Interest Rate Hedge Payments and Interest Rate Hedge Termination Payment required to be paid by the Borrower, to the extent not previously paid;

(vi)sixth, on a pari passu basis and pro rata to the Paying Agent (for the account of the Lenders), the Principal Distributable Amount;

(vii)seventh, for deposit in the Reserve Account, the amount necessary to cause the amount on deposit therein to equal to the Required Reserve Account Balance for such Payment Date;

(viii)eighth, on a pari passu basis, to the payment of all other Secured Obligations then due and owing by the Borrower to the Lender Parties and the Paying Agent;

(ix)ninth, on a pari passu basis, to the payment of all other costs, expenses, fees, indemnities and other amounts payable at such time to the Trustee Bank and the Back-Up Servicer or Successor Servicer pursuant to the Trust Agreement and this Agreement, as applicable, in each case, solely to the extent such costs, expenses, fees, indemnities and other amounts are payable in respect of the Collateral and not otherwise paid to the Trustee Bank, the Back-Up Servicer, the Paying Agent or Successor Servicer, as applicable; and

(x)tenth, if (A) no Default is continuing and has not been waived or (B) if the Termination Date has occurred, the balance, if any, to be paid to the Borrower for its own account.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Any Available Amounts remaining in the Warehouse SUBI Collection Account after the distribution of such amounts pursuant to this Section 2.04(c) on a Payment Date shall remain in the Warehouse SUBI Collection Account to be distributed as Available Amounts for the following Payment Date.

In approving or giving any distribution instructions under this Section 2.04(c), each of the Administrative Agent and the Paying Agent shall be entitled to rely conclusively on the most recent Settlement Statement provided to it pursuant to Section 2.08 and shall incur no liability to any Person in connection with relying on such Settlement Statements or if the Administrative Agent or the Paying Agent makes different payments or makes no payments if the Administrative Agent or the Paying Agent has concerns that the Settlement Statement might be incorrect.

(d)For so long as the Monthly Remittance Condition is satisfied, the deposits into the Warehouse SUBI Collection Account pursuant to Section 2.04(a) may be made net of the Servicing Fee to be distributed to the Servicer pursuant to Section 2.04(c).  Nonetheless, the Servicer shall account for the Servicing Fee in the Settlement Statement as if such amount was deposited into the Warehouse SUBI Collection Account and/or transferred separately.

SECTION 2.05  Payments and Computations, Etc.  All amounts to be paid or deposited by the Borrower or the Servicer to a Lender Party (whether for its own account or for the account of another Lender Party) shall be paid or deposited to the Paying Agent Account no later than 10:00 a.m. (New York time) on the day when due in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, in an amount in immediately available funds which (together with any amounts then held by the Paying Agent and available for that purpose) shall be sufficient to pay the amount becoming due on such date; provided that any such payment or deposit received after 10:00 a.m. (New York time) on any day shall be deemed to be paid by the Borrower or the Servicer on the next Business Day. The Paying Agent shall promptly distribute the amount received to the applicable Lender. The Borrower shall confirm by facsimile or electronically in PDF format on the day payment is due to be made to the Paying Agent that it has issued irrevocable payment instructions for the transfer of the relevant sum due to the Paying Agent Account. The Paying Agent acknowledges that it does not have any interest in any such funds held by it in trust deposited hereunder but is serving as Paying Agent only.  The Paying Agent shall be under no liability for interest on any money received by it hereunder.  The Paying Agent shall not be required to use or risk its own funds in making any payment on the Loans.  All sums to be paid or deposited by the Borrower or the Servicer to the Paying Agent hereunder shall be paid to the Paying Agent Account or such account with such bank as the Paying Agent may from time to time notify the Borrower in writing not less than three Business Days before any such sum is due and payable. The Borrower shall, to the extent permitted by law, pay to each Lender Party, on the first Payment Date that is at least ten (10) days after demand therefor, interest on all amounts not paid or deposited when due to such Lender Party hereunder at a rate equal to the Default Rate.  The Paying Agent shall remit funds to each Lender in accordance with this Agreement and the wiring instructions provided by such Lender (or its related Group Agent) to the Paying Agent.

SECTION 2.06  Reserve Account and Paying Agent Account.

(a)The Borrower shall cause to be established and maintained in the name of the Administrative Agent (or in the name of the Borrower for the benefit of the Administrative Agent) the Reserve Account.  The Reserve Account will be an Eligible Account established pursuant to a Control Agreement with respect to which the Administrative Agent shall, at all times, be an Entitlement Holder or purchaser with Control

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

and will bear a designation to clearly indicate that the funds and Financial Assets deposited therein are held for the benefit of the Administrative Agent. If the Reserve Account ceases to be an Eligible Account, the Borrower shall within ten days of receipt of notice of such change in eligibility transfer such account to an account that meets the requirements of an Eligible Account and that is established pursuant to a substitute Control Agreement with respect to which the Administrative Agent shall be an Entitlement Holder or purchaser with Control and which bears a designation to indicate clearly that the funds and Financial Assets deposited therein are held for the benefit of the Administrative Agent.  The Borrower may, with the consent of the Administrative Agent and each Group Agent, establish a new Reserve Account subject to a new Control Agreement in replacement of the existing Reserve Account and related Control Agreement.

(b)The Borrower shall cause to be established and maintained in the name of the Borrower for the benefit of the Secured Parties with the Paying Agent an Eligible Account as the Paying Agent Account. Funds on deposit in the Paying Agent Account shall remain uninvested.

(c)The Servicer may invest the funds, if any, in the Reserve Account in Eligible Investments, held in the name of the Administrative Agent, which shall mature no later than the day prior to the Payment Date following such investment. Any income or other gain from such Eligible Investments in the Reserve Account shall be retained in the Reserve Account to the extent the amount on deposit in the Reserve Account is less than the Required Reserve Account Balance and the excess, if any, shall, subject to Section 2.04(b), be paid on each Payment Date to the Borrower.  Any losses on Eligible Investments shall be made up by the Servicer on each Payment Date.

SECTION 2.07  Withdrawals from Reserve Account.  Moneys in the Reserve Account shall, on each Payment Date, be transferred to the Warehouse SUBI Collection Account as and to the extent required in Section 2.04(b).  Upon the appointment of the Back-Up Servicer as successor servicer pursuant to Section 4.2 of the Warehouse SUBI Servicing Agreement, the Successor Servicer Engagement Fee shall be withdrawn from the Reserve Account and distributed to the Back-Up Servicer, if TFL has complied with the obligation to deposit such amount into the Reserve Account in accordance with the Warehouse SUBI Servicing Agreement.  On each Payment Date, to the extent that the funds in the Reserve Account exceed the Required Reserve Account Balance, the Servicer may, subject to Section 2.04(b), cause the amount of such excess to be withdrawn from the Reserve Account and distributed to the Borrower; provided, however, that if the Successor Servicer Engagement Fee is deposited into the Reserve Account and until such fee amount is withdrawn therefrom, any such excess amount distributable to the Borrower shall be net of the Successor Servicer Engagement Fee. On the first Payment Date occurring on or after the Termination Date, all funds in the Reserve Account shall be withdrawn and transferred to the Warehouse SUBI Collection Account.  To the extent that any funds remain in the Reserve Account after the Secured Obligations have been reduced to zero after the Termination Date, such funds shall be withdrawn and distributed to, or as directed by, the Borrower.  Each Settlement Statement shall specify the amount, if any, which is scheduled to be withdrawn from the Reserve Account and distributed to the Borrower on the next succeeding Payment Date.

SECTION 2.08 Reports.  On or before the Determination Date in each month, the Servicer shall prepare and forward to the Administrative Agent and the Paying Agent a Settlement Statement, calculated as of the close of business of the Borrower on the last day of the related Settlement Period and including information for the next succeeding Payment Date. The Servicer shall include, without limitation, in the Settlement Statement whether any Portfolio Performance Condition shall have occurred or shall be continuing during the related Settlement Period, shall describe any such Portfolio Performance Condition, and shall evidence the calculations used to make such determination.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

For the avoidance of doubt:

(i)each Settlement Statement shall include a calculation (in detail reasonably satisfactory to the Lender) of the average of the Delinquency Ratios and annualized average of the Credit Loss Ratios for the three (3) most recent Settlement Periods ended on the last day of the calendar month preceding the related Determination Date;

(ii)each Settlement Statement delivered on a Quarterly Report Date shall include a calculation of the Residual Value Loss Ratio with respect to the three consecutive Settlement Periods ended on the last day of the calendar month immediately preceding the most recent RVLR Calculation Date and, without limiting the generality of the foregoing, the Servicer shall, upon the Administrative Agent’s request delivered at least five (5) Business Days prior to a Quarterly Report Date, furnish to the Administrative Agent an updated calculation of the Residual Value Loss Ratio furnished to the Administrative Agent on the immediately preceding Quarterly Report Date, it being understood and agreed that any such updated calculation of the Residual Value Loss Ratio shall be solely for informational purposes; and

(iii)each Settlement Statement delivered on a Quarterly Report Date shall include a calculation of the most recent Mark-to-Market MRM Residual Values of the Warehouse SUBI Leases.

In addition, the Servicer shall deliver to the Administrative Agent (i) on each Quarterly Report Date, unaudited reports (substantially in the form of Exhibits I , J and K hereto, respectively) containing delinquency, loss and residual value data as of, and for the for the Servicer’s fiscal year to date ended on, the last day of the calendar quarter immediately preceding such Quarterly Report Date with respect to all leases owned by the Trust and serviced by TFL (regardless of whether such leases are allocated to the Warehouse SUBI) and (ii) on each Quarterly Report Date occurring in the months of March, June, September and December, a copy of a report produced by Automotive Lease Guide (in form and substance reasonably satisfactory to the Administrative Agent) setting forth the Mark-to-Market MRM Residual Value of each Leased Vehicle related to each Warehouse SUBI Lease, in each case, as of the Mark to Market Adjustment Date immediately preceding such Quarterly Report Date.  The Borrower shall, or shall cause the Servicer to, furnish to the Administrative Agent at any time and from time to time, such other or further information in respect of the Leases, the Borrower and the Servicer as the Administrative Agent or any Lender may reasonably request.

SECTION 2.09  Reallocation and Repurchase of Warehouse SUBI Assets.

(a)Upon the occurrence of an event requiring TBM to reallocate a Lease and the related Leased Vehicle pursuant to Section 2.7 of the Warehouse SUBI Sale Agreement, the Borrower shall cause the Repurchase Amount paid by TBM to be deposited or shall deposit the Repurchase Amount paid by it, as applicable, into the Warehouse SUBI Collection Account.  Upon such payment, the applicable Lease and Leased Vehicle shall be reallocated to the TBM SUBI in accordance with the terms of the Warehouse SUBI Sale Agreement.

(b)From time to time in its sole discretion, the Borrower may provide notice, signed by an Authorized Signatory, to the Administrative Agent, the Paying Agent and each Group Agent that it wishes to remove from the Collateral and reallocate to the UTI or another SUBI (including the TBM SUBI) the Securitization Take-Out Collateral.  Any such removal and reallocation of Securitization Take-Out Collateral (each a “Securitization Take-Out”) shall be subject to the following additional terms and conditions.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(i)(A) The Borrower shall have given the Administrative Agent, the Paying Agent and each Group Agent at least five (5) Business Days’ prior written notice in the form of Exhibit F hereto, signed by an Authorized Signatory, of its desire to effect a Securitization Take-Out, and (B) the Servicer shall have delivered to the Administrative Agent and each Group Agent at least three (3) Business Days prior to the proposed Securitization Take-Out Date a certificate in the form of Exhibit G hereto (each a “Securitization Take-Out Certificate”);

(ii)Any such Securitization Take-Out shall be in connection with a reallocation of Warehouse SUBI Leases and the related Leased Vehicles to the UTI or another SUBI (including the TBM SUBI) in connection with a securitization transaction or other type of financing or refinancing and shall relate to the removal of Leases with a minimum Securitization Value of $75 million;

(iii)The Borrower shall have sufficient funds on the related Securitization Take-Out Date to effect the contemplated Securitization Take-Out in accordance with this Agreement.  In effecting any such Securitization Take-Out, the Borrower may (A) give effect to Available Amounts on deposit in the Warehouse SUBI Collection Account at such time to the extent consistent with the requirements of clause (v) below (as evidenced by the related Securitization Take-Out Certificate), (B) based on the related Securitization Take-Out Certificate, give effect to the amounts on deposit in the Reserve Account, to the extent the amount on deposit therein exceeds the Required Reserve Account Balance (after giving effect to such Securitization Take-Out and to any Loan on the related Securitization Take-Out Date); provided that such excess may be used by the Borrower on the related Securitization Take-Out Date to pay a portion of the Securitization Take-Out Price and/or (C) use its own funds not in the Collection Account or the Reserve Account;

(iv)In connection with any such Securitization Take-Out that does not constitute a removal and reallocation of all of the Warehouse SUBI Assets, the Warehouse SUBI Assets constituting part of the Securitization Take-Out Collateral with respect to such Securitization Take-Out shall be selected in a manner not involving any adverse selection procedures (excluding, however, any Leases subject to a repurchase obligation);

(v)After giving effect to any Securitization Take-Out, on the related Securitization Take-Out Date, (A) if such Securitization Take-Out does not include all of the Warehouse SUBI Leases, no Default or Event of Default shall have occurred and be continuing and the Scheduled Expiration Date shall not have occurred, (B) each Interest Rate Hedge then in effect shall satisfy the requirements contained in the definition of Eligible Interest Rate Hedge Agreement and the aggregate notional principal amount of all such Eligible Interest Rate Hedge Agreements shall satisfy the requirements contained in the definition of “Required Aggregate Notional Principal Amount,” such that the aggregate notional amount of all Interest Rate Hedges thereafter in effect shall be equal to the Loan Balance, and the Borrower shall have terminated any Interest Rate Hedges (terminating interest rate swap transactions in descending order from the interest rate swap transaction with the highest fixed rate to the Interest Rate Hedge with the next highest fixed rate and so on) and shall have paid all Interest Rate Hedge Termination Payments due and owing in connection with the termination thereof, provided that in no event shall any interest rate cap be required to be terminated, (C) the Loan Balance shall not exceed the Maximum Loan Balance (determined on the basis of the remaining Warehouse SUBI Leases not included in the Securitization Take-Out Collateral that constitute Eligible Leases on the Securitization Take-Out Date, determining whether such Warehouse SUBI Leases are Eligible Leases as if they were then being first allocated to the Warehouse SUBI), and (D) sufficient funds will be available in the Warehouse SUBI Collection Account on the next Payment Date for payments in accordance with and to the extent required by clauses first through ninth of Section 2.04(c);

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(vi)On the related Securitization Take-Out Date, the Paying Agent (for the account of the Lenders) shall have received in the Paying Agent Account, in immediately available funds, an amount equal to the Securitization Take-Out Price;

(vii)No later than three (3) Business Days prior to any Securitization Take-Out Date, the Borrower shall have delivered to the Administrative Agent and each Group Agent a list of Leases (which list may be in an electronic format) subject to such Securitization Take-Out; and

(viii)The Borrower shall have paid (or shall pay promptly following receipt of an invoice therefor) the reasonable legal fees and expenses (including fees and expenses of counsel) of the Lender Parties and the Paying Agent in connection with such Securitization Take-Out.

SECTION 2.10  Procedures for Extension of Scheduled Expiration Date.   So long as no Default or Event of Default shall have occurred and be continuing, no more than ninety (90) and no less than sixty (60) days prior to the then current Scheduled Expiration Date, the Borrower may request that each Lender consent to the extension of the Scheduled Expiration Date for up to a 364-day period as provided in this Section 2.10, which decision shall be made by each Lender in its sole discretion.  Each Lender shall use reasonable efforts to notify the Borrower of its willingness or its determination not to consent to such extension of the Scheduled Expiration Date as soon as practical after receiving such notice, and in any event by the thirtieth (30th) day preceding the then current Scheduled Expiration Date (the “Response Date”), it being understood that any Lender that fails to provide such notice shall be deemed not to consent to such extension.  If (i) a Lender has agreed by the Response Date to the extension of the Scheduled Expiration Date, (ii) as of the Response Date, no Default or Event of Default shall have occurred and be continuing, and (iii) all Loans and accrued interest thereon and other Secured Obligations owing to non-extending Lenders shall have been paid by the Borrower in full on the current Scheduled Expiration Date, then, in such event, the Scheduled Expiration Date shall be extended to the date which is such requested number of days (but in no event more than 364 days) following the Response Date or, if such day is not a Business Day, the next preceding Business Day and, to the extent any Committed Lenders did not consent to such extension, the Facility Limit shall be reduced by the amount of such Committed Lenders’ Commitments (except to the extent concurrently replaced by increases in the Commitments of consenting Lenders or new Lenders).

SECTION 2.11 Increase of Maximum Facility Limit and Reduction of Maximum Facility Limit.

(a)So long as no Default or Event of Default shall have occurred and be continuing, TFL may, at the written directions of the Borrower and TFL Borrower increase the Maximum Facility Limit subject to the following terms and conditions:

(i)TFL shall send a written notice (such notice, “Maximum Facility Limit Increase Notice”) signed by an Authorized Signatory to the Administrative Agent (who shall forward the same to the Group Agents) and TFL Administrative Agent, which notice shall specify:

(A)the amount by which the Maximum Facility Limit is proposed to be increased (the “Maximum Facility Limit Increase Amount”);

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(B)the date on which such increase is proposed to occur (the “Maximum Facility Limit Increase Date”), which Maximum Facility Limit Increase Date shall be not less than thirty (30) days after the date of such Maximum Facility Limit Increase Notice; and

(C)the amount of the Maximum Facility Limit Increase Amount to be allocated to the Facility Limit and the TFL Facility Limit.

(ii)Each existing Committed Lender may in its discretion agree to all or part of such pro rata increase of its Commitment.  If any existing Committed Lender does not agree to increase its Commitment Amount or agrees to increase its Commitment Amount by an amount that is less than its Commitment Percentage of the Maximum Facility Limit Increase Amount, then TFL and the Borrower may effect such portion of the requested Maximum Facility Limit Increase Amount not agreed to by an existing Committed Lender by adding additional Persons as Lenders (either to an existing Group or by creating new Groups) to undertake Commitments or obtaining the agreement of another existing Committed Lender to increase its Commitment Amount on a greater than pro rata basis; provided, however, that  the Commitment of any existing Lender may only be increased with the prior written consent of such Lender.

(iii)In order to cause each Lender (including existing Lenders, if any, whose Commitments are increasing on the applicable Maximum Facility Limit Increase Date and new Lenders, if any, who are becoming parties to this Agreement on such Maximum Facility Limit Increase Date) to own its respective Commitment Percentage of the Facility Limit, and Loans, on any Maximum Facility Limit Increase Date (after giving effect to the increase of the Maximum Facility Limit on such Maximum Facility Limit Increase Date), each existing Lender shall sell, transfer and assign pursuant to one or more Assignment and Assumption Agreements, on such Maximum Facility Limit Increase Date, the appropriate portion, if any, of its Commitment and Loan, as applicable, to one or more Lenders  such that each Lender’s Loan and Commitment, as applicable, will be proportionate to its Commitment Percentage.

(iv)On each Maximum Facility Limit Increase Date, the Maximum Facility Limit will be increased by the Maximum Facility Limit Increase Amount specified in the related Maximum Facility Limit Increase Notice if (x) each of the applicable existing Lender, and new Lenders has taken all of the actions specified in clause (iii) above, (y) each existing Lender whose Loans are being reduced have received payment therefor, and (z) each Lender who is accepting Loans and Commitment from another Lender on such Maximum Facility Limit Increase Date has executed a new signature page to this Agreement, which signature page will evidence such Lender’s acceptance of such Loans, and/or Commitment, as applicable, on such Maximum Facility Limit Increase Date.

(v)On each Maximum Facility Limit Increase Date, the Administrative Agent shall update its books and records to reflect the updated Maximum Facility Limit, Facility Limit and Commitment of each Lender.

(b)TFL may, at the written directions of the Borrower and TFL Borrower reduce the Maximum Facility Limit subject to the following terms and conditions:

(i)TFL shall send a written notice (such notice, “Maximum Facility Limit Reduction Notice”) signed by an Authorized Signatory to the Administrative Agent (who shall forward the same to the Group Agents) and TFL Administrative Agent, which notice shall specify:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(A)the amount by which the Maximum Facility Limit is proposed to be reduced (the “Maximum Facility Limit Reduction Amount”); provided that, the resulting Maximum Facility Limit after taking into account the Maximum Facility Limit Reduction Amount shall not be less than the sum of the Loan Balance and the TFL Loan Balance on the Maximum Facility Limit Reduction Date;

(B)the date on which such reduction is proposed to occur (the “Maximum Facility Limit Reduction Date”), which Maximum Facility Limit Reduction Date shall be not less than five (5) Business Days after the date of such Maximum Facility Limit Reduction Notice; and

(C)the amount of the Maximum Facility Limit Reduction Amount that shall reduce the Facility Limit and the TFL Facility Limit, respectively, provided that the Facility Limit shall not be less than the Loan Balance on the Maximum Facility Limit Reduction Date.

(ii)On each Maximum Facility Limit Reduction Date, the Facility Limit will be reduced by the amount specified in the related Maximum Facility Limit Reduction Notice and each such reduction shall reduce each Lender’s Commitment by its ratable share (based on the Commitments of the Lenders) of the Maximum Facility Limit Reduction Amount; provided, however, that if the Maximum Facility Limit Reduction Notice reduces the DB Supplemental Commitment, then such reduction shall only reduce Deutsche Bank AG, New York Branch’s Commitment and shall not reduce each Lender’s Commitment by its ratable share.

(iii)No reduction in the Maximum Facility Limit shall occur if after giving effect to such reduction and any repayments of the Loan Balance, the Facility Limit will be less than the Loan Balance.

(iv)On each Maximum Facility Limit Reduction Date, the Administrative Agent shall update its books and records to reflect the updated Maximum Facility Limit, Facility Limit and Commitment of each Lender.

SECTION 2.12  Reallocation of Maximum Facility Limit.

(a)TFL may from time to time, at the written directions of the Borrower and the TFL Borrower, reallocate the Maximum Facility Limit between the Facility Limit and the TFL Facility Limit, subject to the following terms and conditions:

(i)TFL shall send a written notice (such notice, “Maximum Facility Limit Reallocation Notice”) signed by an Authorized Signatory to the Administrative Agent (who shall forward the same to the Group Agents) and the TFL Administrative Agent (who shall forward the same to the TFL Group Agents), which notice shall specify:

(A)the amount of the Maximum Facility Limit that is to be allocated to the Facility Limit, the amount of the Maximum Facility Limit that is to be allocated to the TFL Facility Limit; provided that, the sum of the Facility Limit and the TFL Facility Limit shall be equal to the Maximum Facility Limit on the Maximum Facility Limit Reallocation Date (as defined below); and provided, further, that the Facility Limit shall not be less than the Loan Balance and the TFL Facility Limit shall not be less than the TFL Loan; and

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(B)the date on which such reallocation is proposed to occur (the “Maximum Facility Limit Reallocation Date”), which Maximum Facility Limit Reallocation Date shall be not less than ten (10) Business Days after the date of such Maximum Facility Limit Reallocation Notice.

(ii)On each Maximum Facility Limit Reallocation Date, the Facility Limit and/or the TFL Facility Limit will be increased or decreased, as applicable, by the amount specified in the related Maximum Facility Limit Reallocation Notice.

(iii)No reduction in the Facility Limit shall occur in connection with the reallocation of the Maximum Facility Limit if after giving effect to such reduction and any repayments of the Loan Balance, the Facility Limit will be less than the Loan Balance. On each Maximum Facility Limit Reallocation Date, the Administrative Agent shall update its books and records to reflect the updated Maximum Facility Limit, Facility Limit and Commitment of each Lender.

(iv)Following the Recommenced TFL Facility Borrowing Date, TFL may not reallocate any portion of the TFL Facility Limit to the Facility Limit without the prior written consent of all Group Agents.

(b)In addition, on the Recommenced TFL Facility Borrowing Date and on each Payment Date occurring after the Recommenced TFL Facility Borrowing Date, the excess of the Facility Limit over the aggregate principal amount of the Loans shall automatically be reallocated from the Facility Limit to the TFL Facility Limit.

SECTION 2.13  Optional Prepayment.  The Borrower may prepay the Loans, ratably as among the Lenders in accordance with the respective outstanding principal amount of their respective Loans, on any day, in whole or in part, on three Business Days’ prior notice to the Administrative Agent, the Paying Agent and each Group Agent, provided that (i) the principal amount prepaid is at least $500,000 (unless otherwise agreed to in writing by the Administrative Agent and each Group Agent), and (ii) the Borrower pays, on the date of prepayment (a) accrued unpaid Interest on the amount so prepaid, and (b) except with respect to a prepayment made on a Payment Date, any Breakage Fee incurred by the Lender Parties as a result of such prepayment as reasonably determined by such Lender.  Reference is made to Sections 2.09 and 3.03 for the procedure for the release, if applicable, of Leases and Leased Vehicles from the Warehouse SUBI in connection with any such prepayment.  The Borrower may rescind any notice delivered pursuant to this Section at any time up to 3:00 p.m. on the Business Day immediately prior to the date specified in Borrower’s notice for such prepayment, or extend the date specified in such notice for such prepayment for a period of up to three additional Business Days.

SECTION 2.14  Intended Tax Treatment.  Notwithstanding anything to the contrary herein or in any other Transaction Document, all parties to this Agreement covenant and agree to treat the Loans hereunder as debt for all federal, state, local and franchise tax purposes and agree not to take any position on any tax return inconsistent with the foregoing.

SECTION 2.15  Register.

(a)On or prior to the Amendment No. 1 Effective Date, the Administrative Agent will provide to the Paying Agent a complete and correct list of the Lenders, which list shall be provided in a format agreed to by the Administrative Agent and the Paying Agent and shall include the following information: (i) full name of the Lender; (ii) complete mailing address of the Lender; (iii) payment instructions for making payments to the

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Lender in respect of the Loans and (iv) appropriate Tax ID form.  The Paying Agent shall be entitled to conclusively rely on the accuracy of such information provided by the Administrative Agent. At any time after the Amendment No. 1 Effective Date, the Paying Agent shall provide to the Borrower, TFL, the Administrative Agent or any Group Agent from time to time at its reasonable request a complete and correct list of the Lenders and shall include the following information: (i) full name of the Lender; (ii) complete mailing address of the Lender; (iii) payment instructions for making payments to the Lender in respect of the Loans and (iv) appropriate Tax ID form. Each Lender agrees that all notices from such Lender for changes of name, address, contact details or payment details of the Lenders shall be sent to the Paying Agent at the Paying Agent’s address as set forth in Section 12.05.

(b)From and after the Amendment No. 1 Effective Date, the Paying Agent shall, acting solely for this purpose as an agent of the Borrower, maintain at its address referred to in Section 12.05 (or such other address of the Paying Agent notified by the Paying Agent to the other parties hereto) a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Committed Lenders and the Conduit Lenders, the Commitment Amount of each Committed Lender and the aggregate outstanding principal amount (and stated interest) of the Loans of each Conduit Lender and Committed Lender from time to time (the “Register”).  The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Servicer, the Administrative Agent, the Paying Agent, the Group Agents, the Conduit Lenders and the Committed Lenders shall treat each Person whose name is recorded in the Register as a Committed Lender or Conduit Lender, as the case may be, under this Agreement for all purposes of this Agreement.  Any of the Borrower, the Servicer, the Administrative Agent, any Group Agent, any Conduit Lender or any Committed Lender may request a copy of the Register from the Paying Agent at any reasonable time and from time to time upon reasonable prior notice.

ARTICLE III

COLLATERAL AND SECURITY INTEREST

SECTION 3.01  Grant of Security Interest; Collateral.

(a)In order to secure the Loans, the Interest Rate Hedges, all other Secured Obligations and compliance with this Agreement, the Borrower hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a valid continuing security interest in all of the Borrower’s right, title and interest, whether now owned or hereafter acquired or arising and wherever located, in and to all of the following (collectively, the “Collateral”):

(i)all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods (together with all embedded software, accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor), letters of credit, letter-of-credit rights, commercial tort claims, uncertificated securities, securities accounts, security entitlements, Financial Assets, other investment property and supporting obligations, including (A) the Warehouse SUBI Certificate and the interests in the Warehouse SUBI Assets represented thereby, (B) all Collections, including all cash collections and other cash proceeds of the Warehouse SUBI Certificate and the Warehouse SUBI Assets represented thereby, with respect to, and other proceeds of, such Warehouse SUBI Certificate, (C) the Warehouse SUBI Collection Account and the Reserve Account, (D) the Warehouse SUBI Sale Agreement, (E) each Interest Rate Hedge and all rights to payments thereunder, and (F) all the Borrower’s rights and claims under the Warehouse SUBI

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Servicing Agreement, the Warehouse SUBI Sale Agreement, Warehouse SUBI Supplement and all other Transaction Documents; and

(ii)all cash and non-cash Proceeds and other proceeds of all of the foregoing; and

(iii)all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing.

The possession by the Administrative Agent of notes and such other goods, letters of credit, money, documents, chattel paper or certificated securities shall be deemed to be “possession by the secured party,” for purposes of perfecting the security interest pursuant to the Relevant UCC (including Section 9-313(c)(1) (or other section of similar content as Section 9-313(c)(1) of the UCC) thereof).  Without limiting the generality of the foregoing, for purposes of Section 9-313 (or other section of similar content) of the Relevant UCC, the Administrative Agent hereby notifies the Servicer of the Administrative Agent’s security interest in the Collateral.  The Servicer acknowledges such notification, agrees to act as the bailee of the Administrative Agent with respect to the Collateral in its possession from time to time and acknowledges that possession of Collateral by the Servicer is deemed to be possession by the Administrative Agent.

(b)The security interest granted in the Collateral pursuant to this Agreement does not constitute and is not intended to result in an assumption by the Administrative Agent of any obligation (except for the obligation not to disturb a Lessee’s right of quiet enjoyment) of the Trust, the Borrower or the Servicer to any Lessee or other Person in connection with the Warehouse SUBI Certificate, the Warehouse SUBI Assets or the other Collateral.

Without limiting the generality of the foregoing, an executed original of the Warehouse SUBI Certificate and each other document that constitutes a part of the Warehouse SUBI has been delivered to the Administrative Agent on the Closing Date and shall be held by the Administrative Agent.

Each of the Borrower and the Administrative Agent represents and warrants with respect to itself that each remittance of Collections by the Borrower to the Administrative Agent hereunder will have been (i) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower and (ii) made in the ordinary course of business or financial affairs of the Borrower and the Administrative Agent.

SECTION 3.02  Protection of the Administrative Agent’s Security Interest.

(a)The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all action that the Administrative Agent may reasonably request in order to perfect or protect the Administrative Agent’s security interest in the Collateral or to enable the Administrative Agent, to exercise or enforce any of its rights hereunder.  Without limiting the foregoing, the Borrower authorizes the filing of such financing or continuation statements or amendments thereto or assignments thereof as may be required by the Administrative Agent and, without limiting any other provision of this Agreement, (i) agrees to deliver to the Administrative Agent the Warehouse SUBI Certificate together with an assignment in blank signed by the Borrower, and (ii) agrees to mark its master data processing records with a

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

notation describing the Administrative Agent’s security interest in the Collateral.  Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.  The Borrower will, promptly upon acquiring any commercial tort claim with a value exceeding $100,000, notify the Administrative Agent of the details thereof and promptly grant to the Administrative Agent a security interest therein and in the proceeds thereof to secure the Secured Obligations pursuant to documentation in form and substance satisfactory to the Administrative Agent.

(b)Without limiting the preceding clause (a), the Servicer and the Borrower, as applicable, agree to take all actions reasonably necessary, including the filing of appropriate financing statements and the giving of proper registration instructions relating to any investments, to protect the Administrative Agent’s interest in the Warehouse SUBI Collection Account, the Reserve Account and any Eligible Investments acquired with moneys therein (and any investment earnings thereon) and to enable the Administrative Agent to exercise and enforce its rights under the Control Agreement relating to the Warehouse SUBI Collection Account and the Reserve Account.  Any such financing statement or amendment may describe the Collateral in the same manner as described in this Agreement or any other agreement entered into by the parties in connection herewith, or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral, including describing such property as “all assets of the debtor whether now owned or hereafter acquired or arising and wheresoever located, including all accessions thereto and all products and proceeds thereof” or words of similar import.

SECTION 3.03  Termination of Security Interest and Release of Collateral under Certain Circumstances.

(a)The Administrative Agent’s security interest in monies, if any, from time to time paid to the Borrower in accordance with clause tenth of Section 2.04(c) or 2.07 shall be released at the time of such payment.

(b)Upon the repayment in full of the Loan Balance, reduction of the Facility Limit to zero, the novation of or the termination and payment in full of all obligations of the Borrower under all Interest Rate Hedges, the satisfaction in full of all other Secured Obligations in accordance with this Agreement and the termination of this Agreement, the Administrative Agent’s security interest in the Collateral shall terminate.

(c)Upon the termination of the Administrative Agent’s security interest in all or any portion of the Collateral as provided in this Section 3.03, the Administrative Agent will, at the request and expense of the Borrower, (i) execute and deliver to the Borrower such instruments of release with respect to such Collateral, in recordable form if necessary, in favor of the Borrower, as the Borrower may reasonably request, (ii) deliver any such Collateral in its possession to the Borrower, and (iii) take such other actions as the Borrower may reasonably request (all without recourse to, and without representation or warranty by, the Administrative Agent, other than a representation to the effect that no Adverse Claim in the Collateral has been created by such Person) to evidence the termination of the Administrative Agent’s security interest in the Collateral or the portion thereof in which the Administrative Agent’s security interest has been released.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01  Representations and Warranties of Borrower.  The Borrower represents and warrants to the Administrative Agent, the Group Agents and the Lenders on and as of the Closing Date, the Initial Loan Date, each subsequent Loan Increase Date and each Warehouse SUBI Lease Allocation Date that:

(a)Organization and Power.  The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Borrower has all requisite power and all governmental licenses, authorizations, consents and approvals required to carry on its business, including its business relating to the Borrower’s purchasing and selling of receivables relating to sales of automobiles in each jurisdiction in which its business is now conducted except where the failure to have any of the foregoing does not, and is not reasonably expected to, have a Material Adverse Effect.

(b)Due Qualification.  The Borrower is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications except where the failure to do so does not, and is not reasonably expected to, have a Material Adverse Effect.

(c)Authorization and Non-Contravention.  The execution, delivery and performance by the Borrower of this Agreement and the other Transaction Documents to which it is a party are within the Borrower’s limited liability company powers, have been duly authorized by all necessary limited liability company action, require no action by or in respect of, or filing with, any Official Body or official (except as contemplated by Section 3.02), and do not contravene or violate, or constitute a default under, (i) any provision of applicable law, (ii) any order, rule or regulation applicable to the Borrower, (iii) the Certificate of Formation or the Operating Agreement of the Borrower, as the case may be, (iv) any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or (v) result in the creation or imposition of any lien on assets of the Borrower (except as contemplated by Section 3.02); except, in the case of clauses (i), (ii), (iv) or (v), where such contravention, violation, default or lien does not and is not reasonably expected to have a Material Adverse Effect.

(d)Binding Effect.  This Agreement and the other Transaction Documents to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.

(e)Accuracy of Information.  As of the Initial Loan Date, the list of Warehouse SUBI Leases delivered to the Administrative Agent, any Group Agent or any Lender on or prior to the Initial Loan Date, the list of Warehouse SUBI Leases delivered to the Administrative Agent, any Group Agent or any Lender as of each applicable Warehouse SUBI Lease Allocation Date thereafter, and all other information heretofore furnished in writing by the Borrower to the Administrative Agent, any Group Agent or any Lender for purposes of or in connection with this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby is, and all such information hereafter furnished in writing by the Borrower to the Administrative Agent, any Group Agent or any Lender, taken as a whole, contained or will contain as of the date so furnished, no untrue statement of a material fact or omitted or will omit to state a material fact necessary to make the statements contained herein or therein materially misleading in light of the circumstances in which such statements were

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

made; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time and information available to it at such time, it being understood that the Borrower is under no obligation to update such projections or underlying information.

(f)Actions, Suits.  Except as set forth in Schedule 1, there are no actions, suits or proceedings pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or its properties, in or before any court, arbitrator or other body, which (i) are individually or collectively reasonably expected to have a Material Adverse Effect, or (ii) assert the invalidity of this Agreement or any other Transaction Document to which the Borrower is a party or seek to prevent the consummation of the transactions contemplated hereby or thereby.

(g)Place of Business.  The chief place of business and chief executive office of the Borrower are located in Palo Alto, California, and the offices where the Borrower keeps its records regarding the Collateral and the Electronic Lease Vault are located in the United States in jurisdictions where all action required by Section 6.02(a) has been taken and completed during the time periods required therein.  Within the last five years, the Borrower has not changed its type of entity or jurisdiction of organization and has not merged or consolidated with any other Person or been the subject of any bankruptcy proceeding.

(h)Names.  Except as described in Schedule 2, the Borrower has not used any limited liability company names, trade names or assumed names other than its name set forth on the signature pages of this Agreement.

(i)Use of Proceeds.  No proceeds of the Loans will be used for a purpose which violates, or would be inconsistent with regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System.

(j)Credit and Collection Policy.  The Borrower has complied in all material respects with the Credit and Collection Policy in regard to each Warehouse SUBI Lease.  The Borrower has not extended or modified in any material respect the terms of any Warehouse SUBI Lease except in all material respects in accordance with the Credit and Collection Policy.

(k)Absence of Certain Events.  No Default, Event of Default, Potential Servicer Default or Servicer Default has occurred and is continuing on the applicable Loan Increase Date.

(l)Permitted Lockboxes and Permitted Accounts.  The Borrower has instructed Lessees to make all payments on the related Leases or on behalf of Lessees directly to a Permitted Lockbox or a Permitted Account.  Each Permitted Lockbox is located in the United States and each Permitted Account is maintained in the United States by a bank.

(m)Investment Company; Volcker Rule.  Neither the Borrower nor the Trust is an “investment company” or a company “controlled by an investment company” within the meaning of the Investment Company Act of 1940, and neither relies on Section 3(c)(1) or Section 3(c)(7) thereof to reach such determination.  The Borrower is not a “covered fund” within the meaning of the final regulations issued December 20, 2013, implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(n)Financial Condition.  The Borrower is Solvent and is not the subject of an Event of Bankruptcy and the pledge of the Warehouse SUBI Certificate is not being made in contemplation of the occurrence thereof.

(o)Good Title; Perfection.  Immediately prior to the pledge hereunder, the Borrower shall be the legal and beneficial owner of the Warehouse SUBI Certificate and the beneficial owner of the Warehouse SUBI Assets with respect thereto, free and clear of any Adverse Claim (other than the interest of the Collateral Agent under the Collateral Agency and Security Agreement).  This Agreement is effective to create, and shall transfer to the Administrative Agent a valid security interest in the Warehouse SUBI Certificate and the Borrower’s beneficial interest in the Warehouse SUBI Assets and Collections (to the extent provided by Section 9-315 of the UCC (or other section of similar content of the Relevant UCC) with respect thereto and in the other Collateral free and clear of any Adverse Claim (except as created by this Agreement and the Collateral Agency and Security Agreement), which security interest is perfected (except as to the Warehouse SUBI Leased Vehicles in which the Collateral Agent is noted as the lienholder on the related Certificate of Title) and of first priority.  On or prior to the Closing Date (and, with respect to Additional Warehouse SUBI Assets, on the applicable Warehouse SUBI Lease Allocation Date, including a Warehouse SUBI Lease Allocation Date which is a Loan Increase Date), all financing statements and other documents required to be recorded or filed in order to perfect and protect the Administrative Agent’s security interest in and to the Collateral against all creditors of and transferees from the Borrower will have been duly filed in each filing office necessary for such purpose (other than any notation of the security interest of the Administrative Agent on any Certificates of Title for Warehouse SUBI Leased Vehicles) and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.  No effective financing statement or other instrument similar in effect covering any Collateral with respect thereto is on file in any recording office, except those filed pursuant to this Agreement or the Collateral Agency and Security Agreement.

(p)Electronic Chattel Paper and Electronic Lease Vault.  Each such Lease is Electronic Chattel Paper and is not Tangible Chattel Paper, and there exists a single, authoritative copy of the record or records comprising such Electronic Chattel Paper, which copy is unique and identifiable (all within the meaning of Section 9-105 of the UCC (or other section of similar content of the Relevant UCC)), that has been communicated to and maintained in the Electronic Lease Vault.  The description of the Electronic Lease Vault attached hereto as Schedule 3 is complete and accurate.

(q)Insurance Policies.  The Borrower, in accordance with its normal and customary procedures, shall have determined that the related Lessee has obtained or agreed to obtain physical damage insurance covering each Warehouse SUBI Leased Vehicle, and such Lessee is required under the terms of its related Warehouse SUBI Lease to maintain such insurance.

(r)Anti-Corruption Laws and Sanctions.  The Borrower or Tesla, Inc. has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower and its Affiliates, officers and employees and to the knowledge of the Borrower, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of (a) the Borrower or its Affiliates, directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower that will act in any capacity in connection with or benefit from the facility established hereby, is a Sanctioned Person.   No Loans, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(s)No ERISA Liability.  Neither the Borrower nor any of its ERISA Affiliates maintains or has any obligation to contribute to any Plan or Multiemployer Plan.

(t)Not a Designated Person.  Neither the Borrower nor any of its directors, officers, brokers or other agents acting or benefiting in any capacity in connection with this Agreement or the other Transaction Documents, or any of its parents or subsidiaries, is a Designated Person.

(u)Ownership.  TBM owns, directly or indirectly, 100% of the equity interests of the Borrower free and clear of all Liens.  Such equity interests of the Borrower are validly issued and fully paid, and there are no options, warrants or other rights to acquire equity securities of the Borrower.

(v)Compliance with Law.  The Borrower has complied with all applicable Requirements of Laws to which it may be subject, except for where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

(w)Eligible Leases.  Each Lease allocated to the Warehouse SUBI on the applicable Warehouse SUBI Lease Allocation Date is an Eligible Lease as of the related Cut-Off Date.

(x)Eligible Asset.  The Loans are an “eligible asset” as defined in Rule 3a-7 of the Investment Company Act of 1940, as amended.

(y)Taxes; Tax Status.

All Tesla Parties have (i) timely filed all material tax returns they are required to file and (ii) paid, or caused to be paid, all material taxes, assessments and other governmental charges, which are shown to be due and payable on such returns, other than taxes, assessments and other governmental charges being contested in good faith. Adequate provisions in accordance with GAAP for taxes on the books of the applicable Tesla Party have been made for all open years and for the current fiscal period.

The Borrower has not elected to be treated as a corporation under U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes.

None of the Borrower, the Warehouse SUBI or the Trust (or any portion thereof) is or will at any relevant time become an association (or a publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes.

(z)Permitted Accounts.  The Borrower has not entered into any agreement with any Person which grants to such Person an interest in, or rights to, any Permitted Lockbox or Permitted Account, it being understood that certain collections from time to time received in a Permitted Lockbox or Permitted Account may relate to Leases that are not Warehouse SUBI Leases and to which the Secured Parties may not have an interest.

If any breach of the statements and representations made in this Section 4.01 materially and adversely affects the interests of any Lender Party or of any Lender Party in any Warehouse SUBI Lease or Warehouse SUBI Leased Vehicle, then, if the Borrower is unable to remedy such breach by the Payment Date next succeeding the earlier of the date on which the Borrower knows of such breach and the Borrower receives notice of such breach, the Borrower shall enforce its rights, if any, to cause TBM to cause such Leases and related Leased Vehicles to be reallocated to the TBM SUBI pursuant to Section 2.7 of the Warehouse SUBI Sale Agreement and

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

to remit to the Warehouse SUBI Collection Account on the Deposit Date next succeeding such knowledge or notice an amount equal to the aggregate of the Repurchase Amounts with respect to all such Leases at the time of such removal in accordance with the Warehouse SUBI Sale Agreement, and all such Leases and Leased Vehicles removed from the Collateral shall no longer constitute Warehouse SUBI Assets and Collateral hereunder.

If any breach of the statements and representations made in this Section 4.01, together with all prior such breaches, affect Warehouse SUBI Leases and the repurchases required by the preceding paragraph have occurred, then, except for the indemnification rights of the Indemnified Parties under this Agreement, following the reallocation by the Borrower required under the preceding paragraph, the Lender Parties shall have no further remedy against the Borrower with respect to such removed Leases and Leased Vehicles and such breaches shall not constitute an Event of Default.

ARTICLE V

CONDITIONS PRECEDENT

SECTION 5.01 Conditions to Closing.  On or prior to the Closing Date, the Borrower shall deliver (or cause to be delivered) to the Administrative Agent and each Group Agent the following documents and instruments, all of which shall be in form and substance acceptable to the Administrative Agent and each Group Agent:

(a)A certificate of an authorized signatory of each of the Borrower, TFL and the Trust, certifying (i) the names and signatures of the officers or other persons authorized on its behalf to execute each of this Agreement and the other Transaction Documents to be delivered by it hereunder (on which Certificate the Lender Parties may conclusively rely until such time as the Administrative Agent and each Group Agent shall receive from such Person a revised Certificate meeting the requirements of this clause (a)(i)), (ii) a copy of such Person’s certificate of incorporation, certificate of formation, certificate of trust or charter, as the case may be, as amended or restated, certified as of the date reasonably near the Effective Date by the Secretary of State of the State of such Person’s jurisdiction of formation or incorporation, as the case may be, (iii) a copy of such Person’s Operating Agreement, By-laws or declaration of trust, as and if applicable, as amended, (iv) a copy of resolutions of the managers, the Board of Directors (or any executive committee designated by the Board of Directors) or other governing body of such Person approving the transactions contemplated hereby, (v) a certificate as of a date reasonably near the Effective Date of the Secretary of State of such Person’s jurisdiction of incorporation or formation, as the case may be, certifying such Person’s good standing under the laws of such jurisdiction and (vi) certificates of qualification as a foreign corporation, trust or limited liability company, as the case may be, issued by the Secretaries of State or other similar officials of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement and the other Transaction Documents;

(b)An officer’s certificate for each of the Borrower and Servicer dated the Closing Date, to the effect that (i) the representations and warranties of the Borrower and the Servicer, as the case may be, in Article IV are true and correct in all material respects as of the Effective Date, (ii) the Borrower and the Servicer, as the case may be, are in compliance in all material respects with the covenants and agreements contained herein, the Warehouse SUBI Servicing Agreement and in the Warehouse SUBI Sale Agreement, (iii) no Default, Event of Default or Servicer Default exists on the Closing Date and (iv) except for financing statements filed pursuant to this Agreement or the Warehouse SUBI Sale Agreement, no financing statements have been filed or recorded against the Borrower or TFL, as applicable, relating to the Collateral;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(c)Proper financing statements (Form UCC-1) naming the Borrower, as debtor, and the Administrative Agent, as secured party, or other similar instruments or documents, as may be necessary or in the opinion of the Administrative Agent desirable under the Relevant UCC or any comparable law to perfect the security interest of the Administrative Agent in all Collateral;

(d)Proper financing statements (Form UCC-1), naming TBM as the transferor (debtor) of the Warehouse SUBI and the Warehouse SUBI Certificate, the Borrower as transferee (assignor secured party) and the Administrative Agent as assignee, or other similar instruments or documents, as may be necessary or in the opinion of the Administrative Agent and each Group Agent desirable under the Relevant UCC or other comparable law to perfect the Administrative Agent’s interest in the Warehouse SUBI and the Warehouse SUBI Certificate;

(e)Each of the TFL Transaction Documents has been executed and delivered by the parties thereto;

(f)Proper financing statements (Form UCC-3), if any, necessary to release all security interests and other rights of any Person in the Collateral previously granted by the Borrower, TBM or TFL;

(g)Certified copies of request for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Administrative Agent and each Group Agent) dated a date reasonably near the Closing Date listing all effective financing statements which name the Borrower or TBM (under its present name or any previous name) as transferor or debtor and which are filed in jurisdictions in which the filings are to be made pursuant to item (c) or (d) above, together with copies of such financing statements (none of which shall cover any Collateral);

(h)Favorable opinions of Katten Muchin Rosenman LLP, special counsel for the Borrower and TFL, addressed to the Borrower, TFL, the Administrative Agent, the Group Agents and the Lenders as to true sale, non-consolidation, no conflicts, enforceability, and creation, perfection and priority of security interests, in forms reasonably acceptable to the Administrative Agent and each Group Agent;

(i)A favorable opinion of Todd Maron, General Counsel for Tesla, Inc., addressed to the Borrower, TFL, the Administrative Agent, the Group Agents and the Lenders, as to such matters as the Administrative Agent and each Group Agent may reasonably request;

(j)A favorable opinion of Richards, Layton & Finger, P.A., Delaware counsel for the Borrower, TFL and the Trust, addressed to the Borrower, TFL, the Administrative Agent, the Group Agents and the Lenders as to such matters as the Administrative Agent and each Group Agent may reasonably request;

(k)Representative forms of Leases;

(l)Fully executed copies of the Warehouse SUBI Sale Agreement and the other Transaction Documents;

(m)A favorable opinion of Richards, Layton & Finger, P.A., counsel to U.S. Bank Trust, as Trustee, addressed to the Administrative Agent, the Group Agents and the Lenders, as to such matters as the Administrative Agent and each Group Agent may reasonably request;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(n)[Reserved].

(o)An Officer’s certificate of U.S. Bank Trust, certifying as to (i) the names and signatures of the officers authorized on its behalf to execute each of the Transaction Documents to be delivered by it hereunder (on which certificate the Lender Parties may conclusively rely until such time as the Administrative Agent and each Group Agent shall receive from such Person a revised certificate meeting the requirements of this clause (n)(i)), (ii) a copy of its By-laws,  as amended, and (iii) a certificate as of a date reasonably near the Closing Date of the office of the Comptroller of the Currency, certifying its good standing under the laws of such jurisdiction;

(p)A favorable opinion of Richards, Layton & Finger, P.A., special counsel to the Borrower, addressed to the Administrative Agent, the Group Agents and the Lenders, as to perfection and priority of security interest under Delaware law;

(q)A favorable opinion of Katten Muchin Rosenman LLP, counsel to the Borrower, addressed to the Administrative Agent, the Group Agents and the Lenders as to perfection and priority of security interests in the Warehouse SUBI Collection Account and the Reserve Account under applicable law;

(r)A schedule of Warehouse SUBI Leases, if any, as of the Cut-Off Date (which schedule may be in electronic form);

(s)Evidence of the payment in full of all fees payable on the Closing Date of all fees payable to the Lender Parties on the Effective Date pursuant to the Fee Letter and all fees and expenses of the Lender Parties (including legal fees and expenses) incurred in the negotiation, documentation and closing of this Agreement and the other Transaction Documents; and

(t)Evidence of the payment in full and termination of the Finco Warehouse.

SECTION 5.02  Conditions to Loan Increases.  Each Lender’s obligation to fund its initial Loan on the Initial Loan Date and each Loan on each subsequent Loan Increase Date shall be subject to satisfaction of the following applicable conditions precedent:

(a)The Borrower shall have complied in all material respects with the covenants and agreements contained herein and in each other Transaction Document;

(b)No Default, Event of Default or Potential Servicer Default shall have occurred and be continuing and the Termination Date shall not have occurred, and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.;

(c)Such Loan Increase Date does not occur during a Turbo Amortization Period;

(d)Not later than 12:00 p.m. New York City time on the Business Day preceding each Loan Increase Date following the Initial Loan Date, the Borrower shall have delivered (i) to the Administrative Agent, the Paying Agent, each Group Agent and each Lender set forth on the Register an electronic copy of (A) a Loan Request in substantially the form of Exhibit A to this Agreement (without the Pool Cut Report referenced therein) and (B) if such Loan Increase Date is also a Warehouse SUBI Lease Allocation Date, a “Notice of Warehouse SUBI Lease Allocation” in substantially the form of Exhibit D to this Agreement, and (ii) to the Administrative

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Agent, the Paying Agent and each Group Agent (A) a duly executed copy of the Loan Request and, if applicable, the Notice of Warehouse SUBI Lease Allocation given pursuant to preceding clause (i) (which notice may be delivered by email with hard copy to follow promptly) and (B) a Pool Cut Report as to all Leases included in the Warehouse SUBI (including the Lease Pool (if any) to be allocated to the Warehouse SUBI on such Loan Increase Date if such Loan Increase Date is a Warehouse SUBI Lease Allocation Date);

(e)After giving effect to the related Loan, (i) the Loan Balance shall not exceed the Maximum Loan Balance and (ii) the Loan Balance shall be less than or equal to the aggregate Commitment Amount of all Lenders.

(f)The Borrower and the Servicer shall have taken any actions necessary or advisable, and reasonably requested in writing by the Administrative Agent and any Group Agent as soon as practicable, to maintain the Administrative Agent’s perfected security interest in the Collateral;

(g)If such Loan Increase Date is a Warehouse SUBI Lease Allocation Date, then solely with respect to any Leases and Leased Vehicles to be allocated to the Warehouse SUBI on such date, the Administrative Agent and each Group Agent shall have received a copy of a report produced by Automotive Lease Guide (in form and substance reasonably satisfactory to the Administrative Agent and each Group Agent) setting forth the residual value estimate used to determine the Mark-to-Market MRM Residual Value of the Leased Vehicle related to each Lease, in each case, as of the related Mark to Market Adjustment Date, the Borrower shall have provided evidence, in form and substance reasonably satisfactory to the Administrative Agent and each Group Agent, of the purchase of an Eligible Interest Rate Hedges, including the related Eligible Interest Rate Hedge Providers’ acknowledgment of the collateral assignment by the Borrower to the Administrative Agent of such Eligible Interest Rate Hedges as required by Section 6.01(n); provided that the Borrower shall not be required to enter into a new Eligible Interest Rate Hedge on such Loan Increase Date if, after giving effect to the funding on such Loan Increase Date, there are already in full force and effect one or more Interest Rate Hedges (i) which satisfy the requirements contained in Section 6.01(n) and (ii) the aggregate notional principal amount of which (when taken together) satisfies the requirements contained in the definition of Required Aggregate Notional Principal Amount;

(h)The Borrower shall have deposited (or caused to be deposited) into the Reserve Account an amount equal to the amount, if any, necessary to cause the amount in the Reserve Account to equal the Required Reserve Account Balance; provided that the Reserve Account may be funded following the making of the Loan so long as the Reserve Account is funded on the same date as of the Loan;

(i)The representations and warranties of the Borrower and the Servicer contained in Article IV are true and correct in all material respects except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;

(j)No TFL Borrower Default shall have occurred and be continuing; and

(k)No Tesla Change in Control shall have occurred and be continuing, unless such Tesla Change in Control has been approved by the Required Group Agents.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

ARTICLE VI

COVENANTS

SECTION 6.01  Covenants of the Borrower.  At all times from the date hereof to the date on which this Agreement terminates in accordance with Section 12.01, unless the Administrative Agent and each Group Agent shall otherwise consent in writing:

(a)Compliance Certificate and Certain Notices and Information.  The Borrower will furnish to the Administrative Agent and each Group Agent:

(i)Compliance Certificate.  Together with the annual report required to be delivered by the Servicer pursuant to the Warehouse SUBI Servicing Agreement, a compliance certificate in substantially the form of Exhibit C hereto signed by the chief accounting officer or treasurer of the Borrower stating that no Default, Event of Default or, to his or her knowledge, no Servicer Default exists, or if any Default, Event of Default or to his or her knowledge Servicer Default exists, stating the nature and status thereof.

(ii)Other Information.  Such other information (including non-financial information) as the Administrative Agent or any Group Agent may from time to time reasonably request.

(b)Conduct of Business.  The Borrower will do all things necessary to remain duly organized, validly existing and in good standing as a domestic limited liability company in its jurisdiction of formation.  The Borrower will maintain all requisite authority to conduct its business in each jurisdiction in which its business requires such authority, except, in each case, where the failure to do so does not, and is not reasonably expected to, have a Material Adverse Effect.

(c)Compliance with Laws.  The Borrower will comply in all material respects with all Requirements of Law to which it may be subject or which are applicable to the Collateral, except where the failure to comply does not, and is not reasonably expected to, have a Material Adverse Effect

(d)Notice of Certain Events.  The Borrower shall furnish to the Administrative Agent:

(i)As soon as practicable, and in any event within five (5) Business Days after any Responsible Officer of the Borrower obtains knowledge of the occurrence of each Default, Event of Default, Potential Servicer Default or Servicer Default, a statement of the chief financial officer or chief accounting officer of the Borrower setting forth the details of such Default, Event of Default, Potential Servicer Default or Servicer Default, and the action which the Borrower and, if known to the Borrower, the Servicer, proposes to take with respect thereto.

(ii)Promptly and in no event more than five (5) Business Days after any Responsible Officer of the Borrower obtains knowledge of the occurrence of any Lien with respect to the Collateral, the statement of a Responsible Officer of the Borrower setting forth the details of such Lien and the action which the Borrower and, if known to the Borrower, the Servicer, is taking or proposes to take with respect thereto.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(iii)Promptly and in no event more than five (5) Business Days after any Responsible Officer of the Borrower obtains knowledge of any matter or the occurrence of any event concerning the Borrower, the Servicer, the Trust or the Collateral which would reasonably be expected to have a Material Adverse Effect, the statement of a Responsible Officer of the Borrower setting forth the details of such default and the action which the Borrower and, if known to the Borrower, the Servicer, is taking or proposes to take with respect thereto.

(iv)Promptly and in no event more than five (5) Business Days after any Responsible Officer of the Borrower obtains knowledge of (a) any action, suit, proceeding or investigation pending or, to the best knowledge of the Borrower, threatened, against the Borrower, the Servicer or the Trust or their respective property, or (b) any order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority, in each case adversely affecting (x) the Trust in excess of $15,000,000, or (y) the Borrower in excess of $2,000,000, the statement of a Responsible Officer of the Borrower setting forth the details of such default and the action which the Borrower and, if known to the Borrower, the Servicer, is taking or proposes to take with respect thereto.

(v)Promptly and in no event more than five (5) Business Days after any Responsible Officer of the Borrower obtains knowledge of any amendment, modification, supplement or other change to the Credit and Collection Policy that would reasonably be expected to have a material adverse effect on the collectability of the Warehouse SUBI Leases or the interests of the Lenders, the statement of a Responsible Officer of the Borrower setting forth the details of such amendment, modification or supplement.

(e)The Borrower will furnish to the Administrative Agent and each Group Agent, as soon as reasonably practicable after receiving a request therefor, such information with respect to the Collateral as the Administrative Agent or any Group Agent may reasonably request, including listings identifying the outstanding remaining Monthly Lease Payments and the Base Residual Value for each Warehouse SUBI Lease.  Without limiting the generality of the foregoing, the Borrower will furnish to the Administrative Agent and each Group Agent, as soon as reasonably practicable after receiving a request therefor, (i) the names and addresses of all banks which maintain one or more Permitted Lockboxes and the addresses of all related Permitted Lockboxes and the account holder, the account number and the bank at which each Permitted Account is maintained and (ii) the name and address of each Person in possession of any Lease Documents (including the street address at which such Lease Documents are located).  At the request of any Group Agent, the Borrower agrees to reasonably cooperate in providing information to any rating agency in connection with such Group Agent’s seeking, at the expense of such Group Agent, of a rating of the Loans under this Agreement.

(f)Fulfillment of Obligations.  The Borrower will duly observe and perform, or cause to be observed or performed, all material obligations and undertakings on its part to be observed and performed by it under or in connection with this Agreement, the other Transaction Documents to which it is a party and the Warehouse SUBI Leases, will duly observe and perform all material provisions, covenants and other promises required to be observed by it under the Warehouse SUBI Leases, will do nothing to materially impair the security interest of the Administrative Agent in and to the Collateral and will pay when due (or contest in good faith) all taxes, including any sales tax, excise tax or other similar tax or charge, payable by it in connection with the Collateral and their creation and satisfaction.

(g)Enforcement.  The Borrower shall take all commercially reasonable actions necessary and appropriate to enforce its rights and claims under the Warehouse SUBI Sale Agreement.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(h)No Other Business.  The Borrower shall engage in no business other than the business contemplated under its Certificate of Formation and its Limited Liability Company Agreement and shall comply in all material respects with the terms of its Limited Liability Company Agreement.

(i)Separate Existence.  The Borrower shall do (or refrain from doing) all things necessary to maintain its legal existence separate and apart from TBM, Tesla, Inc., TFL and all other Affiliates of the Borrower.  Without limiting the generality of the foregoing, the Borrower shall:

(i)observe all corporate and limited liability company procedures required by its Certificate of Formation and its Limited Liability Company Agreement;

(ii)maintain adequate capitalization to engage in the transactions and activities contemplated in its Certificate of Formation, its Limited Liability Company Agreement, the Warehouse SUBI Sale Agreement and this Agreement;

(iii)provide for the payment of its operating expenses and liabilities from its own funds (except that certain of the organizational expenses of the Borrower have been paid by TFL or TBM);

(iv)maintain an arm’s length relationship with its Affiliates, and shall not (A) lend money to, or borrow money from, any of its Affiliates or any unaffiliated third party or (B) transact any business, or enter into any transaction with any of its Affiliates, except, in each case, pursuant to binding and enforceable written agreements the terms of which, on the whole, are arm’s-length and commercially reasonable and, in the case of money borrowed by the Borrower from any of its Affiliates, the subordination and payment provisions of all such indebtedness shall be satisfactory in form and substance to the Administrative Agent and each Group Agent;

(v)not (A) perform any of its Affiliates’ duties or obligations, (B) commingle assets with those of any affiliated or unaffiliated third party (except for the temporary commingling of Collections), (C) guarantee or become obligated for the debts of any affiliated or unaffiliated third party or hold out its credit as being available to satisfy the obligations of others, (D) operate or purport to operate as a single integrated entity with respect to its Affiliates or any affiliated or unaffiliated third party, (E) endeavor to obtain credit or incur any obligation to any affiliated or unaffiliated third party based upon the assets or creditworthiness of the other, (F) acquire any obligations or securities of any of its partners, members or shareholders, (G) pledge its assets for the benefit of any entity (except pursuant to this Agreement), or (H) fail to correct any known misunderstanding or misrepresentation with respect to any of the foregoing;

(vi)maintain bank accounts and books of account separate from those of its Affiliates;

(vii)to the extent it shares its office with any of its Affiliates, maintain separate records storage space and files in the building they share, and maintain and use separate telephone capacity and business forms;

(viii)(A) ensure that at least one manager of the Borrower shall be an “Independent Manager” (as defined in the Limited Liability Company Agreement) and cause its Operating Agreement to provide that (x) at least one manager of the Borrower shall be an Independent Manager, (y) the managers of the Borrower shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Borrower or, to the fullest extent provided by applicable law, the dissolution of the Borrower unless a unanimous vote of all of the Borrower’s managers (which vote shall include the affirmative vote of the Independent Manager) shall approve the taking of such action in writing prior to the taking of such action and (z) the provisions requiring at least one Independent Manager and the provisions described in clauses (x) and (y) of this paragraph (viii) cannot be amended without the prior written consent of the Independent Manager; and

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(B)in addition to the requirements set forth in preceding clause (A), ensure that the “Independent Manager” (as defined in the Limited Liability Company Agreement) (x) has prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (y) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities;

(ix)take such actions as are necessary to ensure that no Independent Manager shall at any time serve as a trustee in bankruptcy for the Borrower or any Affiliate thereof;

(x)take such actions as are necessary to ensure that any financial statements of TBM, TFL or any Affiliate of either of them which are consolidated to include the Borrower (a) will contain notes clearly stating that securitization transactions of the kind contemplated in the Warehouse SUBI Sale Agreement are structured legally as sales (although the Borrower may be consolidated with TBM, TFL or either of their Affiliates for financial accounting purposes) and (b) will not suggest in any way that (1) the assets of the Borrower will be available to pay the claims of creditors of TFL, TBM or any Affiliate of TFL or TBM other than the Borrower or (2) the Borrower is not a separate limited liability company (although in each case, it being understood that the Borrower may be consolidated with TFL or TBM or either of their Affiliates for financial accounting purposes); and

(xi)to the fullest extent permitted by applicable law, take no action to dissolve itself, including applying (or consenting to the application) for judicial dissolution.

(j)Compliance with Opinion Assumptions.  Without limiting the generality of Section 6.01(h) above, in all material respects, the Borrower shall (as to itself) maintain in place all policies and procedures, and take and continue to take all actions, described in the assumptions as to facts set forth in, and forming the basis of, the opinions set forth in the opinion delivered to the Administrative Agent, the Group Agents and the Lenders pursuant to Section 5.01(h).

(k)Payment of Taxes.  The Borrower will, and will cause the Trust to, pay and discharge all material taxes, assessments, and governmental charges or levies imposed upon it, or upon its income or profits, or upon any property belonging to it, or them, before delinquent, other than taxes, assessments and other governmental charges being contested in good faith.

(l)Maintenance of Security Interests in Warehouse SUBI.  The Borrower shall take such steps as are necessary to preserve and maintain the security interest of the Administrative Agent (for the benefit of the Secured Parties) in the Warehouse SUBI and other Collateral as a valid and enforceable first priority perfected security interest, subject to no Adverse Claims (other than the interest of the Collateral Agent under the Collateral Agency and Security Agreement).

(m)Electronic Chattel Paper.  The Borrower shall take such actions as are necessary to cause all vehicle leases of the Trust and the Borrower (including all Warehouse SUBI Leases) to constitute Electronic Chattel Paper (and not to constitute Tangible Chattel Paper) held in the Electronic Lease Vault.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(n)Interest Rate Hedges.  The Borrower shall, at all times beginning thirty (30) days after an Interest Rate Hedge Trigger Event occurs, maintain in full force and effect one or more Eligible Interest Rate Hedges which, together with the aggregate notional amount of such Eligible Interest Rate Hedges, when taken together, at all times satisfy the requirements contained in the definition of Required Aggregate Notional Principal Amount, and shall comply with the terms thereof; provided that:

(i)if any interest rate hedge provider party to an Interest Rate Hedge ceases to satisfy the requirements set forth in the definition of “Eligible Interest Rate Hedge Provider,” the Borrower shall within thirty (30) days (x) cause such Person to assign its obligations under the related Interest Rate Hedge to a new Eligible Interest Rate Hedge Provider (or such person shall have thirty (30) days to again satisfy the requirements set forth in the definition of “Eligible Interest Rate Hedge Provider”), or (y) obtain a substitute Eligible Interest Rate Hedge, including the related Eligible Interest Rate Hedge Provider’s acknowledgment of the collateral assignment by the Borrower to the Administrative Agent of such Eligible Interest Rate Hedge;

(ii)if any provider of an Interest Rate Hedge fails to make a payment when due under the applicable Interest Rate Hedge, the Borrower shall within thirty (30) days (x) cause such Person to assign its obligations under the related Interest Rate Hedge to a new Eligible Interest Rate Hedge Provider or (y) obtain a substitute Eligible Interest Rate Hedge, including the related Eligible Interest Rate Hedge Provider’s acknowledgment of the collateral assignment by the Borrower to the Administrative Agent of such Eligible Interest Rate Hedge;

(iii)the Borrower may not, without the prior written consent of the Administrative Agent and each Group Agent, exercise any rights (including any termination rights) under any Interest Rate Hedge that could reasonably be expected to adversely affect the right of the Lenders to receive payments hereunder or under such Interest Rate Hedge;

(iv)on each Payment Date from and after the Interest Rate Hedge Trigger Date, if the aggregate notional amount of all Interest Rate Hedges is then less than 90%, of the Loan Balance (after giving effect to any Loan Increase on such date), the Borrower shall enter into one or more Eligible Interest Rate Hedges such that the aggregate notional amount of all Interest Rate Hedges, including the new Interest Rate Hedge, is equal to the Loan Balance;

(v)notwithstanding the foregoing, one or more Interest Rate Hedges may be combined into a single Interest Rate Hedge which, in the aggregate, satisfies the requirements set forth in this Section 6.01(n);

(vi)if, on any Payment Date the aggregate notional amount of all Interest Rate Hedges that are interest rate swaps is greater than 110% of the Loan Balance on such date (after giving effect to any payments or Loan Increase on such date), the Servicer shall cause the Borrower to amend or terminate existing Interest Rate Hedges that are interest rate swaps such that the aggregate notional amount of all Interest Rate Hedges that are interest rate swaps at such time shall be equal to the Loan Balance at such time (terminating those Interest Rate Hedges that are interest rate swaps in descending order from those Interest Rate Hedges with the highest fixed rate to those Interest Rate Hedge with the next highest fixed rate and so on); and all Interest Rate Hedge Termination Payments owed by the Borrower and other costs incurred in connection with the termination contemplated by this paragraph shall be paid by the Servicer; and

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(vii)the Administrative Agent at any time on or after the Termination Date shall have the right to amend or terminate any Interest Rate Hedges in its sole discretion; and all Interest Rate Hedge Termination Payments owed by the Borrower and other costs incurred in connection with the termination contemplated by this paragraph shall be paid by the Servicer.

On or prior to the effective date of any Interest Rate Hedge, the Borrower shall establish and thereafter maintain an Eligible Account in the name of the Borrower with respect to each Interest Rate Hedge Counterparty, other than Deutsche Bank AG, Citibank, N.A. and any other Lender or Affiliate thereof (a “Hedge Counterparty Collateral Account”) in trust and for the benefit of the Lenders and the related Interest Rate Hedge Counterparty.  In the event that pursuant to the terms of the applicable Interest Rate Hedge, the related Interest Rate Hedge Counterparty is required to deposit cash or securities as collateral to secure its obligations (“Hedge Collateral”), the Borrower shall deposit all Hedge Collateral received from the Interest Rate Hedge Counterparty into the Hedge Counterparty Collateral Account.  All sums on deposit and securities held in any Hedge Counterparty Collateral Account shall be used only for the purposes set forth in the related credit support annex (“Credit Support Annex”) to the Interest Rate Hedge.  The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, a Hedge Counterparty Collateral Account shall be (i) for application to the obligations of the applicable Interest Rate Hedge Counterparty under the related Interest Rate Hedge in accordance with the terms of the Credit Support Annex and (ii) to return collateral to the Interest Rate Hedge Counterparty when and as required by the Credit Support Annex.  Amounts on deposit in each Hedge Counterparty Collateral Account shall be invested at the written direction of the related Interest Rate Hedge Counterparty, and all investment earnings actually received on amounts on deposit in a Hedge Counterparty Collateral Account or distributions on securities held as Hedge Collateral shall be distributed or held in accordance with the terms of the related Credit Support Annex.  Any amounts applied by the Borrower to the obligations of an Interest Rate Hedge Counterparty under an Interest Rate Hedge in accordance with the terms of the related Credit Support Annex shall constitute Interest Rate Hedge Receipts and be deposited in the Collection Account and applied in accordance with Section 2.04(c).  The Borrower agrees to give the applicable Interest Rate Hedge Counterparty prompt notice if it obtains knowledge that the Hedge Counterparty Collateral Account or any funds on deposit therein or otherwise to the credit of the Hedge Counterparty Collateral Account, shall or have become subject to any writ, order, judgment, warrant of attachment, execution or similar process.

(o)Anti-Corruption Laws and Sanctions.  The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower and each of its Affiliates and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(p)Keeping of Lease Documents and Books of Account.  The Borrower will maintain and implement administrative and operating procedures, including an ability to recreate Lease Documents evidencing the Warehouse SUBI Leases in the event of the destruction of the originals thereof, and keep and maintain, or obtain, as and when required, all documents, books, Lease Documents and other information reasonably necessary or advisable for the collection of all Warehouse SUBI Leases (including Lease Documents adequate to permit the daily identification of all Collections of and adjustments to each existing Warehouse SUBI Lease).  The Borrower will give the Administrative Agent and each Group Agent prompt notice of any material change in the administrative and operating procedures referred to in the previous sentence, to the extent such change is likely to have a Material Adverse Effect.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(q)Mark-to-Market.  Effective as of each Mark-to-Market Adjustment Date, the Borrower shall recalculate the Mark-to-Market MRM Residual Value of each Warehouse SUBI Lease for which there is a Mark-to-Market MRM Residual Value at the end of the calendar month which preceded such Mark-to-Market Adjustment Date, and thereafter shall use such value in the calculation of the Base Residual Value for such Warehouse SUBI Lease until the next Mark-to-Market Adjustment Date.

SECTION 6.02  Negative Covenants of the Borrower.  At all times from the date hereof to the date on which this Agreement terminates in accordance with Section 12.01, unless the Administrative Agent and each Group Agent shall otherwise consent in writing:

(a)Name Change and Offices.  The Borrower shall not change its name, identity or organizational structure (within the meaning of Section 9-506, 9-507 or 9-508 of the UCC (or other sections of similar content of the Relevant UCC)) nor relocate its chief executive office or its jurisdiction of formation nor change its “location” under Section 9-307 of the Relevant UCC, unless, within (30) days after such change or relocation it shall have: (i) given the Administrative Agent and each Group Agent written notice thereof and (ii) delivered to the Administrative Agent and each Group Agent all financing statements, instruments and other documents requested by the Administrative Agent or any Group Agent in connection with such change or relocation.  The Borrower shall at all times maintain its chief executive office and its jurisdiction of formation within a jurisdiction in the United States and in which Article 9 of the Relevant UCC is in effect and in the event it moves its chief executive office or its jurisdiction of formation to a location which may charge taxes, fees, costs, expenses or other charges to perfect the security interest of the Administrative Agent in the Collateral, it shall pay all taxes, fees, costs, expenses and other charges associated with perfecting the security interest of the Administrative Agent in the Collateral and any other costs and expenses incurred in order to maintain the enforceability of this Agreement and the security interest of the Administrative Agent in the Collateral.

(b)Transfers, Liens, Etc.  Except for the Adverse Claims of the Administrative Agent created by this Agreement, of the Collateral Agent created by the Collateral Agency and Security Agreement and except for other transfers permitted under this Agreement, the Borrower shall not transfer, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (including the filing of any financing statement) upon or with respect to the Collateral (or any portion thereof), or upon or with respect to any account to which any Collections are sent, or assign any right to receive income in respect thereto.

(c)Limited Liability Company Membership Interests.  The Borrower shall not issue any membership interests (other than non-economic “special membership interests”) except to Tesla, Inc., TFL, a Tesla Party, TBM or one of their respective Subsidiaries or create any Subsidiary.  The Borrower shall not pay or make any distributions to any owner of its membership interests if, at the time or as a result of such payment or the making of such distribution, a Default, an Event of Default or the Scheduled Expiration Date shall have occurred and be continuing under this Agreement.

(d)Amendments to Certificate of Formation and Limited Liability Company Agreement.  The Borrower shall not materially amend, alter or change or repeal (and shall not permit the material amendment, alteration or change or repeal of) its Certificate of Formation or its Limited Liability Company Agreement.

(e)Change to other Agreements.  The Borrower shall not (i) terminate, amend, supplement, modify or waive, or grant or consent to any such termination, amendment, waiver or consent, or permit to become effective any amendment, supplement, waiver or other modification to the Warehouse SUBI Servicing

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Agreement, the Warehouse SUBI Sale Agreement, the Warehouse SUBI Supplement, the Trust Agreement (except to the extent such termination, amendment, waiver or consent (i) relates solely to the UTI or a special unit of beneficial interest other than the Warehouse SUBI and (ii) does not have any adverse effect on the Lenders, the Administrative Agent or any other Secured Party, the Collateral or the SUBI Assets) or the eVault Letter Agreement, or (ii) terminate, amend, supplement, modify or waive, or grant or consent to any such termination, amendment, waiver or consent, or permit to become effective any amendment, supplement, waiver or other modification to any other Transaction Documents that could reasonably be expected to have a Material Adverse Effect, without, in each case, the consent of the Administrative Agent and the Required Group Agents (or the Required Supermajority Group Agents in the case of an amendment to the Warehouse SUBI Servicing Agreement that amends the definition of “Servicer Default”), in each case, such consents not to be unreasonably withheld, delayed or conditioned.

(f)ERISA Matters.  Neither the Borrower nor any of its ERISA Affiliates shall establish or have any obligation to contribute to any Plan or Multiemployer Plan.

(g)[Reserved].

(h)Consolidations and Mergers.  The Borrower shall not consolidate or merge with or into any other Person.

(i)Tax Matters.

(i)No Tesla Party shall take or cause any action to be taken that could result in the Borrower being treated as a corporation or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(ii)No Tesla Party shall take or cause any action to be taken that could result in the Borrower, the Warehouse SUBI or the Trust (or any portion thereof) becoming an association (or a publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes.

(j)Anti-Corruption Laws and Sanctions.  The Borrower shall not request any Loan, and shall not use, and shall ensure that its Affiliates and its and their respective directors, officers, employees and agents not use, the proceeds of any Loan (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C)  in any manner that would result in the violation of  any Sanctions applicable to any party hereto.

(k)Debt.  The Borrower shall not create, incur, assume or suffer to exist any Debt except for Debt expressly contemplated under the Transaction Documents.

(l)Guarantees.  The Borrower shall not guarantee, endorse or otherwise be or become contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement and indemnification obligations in favor of the Administrative Agent, any Group Agent, any Lender or any Indemnified Party as provided for under the Transaction Documents.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(m)Limitation on Transactions with Affiliates.  The Borrower shall not enter into, or be a party to any transaction with any Affiliate of the Borrower, except for: (i) the transactions contemplated hereby, by the Transaction Documents and (ii) capital contributions by TBM to the Borrower which are in compliance with all applicable Requirements of Law and the Transaction Documents.

(n)Limitation on Investments.  The Borrower shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person, except for Eligible Investments and the Warehouse SUBI Certificate.

(o)Change in Business.  The Borrower shall not make any change in the character of its business.

(p)Subsidiaries.  The Borrower shall not form or own any Subsidiary.

SECTION 6.03 Certain Covenants of TFL.

(a)[***]. If, after the date hereof,  TFL or any Affiliate of TFL enters into (x) any [***] with respect to a [***] in the [***] having [***] ([***]) a [***] (including [***],[***],[***] and [***] of [***] of [***]) (any such [***], other than (a) any such [***] that TFL in good faith believes not to be a [***], (b) any such [***] where a [***] of such [***] is [***] by a [***] that is also a [***] in such [***], or (c) any such [***] that is [***] by [***] or [***], a “[***]”), (y) any amendment, modification or supplement to, or waiver or consent under, any [***] governing or evidencing a [***] or (z) any other [***] or [***] relating to or affecting any [***], in each case, the effect of which is to [***] the [***] of the [***] to [***]:

(i)[***] (other than [***] arising from a different [***] (e.g., [***] based on a [***] or [***] based on a [***], or a [***])), and excluding [***] in the [***] of [***]) when considered together with other relevant aspects of the [***] which customarily affect [***];

(ii)[***] when considered together with other relevant aspects of the [***] which customarily affect [***]; or

(iii)the [***] of [***] or [***] or [***] howsoever denominated that [***] the [***] to [***] under such [***],[***] the [***] of [***] or [***] the [***] or [***] of such [***] or the ability of the [***] of the [***] in connection with such [***] to [***] or [***] and [***], which [***], taken as a whole, together with the [***] and [***] of such [***], are [***] to [***];

(each of the foregoing clauses (i) through (iii), a [***]”);

then, TFL, as applicable, shall promptly notify the Administrative Agent and the Group Agents thereof and, not later than [***] days after the effectiveness of any such [***], deliver an [***] of the relevant [***] such [***] to the Administrative Agent and each Group Agent and, unless the Administrative Agent notifies TFL within [***] days after receipt of such [***] to the contrary, within [***] days after receipt of such request,  [***] into [***] to [***] and each other [***] as may be necessary to [***] such [***] into [***] and the [***].  Notwithstanding the foregoing, nothing set forth in this Section 6.03(b) shall be construed to limit the ability of the TFL or the Trust to [***] a [***] in the [***] or enter into a [***].

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

ARTICLE VII

SERVICING AND COLLECTIONS

SECTION 7.01  Maintenance of Information and Computer Lease Documents.  The Borrower will, or will cause the Servicer to, hold in trust and keep safely for the Administrative Agent all evidence of the Administrative Agent’s security interest in and to the Warehouse SUBI and other Collateral.

SECTION 7.02  Protection of the Interests of the Secured Parties.

(a)The Borrower shall, from time to time and at the Borrower’s sole expense, do and perform any and all necessary acts and execute any and all necessary documents, including the obtaining of additional search reports, the delivery of further opinions of counsel, the execution, amendment or supplementation of any financing statements, continuation statements and other instruments and documents for filing under the provisions of the Relevant UCC of any applicable jurisdiction, the execution, amendment or supplementation of any instrument of transfer and the making of notations on the Lease Documents of the Borrower or TFL as may be reasonably requested by the Administrative Agent or any Group Agent in order to effect the purposes of this Agreement and the creation, perfection and priority of the Administrative Agent’s security interest in the Collateral, to protect the Administrative Agent’s security interest in and to the Collateral (other than a Lease which has been removed from the Collateral pursuant to Section 2.09, 4.01 (the last two paragraphs thereof) or 4.02 (the last two paragraphs thereof) or Section 2.2 of the Warehouse SUBI Servicing Agreement) against all Persons whomsoever or to enable the Administrative Agent to exercise or enforce any of their respective rights hereunder.

(b)To the fullest extent permitted by applicable law, the Borrower hereby irrevocably grants to the Administrative Agent an irrevocable power of attorney, with full power of substitution, coupled with an interest, to authorize and file in the name of the Borrower, or in its own name, such financing statements and continuation statements and amendments thereto or assignments thereof as the Administrative Agent deems necessary to protect the Collateral or perfect the Administrative Agent’s security interest therein; provided, however, that such power of attorney may only be exercised without the prior written consent of the Borrower if (i) the Borrower or the Servicer fails to perform any act required hereunder after receiving five (5) Business Days written notice of such failure from the Administrative Agent or (ii)(A) a Servicer Default, or (B) an Event of Default shall have occurred and be continuing.

(c)Once during each calendar year, in the case of the Administrative Agent and one or more times during each calendar year, in the case of each Group Agent, at such times during normal business hours as are reasonably convenient to the Borrower, and upon reasonable request of the Administrative Agent or such Group Agent, and prior written notice to the Borrower, the Administrative Agent or such Group Agent (or a Person engaged by the Administrative Agent or such Group Agent) may conduct audits and/or visit and inspect any of the properties of the Borrower (including the Servicer and [***] as subservicer) where Lease Documents are located, to examine the Lease Documents, to confirm and verify the existence, amount and status of the Warehouse SUBI Leases, to examine internal controls and procedures maintained by the Borrower, and take copies and extracts therefrom, and to discuss the Borrower’s affairs with its officers and employees, servicers, subservicers (including [***]) and upon prior written notice to the Borrower , independent accountants.  In addition to the audits and/or visits and inspections permitted under the preceding sentence, prior to the date that is 60 days following the Closing Date, the Group Agents (or Persons engaged by the Group Agents) may conduct

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

an audit and/or visit and inspect any of the properties of the Borrower (including the Servicer and [***] as subservicer) where Lease Documents are located, during normal business hours as are reasonably convenient to the Borrower, at the expense of the Borrower , to examine the Lease Documents, to confirm and verify the existence, amount and status of the Warehouse SUBI Leases, to examine internal controls and procedures maintained by the Borrower, and take copies and extracts therefrom, and to discuss the Borrower’s affairs with its officers and employees, servicers, subservicers (including [***]) and upon prior written notice to the Borrower, independent accountants.  The Borrower hereby authorizes such officers, employees, servicers, subservicers and independent accountants to discuss with the Administrative Agent, the Group Agents and the Back-Up Servicer, the affairs of the Borrower.  The Borrower  shall reimburse the Administrative Agent, the Group Agents and the Back-Up Servicer for all reasonable out-of-pocket fees, costs and expenses incurred by or on behalf of the Administrative Agent, the Group Agents or the Back-Up Servicer in connection with the foregoing actions promptly upon receipt of a written invoice therefor in connection with the initial post-closing audit, visit and inspection, the initial audit, visit and inspection by the Administrative Agent (or a Person engaged by the Administrative Agent) in any calendar year, and all audits, visits and inspections made after the occurrence and during the continuation of a Default or an Event of Default.  Any audit provided for herein shall be conducted in accordance with Borrower’s reasonable rules respecting safety and security on its premises and without materially disrupting operations.  Nothing in this Section 7.02(c) shall affect the obligation of the Borrower to observe any applicable law prohibiting the disclosure of information regarding the Lessees, and the failure of the Borrower to provide access to information as a result of such obligation shall not constitute a breach of this Section 7.02(c).

(d)To the fullest extent permitted by applicable law, the Borrower hereby irrevocably grants during the term of this Agreement to the Administrative Agent (or its designated agent) or the successor Servicer, if any, an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Borrower all steps and actions permitted to be taken under this Agreement with respect to the Collateral which the Administrative Agent may deem necessary or advisable to negotiate or otherwise realize on any right of any kind held or owned by the Borrower or transmitted to or received by the Administrative Agent or its designated agent (whether or not from the Borrower or any Lessee) in connection with the Collateral; provided, however, that such power of attorney may not be exercised without the prior written consent of the Borrower, unless (A) an Event of Default shall have occurred and be continuing, or (B) the Borrower or the Servicer fails to perform any act required hereunder after receiving ten (10) Business Days written notice of such failure from the Administrative Agent.  The Administrative Agent will provide such periodic accounting and other information related to the disposition of funds so collected as the Borrower may reasonably request.

SECTION 7.03  Maintenance of Writings and Lease Documents.  The Borrower will at all times keep or cause to be kept at its Chief Executive Office or at an office of the Servicer designated in advance to the Administrative Agent, each writing or written Lease Document which evidences, and which is necessary or desirable to establish or protect, including such books of account and other Lease Documents as will enable the Administrative Agent or its designee to determine at any time the status of, the security interest of the Administrative Agent in the Collateral..

SECTION 7.04  Administration and Collections.

(a)Warehouse SUBI Collection Account.  The Borrower shall cause to be established and maintained in the name of the Borrower for the benefit of the Administrative Agent the Warehouse SUBI Collection Account for the purpose of receiving and disbursing all Collections on the Collateral, all payments made by the Borrower pursuant to this Agreement, all Interest Rate Hedge Receipts and all other payments to be

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

made into the Warehouse SUBI Collection Account.  The Warehouse SUBI Collection Account shall be an Eligible Account used only for the collection of the amounts and for application of such amounts as described in Section 2.04 of this Agreement.  The Warehouse SUBI Collection Account will be an Eligible Account established pursuant to a Control Agreement with respect to which the Administrative Agent shall, at all times, be an Entitlement Holder or purchaser with Control and will bear a designation to clearly indicate that the funds and Financial Assets deposited therein are held for the benefit of the Administrative Agent.  The Borrower agrees to deposit in the Warehouse SUBI Collection Account (a) at least 95% of all Collections received by the Borrower during each Settlement Period that are not received directly in the Warehouse SUBI Collection Account no later than two (2) Business Days after receipt, and (b) the remainder of such Collections as soon as reasonably practical but not later than two (2) Business Days after identification.  If the Warehouse SUBI Collection Account ceases to be an Eligible Account, the Borrower shall within thirty (30) calendar days of receipt of notice of such change in eligibility transfer the Warehouse SUBI Collection Account to an account that meets the requirements of an Eligible Account and that is established pursuant to a substitute Control Agreement with respect to which the Administrative Agent shall be an Entitlement Holder or purchaser with Control and which bears a designation to indicate clearly that the funds and Financial Assets deposited therein are held for the benefit of the Administrative Agent.  If there shall have been deposited in the Warehouse SUBI Collection Account any amount not required to be deposited therein and so identified to the Administrative Agent, such amount shall be withdrawn from the Warehouse SUBI Collection Account, any provision herein to the contrary notwithstanding, and any such amounts shall not be deemed to be a part of the Warehouse SUBI Collection Account.  The Borrower may, with the consent of the Administrative Agent and each Group Agent, establish a new Warehouse SUBI Collection Account subject to a new Control Agreement in replacement of the existing Warehouse SUBI Collection Account and Control Agreement.

(b)Security Deposits.  The Borrower shall cause all Security Deposits to be held in a Permitted Account pledged to the Administrative Agent for the benefit of the Secured Parties to secure the Secured Obligations, which security interest shall be perfected by control pursuant to a Control Agreement.

(c)Investment.  The Borrower may cause the funds in the Warehouse SUBI Collection Account to be invested in Eligible Investments, held in the name of the Administrative Agent, which shall mature no later than the Payment Date following such investment.  Any income or other gain from such Eligible Investments (i) shall be transferred to the Reserve Account if necessary to satisfy the Required Reserve Account Balance, if any, and (ii) shall, to the extent there remains any balance after giving effect to preceding clause (i), be paid to the Borrower.

ARTICLE VIII

EVENTS OF DEFAULT

SECTION 8.01  Events of Default.  The occurrence of any one or more of the following events shall constitute an Event of Default:

(a)any Tesla Party shall fail to perform or observe any term, covenant, agreement or undertaking hereunder or under any other Transaction Document (other than as described elsewhere in this Section 8.01), which failure could reasonably be expected to materially and adversely affect the interests of the Lender Parties, and such failure shall remain unremedied for:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(i)in the case of any covenant set forth in any of Sections 2.06(a), 7.04(a) or 6.01(l), five (5) Business Days after the earlier of (x) any Responsible Officer of the Borrower becomes aware thereof or (y) written notice thereof has been given to the Borrower by a Lender Party; or

(ii)in the case of any other covenant thirty (30) calendar days after the earlier of (i) any Responsible Officer of the Borrower becomes aware thereof or (ii) written notice thereof has been given to the Borrower by a Lender Party; or

(b)any representation, warranty, certification or statement made by any Tesla Party in this Agreement or in any other Transaction Document shall have been untrue or incorrect when made or deemed made and which incorrectness could reasonably be expected to materially and adversely affect the interests of the Lender Parties, and, if capable of being cured, shall remain unremedied for thirty (30) calendar days after the earlier of (i) any Responsible Officer of the Borrower becomes aware thereof or (ii) written notice thereof has been given to the Borrower by a Lender Party; or

(c)the Borrower shall fail to pay or shall fail to cause to be paid to the Lender Parties (i) the Loan Balance in full, together with all other Secured Obligations, on the Loan Maturity Date, or (ii) the Interest Distributable Amount, Usages Fees or Unused Fees in full for any Payment Date on such Payment Date and such failure to pay the Interest Distributable Amount in full shall continue for three (3) Business Days; or

(d)(i) any Repurchase Amount fails to be paid when due, and such failure shall continue for three (3) Business Days or (ii) Section 3.1A(c) of the TBM SUBI Servicing Agreement shall be amended, modified or waived without the prior written consent of the Administrative Agent; or

(e)any Tesla Party shall fail to pay or fail to cause to be paid when due any other amount due hereunder or under any other Transaction Document (other than any amount described in any other clause of this Section 8.01) when due and such failure shall continue for three (3) Business Days after written notice thereof by any Lender Party to the Borrower; or

(f)an Event of Bankruptcy shall occur with respect to any Tesla Party; or

(g)there shall be entered against (x) the Trust one or more final judgments or orders for the payment of money in an individual amount exceeding $[***] or an  aggregate amount (as to all such judgments or orders) exceeding $[***], or (y) the Borrower one or more final judgments or orders for the payment of money in an individual or aggregate amount exceeding $[***], in each case to the extent not paid or covered by insurance (other than customary reservation of rights letters) or third party indemnification), and any such judgment or order  shall not have been fully paid or otherwise satisfied, vacated, dismissed, discharged, appealed (and bonded pending such appeal if and to the extent required by law) or stayed within sixty (60) days (or such earlier date when valid enforcement proceedings are commenced by any creditor upon such judgment or order) from the entry thereof; or

(h)a Change in Control shall have occurred and shall be continuing for at least thirty (30) consecutive days; or

(i)the average of the Delinquency Ratios for any three (3) consecutive Settlement Periods shall exceed the Delinquency Ratio Trigger; or

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(j)the annualized average of the Credit Loss Ratios for any three (3) consecutive Settlement Periods shall exceed the Credit Loss Ratio Trigger; or

(k)the Residual Value Loss Ratio, as of any Statistically Significant RVLR Calculation Date, shall be greater than the Residual Value Loss Ratio Trigger; or

(l)on any Payment Date, the Loan Balance, after giving effect to all increases and decreases in the Loan Balance on such Payment Date, shall exceed the Maximum Loan Balance for such Payment Date and such condition shall continue for three (3) Business Days; or

(m)the outstanding balance of the Reserve Account shall be less than the Required Reserve Account Balance and such condition shall continue for three (3) Business Days; or

(n)a Responsible Officer of the Borrower shall become aware of any breach any of the covenants in Section 6.01(n) relating to Interest Rate Hedges or the Borrower shall have been given written notice of any such breach by a Lender Party; or

(o)the Administrative Agent shall have delivered a Warehouse SUBI Servicer Termination Notice to the Servicer pursuant to Section 5.1 of the Warehouse SUBI Servicing Agreement and no successor Servicer (including the Back-Up Servicer) shall have been appointed to replace the Servicer under the Warehouse SUBI Servicing Agreement within 45 days (or such later date specified in writing by the Group Agents in their sole and absolute discretion) after the date on which such Warehouse SUBI Servicer Termination Notice is delivered; or

(p)the Borrower or the Trust shall become an “investment company” within the meaning of the Investment Company Act or a “covered fund” under the Volcker Rule.

SECTION 8.02   Remedies Upon the Occurrence of an Event of Default.

(a)If an Event of Default has occurred and has not been waived, the Administrative Agent shall, at the request, or may with the consent, of the Group Agents, by notice to the Borrower (a “Notice of Termination”), declare all of the Secured Obligations to be immediately due and payable (except that, in the case of any event described in Section 8.01(f), all of the Secured Obligations shall automatically become immediately due and payable) and the Facility Limit and Commitments shall be terminated without presentment, demand, protest or notice of any kind (except as expressly required in this Section 8.02), all of which are hereby expressly waived by the Borrower.  On and after the occurrence of an Event of Default that has not been waived, the Lenders shall fund no further Loan Increases.  In addition, (i) following the occurrence of an Event of Default, the Administrative Agent shall, at the request, or may with the consent, of the Group Agents, terminate TFL or any Affiliate thereof as Servicer pursuant to Section 4.1 of the Warehouse SUBI Servicing Agreement (but may, at the Administrative Agent’s option, retain the services of [***] as subservicer), and (ii) following the occurrence of an Event of Default (and in no event before the occurrence of an Event of Default), the Administrative Agent shall, at the request, or may with the consent, of the Group Agents, exercise its rights and remedies under the Control Agreements relating to the Reserve Account and the Warehouse SUBI Collection Account and as otherwise contemplated herein.  In addition, following the occurrence of an Event of Default, the Loan Balance shall accrue interest at the Default Rate in accordance with Section 2.02.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(b)In addition to all rights and remedies under this Agreement or otherwise, the Administrative Agent shall have all other rights and remedies provided under the Relevant UCC and under other applicable laws, which rights shall be cumulative.  Without limiting the generality of the foregoing, if an Event of Default has occurred and has not been waived, the Administrative Agent may, with prior written consent from each Group Agent, and shall, at the written direction of each Group Agent, sell the Collateral or any part thereof in any commercially reasonable manner at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory.  The Borrower will execute and deliver such documents and take such other action as the Administrative Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with applicable law.  Upon any such sale, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.  Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.  The Administrative Agent, instead of exercising the power of sale herein conferred upon it, shall, at the direction, or may with the consent, of the Group Agents proceed by a suit or suits at law or in equity to foreclose the security interests in the Collateral and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

(c)In furtherance of the rights, powers and remedies of the Administrative Agent, the Borrower hereby irrevocably appoints the Administrative Agent as its true and lawful attorney, with full power of substitution, in the name of the Borrower, or otherwise, for the sole use and benefit of the Administrative Agent (for the further benefit of the Secured Parties), but at the Borrower’s expense, to the extent permitted by law to exercise, at any time and from time to time if an Event of Default has occurred and has not been waived, all or any of the following powers with respect to all or any of the Collateral:

(i)to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

(ii)to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

(iii)to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

(iv)to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Administrative Agent shall give the Borrower at least ten (10) days prior written notice of the time and place of any public sale or the time after which any private sale or other intended disposition of any of the Collateral is to be made.  The Borrower agrees that such notice constitutes “reasonable authenticated notification” within the meaning of Section 9-611(b) of the UCC (or other section of similar content of the Relevant UCC).

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(d)Notwithstanding anything to the contrary contained in this Agreement, if at any time the rights, powers and privileges of the Administrative Agent following the occurrence of an Event of Default conflict (or are inconsistent) with the rights and obligations of the Servicer, the rights, powers and privileges of the Administrative Agent shall supersede the rights and obligations of the Servicer to the extent of such conflict (or inconsistency), with the express intent of maximizing the rights, powers and privileges of the Administrative Agent following the occurrence of an Event of Default.

(e)The Administrative Agent agrees with the Borrower, with respect to any Control Agreement and the related deposit or securities account, that the Administrative Agent will not deliver a “Notice of Exclusive Control” or “Access Termination Notice” (as defined in such Control Agreement) to the applicable securities intermediary or account bank except after an Event of Default has occurred that has not been waived.

(f)The parties hereto acknowledge that this Agreement is, and is intended to be, a contract to extend financial accommodations to the Borrower within the meaning of Section 365(e)(2)(B) of the Bankruptcy Code (or any amended or successor provision thereof or any amended or successor code).

ARTICLE IX

THE ADMINISTRATIVE AGENT

SECTION 9.01  Authorization and Action.  Each Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto.  Effective as of the Amendment No. 1 Effective Date, the Borrower hereby appoints Deutsche Bank Trust Company Americas, acting through its office at 60 Wall Street, New York, New York 10005, as the registrar and paying agent in respect of the Loans (together with any successor or successors as such registrar and paying agent qualified and appointed in accordance with this Article IX, the “Paying Agent”), upon the terms and subject to the conditions set forth herein, and Deutsche Bank Trust Company Americas hereby accepts such appointment. The Paying Agent shall have the powers and authority granted to and conferred upon it herein, and such further powers and authority to act on behalf of the Borrower as the Borrower and the Paying Agent may hereafter mutually agree in writing.  Neither the Administrative Agent nor the Paying Agent shall have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against the Administrative Agent or the Paying Agent.  The Administrative Agent and the Paying Agent do not assume, nor shall either of them be deemed to have assumed, any obligation to, or relationship of trust or agency with, Tesla, Inc., TFL, TBM or any Tesla Party, the Conduit Lenders, the Committed Lenders or the Group Agents, except for any obligations expressly set forth herein; provided that all funds held by the Paying Agent for payment of principal of or interest (and any additional amounts) on the Loans shall be held in trust by the Paying Agent, and applied as set forth herein.  Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall the Administrative Agent or the Paying Agent ever be required to take any action which exposes the Administrative Agent or the Paying Agent, respectively, to personal liability or which is contrary to any provision of any Transaction Document or applicable law.  Upon receiving a notice, report, statement, document or other communication from the Borrower or the Servicer pursuant to Section 2.01(d)(i), Section 2.01(d)(iii), Section 2.08, Section 6.03(a), Section 6.03(c) or Section 7.02(c), the Administrative Agent shall promptly deliver to each Group Agent a copy of such notice, report, statement, document or communication. The Administrative Agent shall at all times also be the TFL Administrative Agent. The Paying Agent shall at all times also be the TFL Paying Agent. The Paying Agent shall

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Borrower or the Lenders, unless such Borrower or Lender shall have offered to the Paying Agent security or indemnity reasonably satisfactory to the Paying Agent against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.  The Paying Agent shall not be responsible for, and makes no representation as to the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any documents or other instruments, or for the creation, perfection, filing, priority, sufficiency or protection of any liens securing the Loans.  The Paying Agent shall incur no liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Paying Agent (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

SECTION 9.02  Administrative Agent’s and Paying Agent’s Reliance, Etc.  Neither the Administrative Agent nor the Paying Agent or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent or as Paying Agent under or in connection with this Agreement (including the Administrative Agent’s servicing, administering or collecting Warehouse SUBI Assets in the event it replaces the Servicer in such capacity pursuant to Article VII), in the absence of its or their own gross negligence or willful misconduct.  Without limiting the generality of the foregoing, each of the Administrative Agent and Paying Agent: (a) may consult with legal counsel (including counsel for a Group Agent, the Borrower or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Group Agent or Lender (whether written or oral) and shall not be responsible to any Group Agent or Lender for any statements, warranties or representations (whether written or oral) made by any other party in or in connection with this Agreement; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of any Tesla Party, TBM, TFL or Tesla, Inc. or to inspect the property (including the books and records) of any Tesla Party, TBM, TFL or Tesla, Inc.; (d) shall not be responsible to any Group Agent or Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (e) shall be entitled to rely, and shall be fully protected in so relying, upon any notice, consent, certificate, report, Settlement Statement, information, direction or other instrument or writing (which may be by telecopier or electronic mail) signed by an authorized signatory of the Borrower, TFL, the Administrative Agent, any Group Agent or any Lender, respectively (each, an “Authorized Signatory”) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 9.03  Administrative Agent and Paying Agent and Their Affiliates.  With respect to any Loan or interests therein owned by any Lender that is also the Administrative Agent or also the Paying Agent, such Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent.  The Administrative Agent, the Paying Agent and any of their respective Affiliates may generally engage in any kind of business with Tesla, Inc., TFL, TBM and each Tesla Party, any of their respective Affiliates and any Person who may do business with or own securities of Tesla. Inc., TFL, TBM or any Tesla Party or any of their respective Affiliates, all as if the Administrative Agent were not the Administrative Agent and as if the Paying Agent were not the Paying Agent hereunder and without any duty to account therefor to any other Secured Party.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SECTION 9.04  Indemnification of Administrative Agent and Paying Agent.  Each Committed Lender agrees to indemnify the Administrative Agent and the Paying Agent (to the extent not reimbursed by the Tesla Parties), ratably according to the respective Percentage of such Committed Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent or the Paying Agent, as applicable, in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by the Administrative Agent or the Paying Agent under this Agreement or any other Transaction Document, including, without limitation, any claim commenced by the Administrative Agent or the Paying Agent to enforce such indemnification obligation and any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement of any kind incurred by the Administrative Agent or the Paying Agent, as applicable, in connection with taking action or omitting to take any action at the direction of any Group Agent or Lender; provided that no Committed Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or the Paying Agent’s gross negligence or willful misconduct.  The obligations under this Section shall survive the termination of this Agreement and the resignation or removal of the Administrative Agent or Paying Agent, as applicable.

SECTION 9.05  Delegation of Duties.  Each of the Administrative Agent and the Paying Agent may execute any of their respective duties through agents or attorneys-in-fact and shall each be entitled to advice of counsel concerning all matters pertaining to such duties.  Neither the Administrative Agent nor the Paying Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 9.06  Action or Inaction by Administrative Agent or Paying Agent. Each of the Administrative Agent and the Paying Agent shall in all cases be fully justified in failing or refusing to take action under any Transaction Document unless it shall first receive such advice or concurrence of the Group Agents and assurance of its indemnification by the Committed Lenders, as it deems appropriate.  Each of the Administrative Agent and the Paying Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or at the direction of the Group Agents and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and the Group Agents.

SECTION 9.07  Notice of Certain Information or Events of Default; Action by Administrative Agent or Paying Agent.  Neither the Administrative Agent nor the Paying Agent shall be deemed to have knowledge or notice of any fact, claim or demand or the occurrence of any Servicer Default, Default or Event of Default unless the Administrative Agent or a Reponsible Officer of the Paying Agent has received notice from any Group Agent, Lender or the Borrower of such fact, claim or demand or stating that a Servicer Default, Default or Event of Default has occurred hereunder and describing such Servicer Default, Default or Event of Default.  If the Administrative Agent or a Responsible Officer of the Paying Agent receives such a notice, either shall promptly give notice thereof to each Group Agent, whereupon each Group Agent shall promptly give notice thereof to its respective Conduit Lender(s) and Related Committed Lenders.  The Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, concerning a Servicer Default, Default or Event of Default or any other matter hereunder as the Administrative Agent deems advisable and in the best interests of the Secured Parties.  Any other provision of this Agreement to the contrary notwithstanding, the Paying Agent shall have no notice of and shall not be bound by the terms and conditions of any other document or agreement unless the Paying Agent is a signatory party to such document or agreement.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SECTION 9.08  Non-Reliance on Administrative Agent, Paying Agent and Other Parties.  Each Group Agent and Lender expressly acknowledges that neither the Administrative Agent nor the Paying Agent or any of their respective directors, officers, agents or employees has made any representations or warranties to it and that no act by the Administrative Agent or the Paying Agent hereafter taken, including any review of the affairs of Tesla, Inc., TFL, TBM and the Tesla Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Paying Agent.  Each Lender represents and warrants to each of the Administrative Agent and the Paying Agent that, independently and without reliance upon either the Administrative Agent, the Paying Agent or any Group Agent or any other Lender and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Tesla, Inc., TFL, TBM and each Tesla Party and the Warehouse SUBI Assets and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document.  Except for items expressly required to be delivered under any Transaction Document by either the Administrative Agent or the Paying Agent, as applicable, to any Group Agent or Lender, neither the Administrative Agent nor the Paying Agent shall have any duty or responsibility to provide any Group Agent or Lender with any information concerning Tesla, Inc., TFL, TBM and the Tesla Parties or any of their Affiliates that comes into the possession of the Administrative Agent, the Paying Agent or any of their respective directors, officers, agents, employees, attorneys-in-fact or Affiliates.

SECTION 9.09  Compensation. Each of the Administrative Agent and the Paying Agent shall be entitled to the compensation to be agreed upon with the Borrower in writing, as may be amended from time to time as the parties hereto may agree, for all services rendered by it, and the Borrower agrees promptly to pay such compensation and to reimburse the Administrative Agent and the Paying Agent for out-of-pocket expenses (including legal fees and expenses) incurred by it in connection with the services rendered by it hereunder, as and to the extent agreed upon with the Borrower and subject to the terms of this Agreement, including Section 2.04 . The obligations of the Borrower under this Section 9.09 shall survive the payment of the Loans and the resignation or removal of either the Administrative Agent or the Paying Agent and the termination of this Agreement.

SECTION 9.10 Authorized Signatory. Except as otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Borrower, TFL, the Administrative Agent, any Group Agent or any Lender made or given under any provision of this Agreement, shall be sufficient if signed by an Authorized Signatory.  From time to time the Borrower and TFL will furnish the Paying Agent with a certificate as to the incumbency and specimen signatures of persons who are then Authorized Signatories.  Until the Paying Agent receives a subsequent certificate from the Borrower or TFL, the Paying Agent shall be entitled to conclusively rely on the last such certificate delivered to them for purposes of determining the Authorized Signatories.

SECTION 9.11  Successor Administrative Agent or Paying Agent.

(a)Resignation of Administrative Agent

(i)The Administrative Agent may, upon at least thirty (30) days’ notice to the Borrower, the Servicer and each Group Agent, resign as Administrative Agent; provided it also resigns as TFL Administrative Agent.  Except as provided below, such resignation shall not become effective until a successor Administrative Agent is appointed by the Group Agents as a successor Administrative Agent, as a successor TFL Administrative Agent and has accepted such appointment.  If no successor Administrative Agent shall have been so appointed

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

by the Group Agents, within thirty (30) days after the departing Administrative Agent’s giving of notice of resignation, the departing Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent.  If no successor Administrative Agent shall have been so appointed by the Group Agents within sixty (60) days after the departing Administrative Agent’s giving of notice of resignation, the departing Administrative Agent may, on behalf of the Group Agents, petition a court of competent jurisdiction to appoint a successor Administrative Agent, which successor Administrative Agent shall be either (i) a commercial bank having a combined capital and surplus of at least $250,000,000 and short-term debt ratings of at least “A-1” from S&P and “P-1” from Moody’s or (ii) an Affiliate of such an institution, and in either case shall also be the TFL Administrative Agent.

(b)Resignation or Removal of Paying Agent

(i)The Paying Agent may at any time resign by giving written notice of its resignation to the Borrower, the Administrative Agent and the Group Agents specifying the date on which its resignation shall become effective, subject to the conditions set forth below; provided that such date shall be at least 30 days after the receipt of such notice by the Borrower, the Administrative Agent and the Group Agents unless such parties agree in writing to accept shorter notice.   The Borrower may, at any time and for any reason with the written consent of the Administrative Agent and upon at least 30 days written notice to that effect (provided that no such notice shall expire less than 15 days before or 15 days after any Payment Date) remove the Paying Agent and appoint a successor Paying Agent by written instrument in duplicate signed on behalf of the Borrower, one copy of which shall be delivered to the Paying Agent being removed and one copy to the successor Paying Agent.  Upon resignation or removal, the Paying Agent shall be entitled to the payment by the Borrower of its compensation for the services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses (including reasonable legal fees and expenses) incurred in connection with the services rendered by it hereunder, as and to the extent agreed upon with the Borrower.

(ii)In case at any time the Paying Agent shall resign, or shall be removed, or shall become incapable of acting, or be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor to the Paying Agent shall be appointed by the Borrower by an instrument in writing that is consented to in writing by the Administrative Agent (which consent shall not be unreasonably withheld or delayed).  Upon the appointment as aforesaid of a successor to the Paying Agent and acceptance by it of such appointment, the Paying Agent so superseded shall cease to be Paying Agent hereunder.  If, after 90 days from the resignation or removal of the Paying Agent, no successor to such Paying Agent shall have been so appointed, or if so appointed, shall not have accepted appointment as hereinafter provided, any Lender or Group Agent, or such Paying Agent (at the expense of the Borrower) may petition any court of competent jurisdiction for the appointment of a successor to such Paying Agent.

(iii)Any corporation or bank into which the Paying Agent may be merged or converted, or with which the Paying Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Paying Agent shall be a party, or any corporation or bank to which the Paying Agent shall sell or otherwise transfer all or substantially all of its assets and business, or any corporation or bank

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

succeeding to the corporate trust business of the Paying Agent shall be the successor to the Paying Agent hereunder, without the execution or filing of any document or any further act on the part of the parties hereto.

(iv)Any successor Paying Agent hereunder, if other than the Borrower, shall be a bank or trust company organized and doing business under the laws of the United States of America or of the State of New York, in good standing, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of US $250,000,000, and in either case shall also be the TFL Paying Agent.

(c)Successor Requirements and Responsibilities.

(i)The Borrower and any Administrative Agent or Paying Agent that resigns or is terminated pursuant to clause (a) or clause (b) above shall cooperate with the applicable successor Administrative Agent or successor Paying Agent, as applicable, and shall use commercially reasonable efforts, in each case, to facilitate the appointment of such successor as the Administrative Agent or the Paying Agent hereunder (including by entering into such amendments to the Control Agreements and other Transaction Documents and authorizing the filing of amendments to financing statements, in each case, as are reasonably requested by the successor Administrative Agent or the successor Paying Agent to reflect such succession).

(ii)Upon such acceptance of its appointment as Administrative Agent or Paying Agent hereunder by a successor Administrative Agent or successor Paying Agent, as applicable, such successor Administrative Agent or successor Paying Agent shall succeed to and become vested with all the rights and duties of the resigning or terminated Administrative Agent or Paying Agent, as applicable, and the resigning or terminated Administrative Agent or resigning or termination Paying Agent shall be discharged from its duties and obligations under the Transaction Documents.  After the resignation or termination of the Administrative Agent or the Paying Agent under this Section 9.11, the provisions of Article XI and this Article IX shall (i) inure to its benefit as to any actions taken or omitted to be taken by it while it was either the Administrative Agent or the Paying Agent, respectively and (ii) survive with respect to any indemnification claim it may have relating to this Agreement, notwithstanding such resignation or removal or termination of this Agreement.

ARTICLE X

THE GROUP AGENTS

SECTION 10.01  Authorization and Action.  Each Lender that belongs to a Group hereby appoints and authorizes the Group Agent for such Group to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Group Agent by the terms hereof, together with such powers as are reasonably incidental thereto.  No Group Agent shall have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against any Group Agent.  No Group Agent assumes, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with Tesla, Inc., TFL, TBM, any Tesla Party or any Lender except for any obligations expressly set forth herein.  Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall any Group Agent ever be required to take any action which exposes such Group Agent to personal liability or which is contrary to any provision of any Transaction Document or applicable law.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SECTION 10.02  Group Agent’s Reliance, Etc.  No Group Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as a Group Agent under or in connection with this Agreement or the other Transaction Documents in the absence of its or their own gross negligence or willful misconduct.  Without limiting the generality of the foregoing, a Group Agent: (a) may consult with legal counsel (including counsel for the Administrative Agent, the Borrower or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Lender (whether written or oral) and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made by any other party in or in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of Tesla, Inc., TFL, TBM, any Tesla Party or any other Person or to inspect the property (including the books and records) of Tesla, Inc., TFL, TBM or any Tesla Party; (d) shall not be responsible to any Committed Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Transaction Documents or any other instrument or document furnished pursuant hereto; and (e) shall be entitled to rely, and shall be fully protected in so relying, upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telecopier or telex) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 10.03  Group Agent and Affiliates.  With respect to any Loan or interests therein owned by any Lender that is also a Group Agent, such Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not a Group Agent.  A Group Agent and any of its Affiliates may generally engage in any kind of business with Tesla, Inc., TFL, TBM, any Tesla Party, any of their respective Affiliates and any Person who may do business with or own securities of Tesla, Inc., TFL, TBM, any Tesla Party or any of their respective Affiliates, all as if such Group Agent were not a Group Agent hereunder and without any duty to account therefor to any other Secured Party.

SECTION 10.04  Indemnification of Group Agents.  Each Committed Lender in any Group agrees to indemnify the Group Agent for such Group (to the extent not reimbursed by the Tesla Parties), ratably according to the proportion of the Percentage of such Committed Lender to the aggregate Percentages of all Committed Lenders in such Group, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Group Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by such Group Agent under this Agreement or any other Transaction Document; provided that no Committed Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Group Agent’s gross negligence or willful misconduct.

SECTION 10.05  Delegation of Duties.  Each Group Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  No Group Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 10.06  Action or Inaction by Group Agent.  Each Group Agent shall in all cases be fully justified in failing or refusing to take action under any Transaction Document unless it shall first receive such

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

advice or concurrence of the Conduit Lenders and Committed Lenders in its Group and assurance of its indemnification by the Committed Lenders in its Group, as it deems appropriate.  Each Group Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or at the direction of the Committed Lenders in its Group representing a majority of the Commitments in such Group, and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all Conduit Lenders and Committed Lenders in its Group.

SECTION 10.07  Notice of Events of Default.  No Group Agent shall be deemed to have knowledge or notice of the occurrence of any Servicer Default, Default or Event of Default unless such Group Agent has received notice from the Administrative Agent, any other Group Agent, any Lender, the Servicer or the Borrower stating that a Servicer Default, Default or Event of Default has occurred hereunder and describing such Servicer Default, Default or Event of Default.  If a Group Agent receives such a notice, it shall promptly give notice thereof to the Lenders in its Group and to the Administrative Agent (but only if such notice received by such Group Agent was not sent by the Administrative Agent).  A Group Agent may take such action concerning a Servicer Default, Default or Event of Default as may be directed by Committed Lenders in its Group representing a majority of the Commitments in such Group (subject to the other provisions of this Article X), but until such Group Agent receives such directions, such Group Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as such Group Agent deems advisable and in the best interests of the Conduit Lenders and Committed Lenders in its Group.

SECTION 10.08  Non-Reliance on Group Agent and Other Parties.  Except to the extent otherwise agreed to in writing between a Lender and its Group Agent, each Lender expressly acknowledges that neither the Group Agent for its Group nor any of such Group Agent’s directors, officers, agents or employees has made any representations or warranties to it and that no act by such Group Agent hereafter taken, including any review of the affairs of the Tesla Parties, shall be deemed to constitute any representation or warranty by such Group Agent.  Each Lender represents and warrants to the Group Agent for its Group that, independently and without reliance upon such Group Agent, any other Group Agent, the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Tesla Parties and the Warehouse SUBI Assets and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document.  Except for items expressly required to be delivered under any Transaction Document by a Group Agent to any Lender in its Group, no Group Agent shall have any duty or responsibility to provide any Lender in its Group with any information concerning the Tesla Parties or any of their Affiliates that comes into the possession of such Group Agent or any of its directors, officers, agents, employees, attorneys-in-fact or Affiliates.

SECTION 10.09  Successor Group Agent.  Any Group Agent may, upon at least thirty (30) days’ notice to the Administrative Agent, the Borrower, the Servicer and the Lenders in its Group, resign as Group Agent for its Group.  Such resignation shall not become effective until a successor Group Agent is appointed in the manner prescribed by the relevant Liquidity Agreement (if any) or, in the absence of any provisions in such Liquidity Agreement providing for the appointment of a successor Group Agent, until a successor Group Agent is appointed by the Conduit Lender(s) in such Group (with the consent of Committed Lenders representing a majority of the Commitments in such Group) and such successor Group Agent has accepted such appointment.  If no successor Group Agent shall have been so appointed within thirty (30) days after the departing Group Agent’s giving of notice of resignation, then the departing Group Agent may, on behalf of the Lenders in its Group, appoint a successor Group Agent for such Group, which successor Group Agent shall have short-term

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

debt ratings of at least “A-1” from S&P and “P-1” from Moody’s and shall be either a commercial bank having a combined capital and surplus of at least $250,000,000 or an Affiliate of such an institution.  Upon such acceptance of its appointment as Group Agent for such Group hereunder by a successor Group Agent, such successor Group Agent shall succeed to and become vested with all the rights and duties of the resigning Group Agent, and the resigning Group Agent shall be discharged from its duties and obligations under the Transaction Documents.  After any resigning Group Agent’s resignation hereunder, the provisions of Article XI and this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Group Agent. Each Group Agent shall also act in the same role as a group agent under the TFL Warehouse Agreement.

SECTION 10.10  Reliance on Group Agent.  Unless otherwise advised in writing by a Group Agent or by any Lender in such Group Agent’s Group, each party to this Agreement may assume that (i) such Group Agent is acting for the benefit and on behalf of each of the Lenders in its Group, as well as for the benefit of each assignee or other transferee from any such Person, and (ii) each action taken by such Group Agent has been duly authorized and approved by all necessary action on the part of the Lenders in its Group.

ARTICLE XI

INDEMNIFICATION

SECTION 11.01  Indemnification.  (a) Without limiting any other rights that any Lender Party may have hereunder or under applicable law, the Borrower hereby agrees to indemnify each Indemnified Party from and against any and all damages, losses, claims, liabilities, documented and reasonable costs and expenses (other than any damages, losses, claims, liabilities, costs and expenses in respect of taxes, which shall be governed by Section 11.02), including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement, the other Transaction Documents or the ownership of the Loans, or their respective interests in the Collateral, excluding, however, Indemnified Amounts to the extent resulting from the fraud, bad faith, gross negligence or willful misconduct on the part of the applicable Indemnified Party.  Without limiting the generality of the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i)reliance on any representation or warranty made by the Borrower (or any officers of the Borrower) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by the Borrower pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

(ii)the failure by the Borrower to comply in all material respects with any applicable law, rule or regulation with respect to any Lease or any portion thereof, or the nonconformity of any Lease, or any portion thereof, with any such applicable law, rule or regulation;

(iii)the failure to vest and maintain vested in the Administrative Agent, a first priority perfected security interest in the Collateral free and clear of any Adverse Claim;

(iv)the failure to file, or delay in filing, financing statements or other similar instruments or documents under the Relevant UCC or other applicable laws with respect to any portion of the Collateral or the Warehouse SUBI Leases;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(v)any dispute, claim, offset or defense of a Lessee (other than discharge in bankruptcy of a Lessee or arising from the financial inability of a Lessee to pay) to the payment of any Lease (including a defense based on the related Lease not being a legal, valid and binding obligation of such Lessee enforceable against it in accordance with its terms), or any other claim resulting from the lease of a Leased Vehicle or furnishing of services related to such Leases or Leased Vehicles, or the failure to furnish such services;

(vi)any failure of the Borrower to perform its respective duties or obligations in accordance with the provisions of this Agreement or the other Transaction Documents;

(vii)any products liability claim or personal injury or property damage suit arising out of or in connection with Leased Vehicles or services that are the subject of any Leases or Leased Vehicles;

(viii)the commingling of Collections; or

(ix)any litigation, proceeding or investigation (a) before any Governmental Authority in respect of any Warehouse SUBI Lease or Warehouse SUBI Leased Vehicle (1) that is not commenced by such Indemnified Party or (2) if commenced by an Indemnified Party, in which such Indemnified Party is the prevailing party; or (b) relating to or arising from the Transaction Documents, the transactions contemplated hereby and thereby, the use of proceeds of the Loans by the Borrower or any other investigation, litigation or proceeding relating to the Borrower in which any Indemnified Person becomes involved as a result of any of the transactions contemplated by the Transaction Documents, excluding, however, in each case, Indemnified Amounts to the extent resulting from the fraud, bad faith, gross negligence or willful misconduct on the part of the applicable Indemnified Party.

(b)Promptly upon receipt by an Indemnified Party under this Section 11.01 of notice of the commencement of any suit, action, claim, proceeding or governmental investigation against such Indemnified Party, such Indemnified Party shall, if a claim in respect thereof is to be made against the Borrower under this Section, promptly notify the Borrower in writing of the commencement. Such Indemnified Party’s failure or delay to so promptly notify the Borrower shall not limit the obligations of the Borrower to such Indemnified Party in respect of such claim except to the extent the Borrower is actually prejudiced in its defense of such claim by such failure or delay.  The Borrower may participate in and assume the defense of any such suit, action, claim, proceeding or investigation at its expense, and no settlement thereof shall be made without the approval of the Borrower and such Indemnified Party.  The approval of the Borrower shall not be unreasonably withheld or delayed.  After notice from the Borrower to such Indemnified Party of its intention to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and so long as the Borrower so assumes the defense thereof in a manner reasonably satisfactory to such Indemnified Party, the Borrower shall not be liable for any legal expenses of counsel for such Indemnified Party unless there shall be a conflict between the interests of the Borrower and such Indemnified Party, in which case such Indemnified Party shall have the right to employ counsel to represent it at the Borrower’s expense.  If the Borrower shall have made any indemnity payments pursuant to this Section 11.01 and such Indemnified Party thereafter collects any of such amounts from others, such Indemnified Party shall promptly repay such amounts to the Borrower, without interest (except to the extent interest is received by such Indemnified Party).

The obligations under this Section shall survive the termination of this Agreement and the resignation or removal of the Administrative Agent or Paying Agent, as applicable.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SECTION 11.02  Tax Indemnification.

(a)Any and all payments by or on account of any obligation of the Borrower hereunder shall be made without deduction or withholding for any Taxes, except as required by applicable law.  If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)The Borrower shall indemnify each Recipient and the Paying Agent, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or the Paying Agent, as applicable, or required to be withheld or deducted from a payment to such Recipient or the Paying Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of another Lender Party, shall be conclusive absent manifest error.

(d)Each Lender shall severally indemnify the Administrative Agent and the Paying Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent or the Paying Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.10(h) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or the Paying Agent in connection with this Agreement, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent and the Paying Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or otherwise payable by the Administrative Agent or the Paying Agent to the Lender from any other source against any amount due to the Administrative Agent or the Paying Agent under this paragraph (d).

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(e)As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 11.02, the Borrower shall deliver to the Administrative Agent or the Paying Agent, as applicable, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent or the Paying Agent.

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made hereunder shall deliver to the Servicer, the Borrower, the Paying Agent and the Administrative Agent, at the time or times reasonably requested by the Servicer, the Borrower, the Paying Agent or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Servicer, the Borrower, the Paying Agent or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Servicer, the Borrower, the Paying Agent or the Administrative Agent, shall deliver such documentation prescribed by applicable law or reasonably requested by the Borrower, the Paying Agent or the Administrative Agent as will enable the Servicer, the Borrower, the Paying Agent or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 11.02(f)(ii)(A), (ii)(B), and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)Without limiting the generality of the foregoing:

(A)any Lender that is a U.S. Person shall deliver to the Servicer, the Borrower, the Paying Agent and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Servicer, the Borrower, the Paying Agent or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax.

(B)Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Servicer, the Borrower, the Paying Agent or the Administrative Agent), whichever of the following is applicable:

(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest hereunder, executed originals of IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments hereunder, IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(2)executed originals of IRS Form W-8ECI; or

(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code and (y) executed originals of IRS Form W-8BEN-E.

(C)Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower, the Paying Agent or the Administrative Agent to determine the withholding or deduction required to be made.

(D)If a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Recipient shall deliver to the Borrower, the Paying Agent and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower, the Paying Agent or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower, the Paying Agent or the Administrative Agent as may be necessary for the Borrower, the Paying Agent and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Any Administrative Agent or Group Agent that is a U.S. Person shall deliver to the Borrower and the Servicer executed originals of IRS Form W-9 certifying that such Person is exempt from U.S. federal backup withholding tax (in each case, if such form was not provided pursuant to Section 11.02(f)(ii)(A) above).  Any Administrative Agent or Group Agent that is not a U.S. Person shall deliver to the Borrower and the Servicer (and in the case of a Group Agent, to the Administrative Agent) two duly completed executed originals of Form W-8IMY certifying that it is a “U.S. branch” and that the payments it receives for the account of others hereunder are not effectively connected with the conduct of its trade or business in the United States and that such Form W-8IMY evidences its agreement with the Borrower to be treated as a “United States person” with respect to such payments (in each case, pursuant to Treasury Regulation section 1.1441-1T(b)(2)(iv)).

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

SECTION 11.03  Additional Costs.

(a)The Borrower shall pay to each Indemnified Party from time to time as specified in Section 11.04, such amounts reasonably necessary to compensate it for any increase in costs which are attributable to its funding a Loan or being committed to fund the same under this Agreement, or any reduction in any amount receivable by such Indemnified Party hereunder, under a Loan in respect of any such purchase or funding obligation (such increases in costs, payments and reductions in amounts receivable being herein called “Additional Costs”) resulting from any Regulatory Requirement and which (i) imposes any tax on, or changes the method or basis of taxation of, any amounts payable to such Lender under this Agreement in respect of any such purchase or funding (in each case) excluding (x) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, (y) Connection Income Taxes, and (z) Indemnified Taxes, (ii) imposes or modifies any reserve, special deposit, deposit insurance or assessment, capital or similar requirements relating to any extensions of credit or other assets of, or any deposits with or credit extended by such Indemnified Party or (iii) imposes any other condition affecting this Agreement (or any of such extensions of credit or liabilities); provided that the Borrower shall not be required to compensate an Indemnified Party pursuant to this Section 11.03 for any increased costs incurred or reductions suffered more than twelve (12) months prior to the date that such Indemnified Party notifies the Borrower of the Regulatory Requirement giving rise to such increased costs or reductions, and of such Indemnified Party’s intention to claim compensation therefor (except that, if the Regulatory Requirement giving rise to such increased costs or reductions is retroactive, then the twelve-month period referred to above shall be extended to include the period of retroactive effect thereof). Each of the Borrower and the Servicer acknowledges that any Indemnified Party may implement, as an internal institutional matter, measures in anticipation of a final or proposed Regulatory Requirement (including, without limitation, the imposition of internal charges on such Indemnified Party’s interest or obligations under this Agreement) and may commence recognizing the incurrence of charges by and seeking compensation under this Section 11.03(a) in connection with such measures, in advance of the effective date of such final or proposed Regulatory Requirement, and each of the Borrower and the Servicer agrees that such charges or compensation shall be payable, but only to the extent funds are then or thereafter become available therefor pursuant to Section 2.04(c) of this Agreement following demand therefor without regard to whether such proposed Regulatory Requirement has been adopted or whether such effective date has occurred.

(b)If any Indemnified Party has or anticipates having any claim for Additional Costs from the Borrower pursuant to Section 11.03(a), and such Indemnified Party believes that having the facility evidenced by this Agreement publicly rated by a credit rating agency would reduce the amount of such Additional Costs (such amount “Reduction Amount”) by an amount deemed by such Indemnified Party to be material, such Indemnified Party shall provide written notice to the Borrower and the Servicer (a “Ratings Request”) that such Indemnified Party intends to request public ratings of the facility from a credit rating agency selected by such Indemnified Party and reasonably acceptable to the Servicer (the “Facility Rating”).  The Borrower and TFL agree that they shall cooperate with such Indemnified Party’s efforts to obtain a Facility Rating within 60 days of such request, and shall provide the applicable credit rating agency (either directly or through distribution to the Administrative Agent or such Indemnified Party), any information requested by such credit rating agency for purposes of providing and monitoring the Facility Rating.  The Indemnified Party requesting the ratings shall pay the initial fees payable to the credit rating agency for providing the rating and all ongoing fees payable to the credit rating

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

agency to the extent not paid by the Borrower. The Borrower shall pay such ongoing fees payable to the credit rating agency for its continued monitoring of the rating up to the Reduction Amount.  Nothing in this Section 11.03(b) shall preclude any Indemnified Party from demanding compensation from the Borrower pursuant to Section 11.03(a) at any time and without regard to whether a Facility Rating shall have been obtained, or shall require any Indemnified Party to obtain any ratings on the facility prior to demanding any such compensation from the Borrower.  Any Facility Rating obtained pursuant to this Section 11.03(b) is exclusively for purposes of Section 11.03 and shall not amend or modify any other term or provision of this Agreement or any other Transaction Document.

SECTION 11.04  Procedures for Indemnification; Etc.

(a)Each Indemnified Party agrees to promptly notify the Borrower of (i) any event of which it has knowledge which will entitle such Person to compensation or indemnification from the Borrower, and (ii) any potential tax assessment of which it has knowledge by any tax authority for which the Borrower may be liable pursuant to Section 11.02(c) or 11.03. Such Indemnified Party’s failure or delay to so promptly notify the Borrower shall not limit the obligations of the Borrower to such Indemnified Party in respect of such claim except to the extent the Borrower is actually materially prejudiced in its defense of such claim by such failure or delay.  Any such notice claiming compensation or indemnification hereunder shall, if applicable, set forth in reasonable detail and in good faith the amount or amounts to be paid to such Indemnified Party hereunder and shall be conclusive in the absence of manifest error.  In determining such amount, such Indemnified Party may use any reasonable averaging and attribution methods.  The Borrower shall pay each claim for compensation for which it is liable under Section 11.02(c) or 11.03 on the first Payment Date which is at least ten (10) days after notice of such claim is given to the Borrower.

(b)Each Indemnified Party agrees that it will use reasonable efforts to mitigate, reduce or eliminate any claim for indemnity pursuant to Section 11.02 or 11.03 including, subject to applicable law, a change in the funding office of such Indemnified Party; provided, however, that nothing contained herein shall obligate such Indemnified Party to take any action that imposes on such Indemnified Party any material additional costs or any legal or regulatory burdens, nor which, in such Indemnified Party’s sole discretion, would have an adverse effect on its business, operations or financial condition.

(c)If any Indemnified Party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to Section 11.02 or Section 11.03, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under Section 11.02 or Section 11.03 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of such Indemnified Party, as the case may be, and without interest (other than any interest paid by the relevant Official Body with respect to such refund), provided that the Borrower, upon the request of such Indemnified Party, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Official Body) to such Indemnified Party in the event such Indemnified Party is required to repay such refund to such Official Body.  Notwithstanding anything to the contrary in this paragraph, in no event will any Indemnified Party be required to pay any amount to the Borrower pursuant to this paragraph the payment of which would place such Indemnified Party in a less favorable net after-Tax position than such Indemnified Party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This paragraph shall not be construed to require any Indemnified Party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SECTION 11.05  Other Costs and Expenses.  The Borrower shall pay on the first Payment Date which is at least ten (10) Business Days after demand therefor, all actual and reasonable documented costs and expenses of (i) the Lender Parties and the Paying Agent in connection with the administration or amendment of this Agreement, the other Transaction Documents and the other documents to be delivered hereunder, including reasonable and documented fees and out-of-pocket expenses of legal counsel for the Administrative Agent and the Paying Agent, and the actual and reasonable documented fees and expenses incurred by any Conduit Lender in connection with the transactions contemplated by this Agreement in obtaining reaffirmation by any Rating Agency of its rating of the commercial paper notes issued by such Conduit Lender and (ii) the Lender Parties and the Paying Agent in connection with obtaining advice as to its rights and remedies under this Agreement or any other Transaction Document or in connection with the enforcement hereof or thereof, including reasonable and documented counsel fees and expenses of each such Person in connection therewith.

ARTICLE XII

MISCELLANEOUS

SECTION 12.01  Term of Agreement.  This Agreement shall terminate following the Termination Date upon the earlier to occur of (i) the Payoff Date or (ii) the date on which all Leases have been collected and distributed to the Administrative Agent or written off by the Servicer as being uncollectible in accordance with its Credit and Collection Policy; provided, however, that (i) the indemnification and payment provisions of Article XI and (ii) the agreements set forth in Article XII shall be continuing and shall survive any termination of this Agreement.  For the avoidance of doubt, after termination of this Agreement, the Administrative Agent shall cease to have any read only access rights under the eVault Letter Agreement.  The provisions of Article IX shall survive the termination of this Agreement and the resignation or removal of the Administrative Agent or the Paying Agent.

SECTION 12.02  Waivers; Amendments.

(a)No failure on the part of the Group Agents, the Conduit Lenders, the Committed Lenders, the Paying Agent or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  No amendment or waiver of any provision of this Agreement or consent to any departure by the Borrower or TFL therefrom shall be effective unless in a writing signed by the Administrative Agent and the Required Group Agents (and, in the case of any amendment, also signed by the Borrower and, if applicable, TFL), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent that modifies any of the Supermajority Terms shall be effective unless in writing and signed by the Required Supermajority Group Agents; provided, further, however, that no such waiver, amendment, or consent shall, unless in writing and signed by the Group Agents for all the Lenders directly affected thereby (or by the Administrative Agent with the consent of the Group Agents for all the Lenders directly affected thereby), in addition to the Required Group Agents or Required Supermajority Group Agents, as the case may be, (or by the Administrative Agent with the consent of the Required Group Agents or Required Supermajority Group Agents, as the case may be) and Borrower and acknowledged by the Administrative Agent, do any of the following:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(i)increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02(a));

(ii)postpone or delay any date fixed for, or waive, any scheduled installment of principal or any payment of interest (other than a waiver of the imposition of the default interest margin pursuant to the terms of the Transaction Documents), fees or other amounts due to the Lenders (or any of them) under any other Transaction Document;

(iii)reduce the principal of, or the rate of interest specified herein (other than a waiver of the imposition of the default interest margin pursuant to the terms of the Transaction Documents), or of any fees or other amounts payable hereunder or under any other Transaction Document;

(iv)change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder;

(v)amend this Section 12.02 or the definition of “Required Group Agents” or the definition of “Supermajority Terms” or the definition of “Required Supermajority Group Agents” or any provision providing for consent or other action by all Lenders or amend the definition of “Commitment Percentage” or “Percentage;” or

(vi)discharge TFL or any Tesla Party from its respective payment Secured Obligations under the Transaction Documents, or release all or substantially all of the Collateral, except as otherwise may be provided in this Agreement or the other Transaction Documents;

it being agreed that all Lenders shall be deemed to be directly affected by an amendment or waiver of the type described in the preceding clauses (iv), (v) and (vi).

(b)No amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Required Group Agents or the Group Agents for all Lenders directly affected thereby, as the case may be (or by the Administrative Agent with the consent of the Required Group Agents or the Group Agents for all the Lenders directly affected thereby, as the case may be), affect the rights or duties of the Administrative Agent, under this Agreement or any other Transaction Document.  No amendment, waiver or consent shall, unless in writing and signed by the Paying Agent, affect the rights or duties of the Paying Agent, under this Agreement or any other Transaction Documents.  No amendment, modification or waiver of this Agreement or any Transaction Document altering the ratable treatment of Secured Obligations arising under Eligible Interest Rate Hedges resulting in such Secured Obligations being junior in right of payment to principal of the Loans or resulting in Secured Obligations owing to any Eligible Interest Rate Hedge Provider becoming unsecured (other than releases of Liens permitted in accordance with the terms hereof), in each case in a manner adverse to any Eligible Interest Rate Hedge Provider, shall be effective without the written consent of such Eligible Interest Rate Hedge Provider.

(c)No amendment or waiver which affects the rights of the Trustee Bank with respect to Section 2.04 shall be effective without, in each specific instance, the written approval of the Trustee Bank.

SECTION 12.03  No Implied Waiver; Cumulative Remedies.  No course of dealing and no delay or failure of any Lender Party in exercising any right, power or privilege under the Transaction Documents shall affect any other or future exercise thereof or the exercise of any other right, power or privilege; nor shall any

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege.  The rights and remedies of the Lender Parties under the Transaction Documents are cumulative and not exclusive of any rights or remedies that the Lender Parties may otherwise have.

SECTION 12.04  No Discharge.  The respective obligations of the Borrower and TFL under the Transaction Documents shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by (a) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of the Transaction Documents or applicable law, including any failure to set-off or release in whole or in part by any Lender Party of any balance of any deposit account or credit on its books in favor of the Borrower or TFL, as the case may be, or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof, or (b) any other act or thing or omission or delay to do any other act or thing that could operate as a discharge of the Borrower or TFL as a matter of law.

SECTION 12.05  Notices.  All notices, requests, demands, directions and other communications (collectively “notices”) under the provisions of this Agreement shall be in writing (including facsimile or electronic communication, if the recipient provides an e-mail address) unless otherwise expressly permitted hereunder and shall be sent by first-class mail, postage prepaid, electronic mail, prepaid courier, or by facsimile.  Any such properly given notice shall be effective when received.  All notices shall be sent to the applicable party at the addresses specified below or on Schedule 6 hereto, as applicable, or in accordance with the last unrevoked written direction from such party to the other parties hereto.

If to Borrower:	c/o Tesla, Inc. 3500 Deer Creek Road Palo Alto, CA 94304 Attention: General Counsel
With a copy to c/o Tesla, Inc. 6800 Dumbarton Circle Fremont, CA 94555 Attention: Legal, Finance
If to TFL:	c/o Tesla, Inc. 3500 Deer Creek Road Palo Alto, CA 94304 Attention: General Counsel With a copy to c/o Tesla, Inc. 6800 Dumbarton Circle Fremont, CA 94555 Attention: Legal, Finance

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

If to the Paying Agent:

Deutsche Bank Trust Company Americas

Global Securities Services (GSS)

100 Plaza One, 8th Floor

Mail stop: JCY03-0801

Jersey City, New Jersey 07311-3901

Tel: +1 (201) 593-8420

Fax: + (212) 553-2458

Email: Michele.hy.voon@db.com

If to the Administrative Agent:

Deutsche Bank AG, New York Branch

60 Wall Street, 5th Floor

New York, New York 10005

Tel: (212) 250-3001

Fax: (212) 797-5300

Attention: Katherine Bologna
Email: abs.conduits@db.com and katherine.bologna@db.com

SECTION 12.06  Governing Law; Submission to Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby.  Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  Nothing in this Section 12.06 shall affect the right of any party hereto to bring any action or proceeding against any other party or their respective properties in the courts of other jurisdictions.

SECTION 12.07  Integration.  This Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

SECTION 12.08  Counterparts; Severability.

(a)This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

(b)Any provisions of this Agreement that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SECTION 12.09  Set-Off.

(a)The Borrower hereby waives any right of setoff which it may have or to which it may be entitled against any Lender Party and their respective assets.

(b)In case an Event of Default shall occur and be continuing, each Lender Party, to the fullest extent permitted by law, shall have the right, in addition to all other rights and remedies available to it, without notice to the Borrower, as the case may be, to set-off against and to appropriate and apply to any amount owing by the Borrower hereunder which has become due and payable, any debt owing to, and any other funds held in any manner for the account of, the Borrower by such Lender Party, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise), now or hereafter maintained by the Borrower with such Lender Party (it being understood that no such set-off with respect to either the Borrower shall be applied to any amounts owing by the other such Person hereunder).  Such right shall exist whether or not such debt owing to, or funds held for the account of, the Borrower is or are matured other than by operation of this Section 12.09 and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to the Lender Parties.  Nothing in this Agreement shall be deemed a waiver or prohibition or restriction of any Lender Party’s rights of set-off or other rights under applicable law.

SECTION 12.10  Successors and Assigns.  (a)   Binding.  This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that neither the Borrower nor TFL may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Administrative Agent and each Group Agent.

(b)Assignment by Conduit Lender.  This Agreement and the rights of each Conduit Lender hereunder (including each Loan made by it hereunder) shall be assignable by such Conduit Lender and its successors and permitted assigns (A) to any Program Support Provider or Affiliate of a Program Support Provider of such Conduit Lender, any commercial paper issuer supported by a Program Support Provider or any collateral agent or collateral trustee under its related commercial paper program documents without prior notice to or consent from any Tesla Party, TBM, TFL or Tesla, Inc. or any other party, or any other condition or restriction of any kind or (B) with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed, to any other Eligible Assignee; provided, however, that such consent shall not be required if an Event of Default, Default or Servicer Default has occurred and is continuing).

(c)Information.  Each assignor of a Loan or any interest therein may, in connection with the assignment or participation, disclose to the assignee (if such assignee would be permitted under the Transaction Documents) or participant any information relating to the Tesla Parties TFL, TBM or Tesla, Inc., including the Warehouse SUBI Assets, furnished to such assignor by or on behalf of any Tesla Party, TFL, TBM or Tesla, Inc. or by the Administrative Agent; provided that, prior to any such disclosure, such assignee or participant agrees to preserve the confidentiality of any confidential information relating to the Tesla Parties, TFL, TBM and Tesla, Inc. received by it from any of the foregoing entities in a manner consistent with Section 12.11.

(d)Assignment by Committed Lender.  Each Committed Lender may assign to any Eligible Assignee or to any other Committed Lender all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and any Loan or interests therein owned by it); provided, however that

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(A)except for an assignment by a Committed Lender to any Lender or any Affiliate of any Committed Lender, each such assignment shall require the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed; provided, however, that such consent of the Borrower shall not be required if an Event of Default, Default or Servicer Default has occurred and is continuing);

(B)each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement;

(C)the amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance Agreement with respect to such assignment) shall in no event be less than the lesser of (x) $5,000,000 and (y) all of the assigning Committed Lender’s Commitment; and,

(D)the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance Agreement.

Upon such execution, delivery, acceptance and recording from and after the effective date specified in such Assignment and Acceptance Agreement, (x) the assignee thereunder shall be a party to this Agreement and, to the extent that rights and obligations under this Agreement have been assigned to it pursuant to such Assignment and Acceptance Agreement, have the rights and obligations of a Committed Lender hereunder and (y) the assigning Committed Lender shall, to the extent that rights and obligations have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish such rights and be released from such obligations under this Agreement (and, in the case of an Assignment and Acceptance Agreement covering all or the remaining portion of an assigning Committed Lender’s rights and obligations under this Agreement, such Committed Lender shall cease to be a party hereto).  In addition, any Committed Lender or any of its Affiliates may assign any of its rights (including rights to payment of principal and Interest) under this Agreement to any Federal Reserve Bank without notice to or consent of any Tesla Party, any other Committed Lender or Conduit Lender, any Group Agent or the Administrative Agent, provided that no such assignment shall relieve such assignor of its obligations under this Agreement.

(e)[Reserved].

(f)Procedure.  Upon its receipt of an Assignment and Acceptance Agreement executed and delivered by an assigning Committed Lender and an Eligible Assignee or assignee Committed Lender, the Administrative Agent shall, if such Assignment and Acceptance Agreement has been duly completed, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower and the Servicer.

(g)Participations.  Each Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more Eligible Assignees (each, a “Participant”) participating interests in all or a portion of its rights and obligations under the Loans.  Notwithstanding any such sale by such Lender of participating interests to a Participant, (i) such Lender’s rights and obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible for the performance hereof and thereof, and (iii) the Borrower and the Servicer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the Loans.  Each Lender agrees that any agreement between such Lender and any such Participant in respect of such participating interest shall not restrict

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

or condition such Lender’s right to agree to any amendment, supplement, waiver or modification of this Agreement.  The Borrower agrees that each Participant shall be entitled to the benefits of Article XI (subject to the requirements and limitations therein, including the requirements under Section 11.02(f) to the same extent as if such Participant were a Lender and had acquired such participation pursuant to an assignment), it being understood that the documentation required under Section 11.02(f) shall be delivered to the participating Lender to the same extent as if such Participant was a Lender and had acquired such Participation pursuant to an assignment; provided that all such amounts payable by the Borrower to any such Participant shall be limited to the amounts which would have been payable to such Lender selling such participating interest had such interest not been sold; provided further that such Participant agrees to be subject to the provisions of Section 11.04 as if it were a Lender.

(h)Participant Register.  Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Committed Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(i)Assignments by Agents.  This Agreement and the rights and obligations of the Administrative Agent and each Group Agent herein shall be assignable by the Administrative Agent or such Group Agent, as the case may be, and its successors and assigns; provided that in the case of an assignment to a Person that is not an Affiliate of the Administrative Agent or such Group Agent, so long as no Event of Default, Default or Servicer Default has occurred and is continuing, such assignment shall require the Borrower’s consent (not to be unreasonably withheld or delayed).

(j)Limitation on Assignments and Participations. Notwithstanding anything to the contrary contained in the Transaction Documents, none of the Administration Agent, any Group Agent or any Lender may assign or participate all or any portion of its rights and obligations hereunder unless, contemporaneous with such assignment or participation, such Person makes a pro rata assignment or participation to the same assignee or participant, as the case may be, of the same rights and obligations under the TFL Warehouse Agreement.

(k)Addition of Lenders or Groups. The Borrower may, from time to time, with the written consent of the Administrative Agent and each Group Agent, add additional Persons as Lenders (either to an existing Group or by creating new Groups). Each new Lender (or Group) shall become a party hereto, by executing and delivering to the Administrative Agent and the Borrower, an assumption agreement (each, an “Assumption Agreement”) in the form of Exhibit N hereto (which Assumption Agreement shall, in the case of any new Lender or Lenders, be executed by each Person in such new Lender’s Group).

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SECTION 12.11  Confidentiality.  The Administrative Agent, each Group Agent, each Lender, the Paying Agent, the Borrower and TFL shall keep all non-public information obtained pursuant to this Agreement and the transactions contemplated hereby or effected in connection herewith confidential in accordance with customary procedures for handling confidential information of this nature and will not disclose such information to outside parties but may make disclosure (a) reasonably required by (i) a bona fide transferee (including an assignee or a Participant) or prospective transferee (including a prospective assignee or Participant) that is an Eligible Assignee, including any successor Lender in connection with the participation in this Agreement by such successor Lender, and its counsel and auditors, (ii) a commercial paper issuer or any provider of liquidity or credit support facilities to, or for the account of, a commercial paper issuer, any person acting or proposed to act as a placement agent, dealer or investor with respect to any commercial paper notes issued by or on behalf of a Conduit Lender (provided that any confidential information provided to any such placement agent, dealer or investor does not reveal the identity of the Borrower, TFL or any Affiliate thereto and is limited to information of the type that is typically provided to such entities by asset backed commercial paper conduits) and its or their counsel and auditors, provided that any such bona fide transferee or prospective transferee, including without limitation, any successor Lender, any commercial paper issuer or provider of liquidity or credit support facilities to a commercial paper issuer, and its counsel and auditors to whom such disclosure is made shall abide by the confidentiality provisions of this Section 12.11 or (iii) any member or other Person holding equity interests in a commercial paper conduit purchaser; provided that any such member or other Person has agreed to hold such information in confidence, (b) necessary in order to obtain any consents, approvals, waivers or other arrangements required to permit the execution, delivery and performance by the Borrower and TFL of this Agreement, (c) in connection with the enforcement of this Agreement or any other Transaction Document, (d) as required or requested by any Official Body, regulatory, self-regulatory or supervisory authority having proper jurisdiction or pursuant to legal process or as required by applicable law (including securities laws), (e) to any Rating Agency, provided that such Rating Agency has agreed to hold such information in accordance with such Rating Agency’s customary procedures, (f) to its attorneys, accountants, agents and Affiliates on a need to know basis provided that each such person to whom disclosure is made shall abide by the confidentiality provisions of this Section 12.11 and (g) without limiting preceding clause (e), to any “nationally recognized statistical rating organization” (as defined in, or by reference to, Rule 17g-5 under the Securities Exchange Act of 1934, as amended (“Rule 17g-5”)) (each an “NRSRO”) by posting such confidential information to a password protected internet website accessible to each NRSRO in connection with, and subject to the terms of, Rule 17g-5.  Each Lender Party agrees that any confidential information (which includes all information (i) that is not and does not hereafter become publicly available through no fault of such Lender Party or any of its agents or representatives and (ii) that is provided by the Borrower or TFL or any of their respective agents or representatives, in any format whatsoever, including any and all analyses, compilations, reports or other material based upon such information and prepared by such Lender Party or any of its agents or representatives) shall be used only in connection with this Agreement and the transactions contemplated hereby and not for any other purpose; provided, however, that such Lender Party may disclose on a confidential basis any such confidential information to any Rating Agency.  Without limiting the generality of the foregoing, each Lender Party shall observe any applicable law prohibiting the disclosure of information regarding Lessees and shall request of each Person to whom disclosure is made pursuant to this Section 12.11 to observe any such applicable laws.

Notwithstanding any other provision herein, each Lender Party, the Borrower and TFL (and each of their respective employees, representatives or other agents) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction contemplated by this Agreement and the other agreements related hereto and all materials of any kind (including opinions or other tax analysis) that are provided to any of them relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SECTION 12.12  Payments Set Aside.  To the extent that the Borrower, TFL or any Lessee makes a payment to a Lender Party or a Lender Party exercises its rights of set-off and such payment or set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by, or is required to be refunded, rescinded, returned, repaid or otherwise restored to the Borrower, TFL, such Lessee, a trustee, a receiver or any other Person under any law, including any bankruptcy law, any state or federal law, common law or equitable cause, the obligation or part thereof originally intended to be satisfied shall, to the extent of any such restoration, be reinstated, revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred.  The provisions of this Section 12.12 shall survive the termination of this Agreement.

SECTION 12.13  No Petition.

(a)Each party hereto agrees, prior to the date which is one (1) year and one (1) day after the payment in full of all indebtedness for borrowed money of the Borrower, not to acquiesce, petition or otherwise, directly or indirectly, invoke, or cause the Borrower to invoke, the process of any Official Body for the purpose of (i) commencing or sustaining a case against Borrower, under any federal or state bankruptcy, insolvency or similar law (including the Bankruptcy Code), (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Borrower, or any substantial part of the property of the Borrower, or (iii) ordering the winding up or liquidation of the affairs of the Borrower.

(b)Each party hereto agrees, prior to the date which is one (1) year and one (1) day after the payment in full of all indebtedness for borrowed money of any Conduit Lender, not to acquiesce, petition or otherwise, directly or indirectly, invoke, or cause such Conduit Lender to invoke, the process of any Official Body for the purpose of (i) commencing or sustaining a case against such Conduit Lender, under any federal or state bankruptcy, insolvency or similar law (including the Bankruptcy Code or similar law in another jurisdiction), (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for such Conduit Lender, or any substantial part of the property of such Conduit Lender, or (iii) ordering the winding up or liquidation of the affairs of such Conduit Lender.

SECTION 12.14  Characterization of the Transactions Contemplated by this Agreement.  The parties to this Agreement agree to treat the transactions contemplated by this Agreement as a debt financing for tax and accounting purposes and further agree to file on a timely basis all federal and other tax returns consistent with such treatment.

SECTION 12.15  WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

SECTION 12.16  Loans.  Any references to the Agreement herein shall, wherever applicable, be read to include each Loan Request and each Notice of Warehouse SUBI Lease Allocation.

SECTION 12.17  TBM, TFL or Tesla, Inc. Liability.  Except as provided in the Transaction Documents, none of TBM, TFL or Tesla, Inc. shall be liable for the payment obligations of the Borrower hereunder or under any Loan.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SECTION 12.18  Limitation on Consequential, Indirect and Certain Other Damages.  No claim may be made by the Borrower, TFL, or any of their Affiliates against any Lender Party, the Paying Agent, the Administrative Agent or any of their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages arising out of or related to the transactions contemplated by this Agreement and  the other Transaction Documents, or any act, omission or event occurring in connection therewith and each of the Borrower and TFL, to the extent permitted by law, hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

No claim may be made by any Lender Party, the Paying Agent, the Administrative Agent or any of their respective Affiliates against the Borrower, TFL, or any of their Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages arising out of or related to the transactions contemplated by this Agreement and the other Transaction Documents, or any act, omission or event occurring in connection therewith and each Lender Party, the Paying Agent, the Administrative Agent, to the extent permitted by law, hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor; provided that a claim for damages arising from a breach of Section 12.11 shall not be deemed to be a claim for special, indirect or consequential damages.

In no event shall the Paying Agents be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 12.19  Ratable Payments.  If any Lender, whether by setoff or otherwise, has payment made to it with respect to any Secured Obligations in a greater proportion than that received by any other Lender entitled to receive a ratable share of such Secured Obligations, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Secured Obligations held by the other Lenders so that after such purchase each Lender will hold its ratable portion of such Secured Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

SECTION 12.20  No Third Party Beneficiaries; Hedge Counterparties.  Except as provided in the next sentence, this Agreement is not intended to confer any benefit upon, to give any rights or remedies whatsoever to, or to be enforceable by, any Person other than the parties hereto, the other Indemnified Parties and, with respect to Sections 2.04 and 12.02, the Trustee Bank.  The parties hereto expressly intend the provisions of this Agreement to be enforceable by each Interest Rate Hedge provider as a third party beneficiary of this Agreement.

SECTION 12.21  Back-Up Servicing. The Administrative Agent, the Group Agents and TFL agree to discuss in good faith on an ongoing basis TFL’s ability to perform its obligations under the Transaction Documents without the need for a Back-Up Servicer and, if the Administrative Agent and TFL agree in writing that TFL has such ability, then TFL may, with prior written consent from each Group Agent (such consent not to be unreasonably withheld), and shall, at the written direction of each Group Agent, upon 30 days’ prior written notice, terminate the Back-Up Servicer, and, for the avoidance of doubt, no Back-Up Servicer shall thereafter be required and no Back-Up Servicing Fees shall thereafter be payable.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SECTION 12.22  Limited Recourse Against Conduit Lenders. Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, no Conduit Lender shall have any obligation to pay any amount required to be paid by it hereunder or thereunder in excess of any amount received pursuant to this Agreement and available to such Conduit Lender after paying or making provision for the payment of its Short-Term Notes. All payment obligations of any Conduit Lender hereunder are contingent upon the availability of funds received pursuant to this Agreement in excess of the amounts necessary to pay Short-Term Notes; and each of the Borrower, TFL and the Secured Parties agrees that they shall not have a claim under Section 101(5) of the Bankruptcy Code (or similar law in another jurisdiction) if and to the extent that any such payment obligation exceeds the amount received pursuant to this Agreement and available to any Conduit Lender to pay such amounts after paying or making provision for the payment of its Short-Term Notes. Notwithstanding the foregoing, the obligations of a Conduit Lender to the Borrower or TFL resulting from the gross negligence or willful misconduct of such Conduit Lender (as finally determined by a court of competent jurisdiction) or for any expenses incurred by the Borrower or TFL as a result of a breach of this Agreement made by a Conduit Lender shall not be limited to any amounts or funds received pursuant to this Agreement (but shall only be limited to the amounts available to such Conduit Lender after paying or making provision for the payment of its Short Term Notes).

SECTION 12.23  U.S. Patriot Act. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States (“Applicable Law”), the Paying Agent is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Paying Agent. Accordingly, each of the parties agree to provide to the Paying Agent, upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Paying Agent to comply with Applicable Law. The Paying Agent will follow its typical Know Your Customer (KYC) process on any other entity which becomes a party to this Agreement (through assignment or otherwise) prior to processing any instructions from such entity.

[Signature Pages Follow]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LML 2018 WAREHOUSE SPV, LLC,
as Borrower

By:	/s/ Yaron Klein
Name: Yaron Klein
Title: Chief Financial Officer/Treasurer

TESLA FINANCE LLC

By:	/s/ Yaron Klein
Name: Yaron Klein
Title: Chief Financial Officer/Treasurer

[Signature Page to Loan and Security Agreement 1 of 8]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Paying Agent

By:	/s/ Rosemary Cabrera
Name:	Rosemary Cabrera
Title:	Associate

By:	/s/ William Schwerdtman
Name:	William Schwerdtman
Title:	Associate

[Signature Page to Loan and Security Agreement 2 of 8]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent, as a Group Agent and as a Committed Lender

By:	/s/ Kevin Fagan
Name: Kevin Fagan
Title: Vice President

By:	/s/ Daniel Gerber
Name: Daniel Gerber
Title: Director

[Signature Page to Loan and Security Agreement 3 of 8]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CITIBANK, N.A., as a Group Agent and as a Committed Lender

By:	/s/ Amy Jo Pitts
Name: Amy Jo Pitts
Title: Vice President

CAFCO LLC, as a Conduit Lender
By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Amy Jo Pitts
Name: Amy Jo Pitts
Title: Vice President

CHARTA LLC, as a Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Amy Jo Pitts
Name: Amy Jo Pitts
Title: Vice President

CIESCO LLC, as a Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Amy Jo Pitts
Name: Amy Jo Pitts
Title: Vice President

[Signature Page to Loan and Security Agreement 4 of 8]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CRC FUNDING LLC, as a Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Amy Jo Pitts
Name: Amy Jo Pitts
Title: Vice President

[Signature Page to Loan and Security Agreement 5 of 8]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

ROYAL BANK OF CANADA,
as a Group Agent and as a Committed Lender

By:	/s/ Karen E. Stone
Name:	Karen E. Stone
Title:	Authorized Signatory

By:	/s/ Eric Wise
Name:	Eric Wise
Title:	Authorized Signatory

[Signature Page to Loan and Security Agreement 6 of 8]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Committed Lender

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Authorized Signatory

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Authorized Signatory

GIFS CAPITAL COMPANY LLC,
as a Conduit Lender

By:	/s/ Carey D. Fear
Name:	Carey D. Fear
Title:	Authorized Signer

[Signature Page to Loan and Security Agreement 7 of 8]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

BARCLAYS BANK PLC,
as a Group Agent

By:	/s/ Chin-Yong Choe
Name: Chin-Yong Choe
Title: Director

SALISBURY RECEIVABLES COMPANY LLC,
as a Conduit Lender

By:	Barclays Bank PLC, as attorney-in-fact

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

[Signature Page to Loan and Security Agreement 8 of 8]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 1
to Loan and Security Agreement

Schedule of Litigation

None.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 2
to Loan and Security Agreement

Schedule of Corporate and Limited Liability Company
Names, Trade Names or Assumed Names

With respect to the Borrower: LML 2018 Warehouse SPV, LLC

Schedule 2-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 3

to Loan and Security Agreement

Description of Electronic Lease Vault

See attached.

Schedule 3-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

eOriginal, Inc. Authoritative Copy System Description

As Integrated with DocuSign, Inc. Electronic Signature Solution

The eContract Processes Background

The eOriginal, Inc. Authoritative Copy System (the “System”) enables the creation and management of Authoritative Copies and uses a combination of technological and administrative features in order to: (i) designate a single copy of the Record or Records comprising an eContract as being the Authoritative Copy of such eContract; (ii) manage access to and the rendering of the Authoritative Copy; (iii) identify each entity who has authorized access to the System, (each such entity, a “System User”); (iv) identify which System User or third party that is not a System User (each such third party, a “Non-System User”) is the Owner of Record of the Authoritative Copy; and (v) provide a means for transferring record ownership of, and the exclusive right of access to, the Authoritative Copy from the current Owner of Record to a successor Owner of Record (the processes performed by the System to execute the functions described in the foregoing clauses (i) through (v) are collectively referred to as the “eContract Processes”). The System comprises a Production System and a Back-up System. The Production System is accessible to System Users as described herein and represents that portion of the System of which the Vault is a part. The Production System is backed-up onto the Back-up System as described in Section J.1. below. The System gives each System User and each Authoritative Copy a unique identification number and maintains such unique identification numbers in the System’s administrative database.

The System enables the creation and management of Authoritative Copies, including ancillary electronic Records which amend, modify, support and/or supplement Authoritative Copies (collectively, “eDocuments”), and the logical association of each of the eDocuments with the applicable Authoritative Copy. The System also enables the conversion of Authoritative Copies and related eDocuments from electronic media to paper media, and the conversion of Chattel Paper and ancillary documents from paper media to electronic media for management within the System as Authoritative Copies and eDocuments.

The System is integrated with the [***] ([***]) to allow eContracts and eDocuments created and, as applicable, electronically executed using [***] to be deposited into the System to be managed as Authoritative Copies and eDocuments, respectively.

Glossary of Defined Terms:

[***]

A.	Agreements:

[***]

B.	Integration with [***] – Creation and Deposit:

[***]

C.	eContract Deposit and Verification:

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

D.	Creation of the Legend

[***]

E.	Vault Storage and Management:

[***]

F.	System Access:

[***]

G.	Rendering of Records:

[***]

H.	Authority of Owner of Record:

[***]

I.	Transfer or Export:

[***]

J.	Back-Up:

[***]

Summary of System Operations:

Below is a summary of the eContract Processes performed by the System with respect to a specific eContract:

[***]

Integration-Specific Exceptions:

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 4

to Loan and Security Agreement

Ineligible Assignees

1.	Toyota Motor Corporation
2.	General Motors Company
3.	Volkswagen AG
4.	Hyundai Motor Company
5.	Ford Motor Company
6.	Nissan Motor Corporation
7.	Honda Motor Co., Ltd.
8.	Peugeot S.A.
9.	Suzuki Motor Corporation
10.	Renault S.A.
11.	Fiat Chrysler Automobiles NV
12.	Daimler AG
13.	Bayerische Motoren Werke AG
14.	SAIC Motor Corporation Limited
15.	Tata Motors Limited
16.	Mazda Motor Corporation
17.	Dongfeng Motor Corporation
18.	Mitsubishi Motors Corporation
19.	Chang'an Automobile (Group) Co Ltd.
20.	Zhejiang Geely Holding Group Co., Ltd.
21.	Faraday & Future Inc.
22.	Atieva Inc.
23.	Nio Inc.
24.	Lucid Motors, Inc.
25.	Rivian Automotive LLC

Schedule 4-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 5

to Loan and Security Agreement

Insurance Requirements

See the attached insurance certificates.

Schedule 5-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CERTIFICATE OF LIABILITY INSURANCE		DATE (MM/DD/YYYY) 12/27/2018

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT:  If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed.  If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER MARSH RISK & INSURANCE SERVICES 345 CALIFORNIA STREET, SUITE 1300 CALIFORNIA LICENSE NO. 0437153 SAN FRANCISCO, CA 94104 [***]	CONTACT NAME:
	PHONE (A/C, No, Ext):	FAX (A/C, No):
E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE	NAIC #
	INSURER A : N/A	N/A
INSURED Tesla Motors, Inc 6800 Dumbarton Circle Fremont, CA 94555	INSURER B : Zurich American Insurance Company	16535
INSURER C : Axis Specialty Europe
INSURER D :
INSURER E :
INSURER F :

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

COVERAGES	CERTIFICATE NUMBER: SEA-003592721-12	REVISION NUMBER: 7

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
B	[***]			[***]	10/31/2018	10/31/2019	[***]	[***]$
B	[***]			[***]	10/31/2018	10/31/2019	[***]	[***]
C	[***]			[***]	10/31/2018	10/31/2019	[***]	[***]
	[***]	N / A					[***]
$
$
$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required) Tesla Lease Trust is a wholly owned subsidiary of Tesla Motors Inc
CERTIFICATE HOLDER				CANCELLATION
Tesla Lease Trust 6800 Dumbarton Circle Fremont, CA 94555				SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE of Marsh Risk & Insurance Services /s/ Stephanie Guaiumi
© 1988-2016 ACORD CORPORATION. All rights reserved. ACORD 25 (2016/03) The ACORD name and logo are registered marks of ACORD

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CERTIFICATE OF LIABILITY INSURANCE		DATE (MM/DD/YYYY) 12/27/2018

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT:  If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed.  If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER MARSH RISK & INSURANCE SERVICES 345 CALIFORNIA STREET, SUITE 1300 CALIFORNIA LICENSE NO. 0437153 SAN FRANCISCO, CA 94104 [***]	CONTACT NAME:
	PHONE (A/C, No, Ext):	FAX (A/C, No):
E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE	NAIC #
	INSURER A :Zurich American Insurance Company	16535
INSURED Tesla Motors, Inc. 6800 Dumbarton Circle Fremont, CA 94555	INSURER B :N/A
INSURER C : N/A
	INSURER D : National Union Fire Ins Co Pittsburgh PA	19445
INSURER E :
INSURER F :

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

COVERAGES	CERTIFICATE NUMBER: SEA-003592716-01	REVISION NUMBER: 9

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
A	[***]			[***]	10/31/2018	10/31/2019	[***]	[***]
A	[***]			[***]	10/31/2018	10/31/2019	[***]	[***]
B	[***]			[***]	10/31/2018	10/31/2019	[***]	[***]
	[***]	N / A					[***]
$
$
$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required) Issued as Evidence of Insurance.
CERTIFICATE HOLDER				CANCELLATION
Tesla Motors, Inc. 6800 Dumbarton Circle Fremont, CA 94555				SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE of Marsh Risk & Insurance Services /s/ Stephanie Guaiumi
© 1988-2016 ACORD CORPORATION. All rights reserved. ACORD 25 (2016/03) The ACORD name and logo are registered marks of ACORD

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

EVIDENCE OF [***] INSURANCE				DATE (MM/DD/YYYY) 12/27/2018

THIS EVIDENCE OF [***] INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY	PHONE415-743-8000 (A/C, No, Ext):	COMPANY Zurich American Insurance Company
MARSH RISK & INSURANCE SERVICES 345 CALIFORNIA STREET, SUITE 1300 CALIFORNIA LICENSE NO. 0437153 SAN FRANCISCO, CA 94104 [***]
FAX (A/C, No):	E-MAIL ADDRESS:
CODE:	SUB CODE:
AGENCY CUSTOMER ID #:
INSURED Tesla Motors, Inc. 6800 Dumbarton Circle Fremont, CA 94555		LOAN NUMBER	POLICY NUMBER [***]
		EFFECTIVE DATE 10/31/2018	EXPIRATION DATE 10/31/2019	CONTINUED UNTIL
TERMINATED IF CHECKED
THIS REPLACES PRIOR EVIDENCE DATED:

[***] INFORMATION

LOCATION/DESCRIPTION

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF [***] INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION       PERILS INSURED2610  ☐       BASIC  ☐         BROAD  ☒  SPECIAL  ☐

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
[***]	[***]	[***]

REMARKS (Including Special Conditions)

Issued as Evidence of Insurance.

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST	SEA-003592722-01

NAME AND ADDRESS Tesla Motors, Inc. 6800 Dumbarton Circle Fremont, CA 94555	ADDITIONAL INSURED MORTGAGEE	LENDER’S LOSS PAYABLE	LOSS PAYEE

LOAN #
AUTHORIZED REPRESENTATIVE of Marsh Risk & Insurance Services /s/ David N. Heath
ACORD 27 (2016/03) © 1993-2016 ACORD CORPORATION. All rights reserved. The ACORD name and logo are registered marks of ACORD

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

EVIDENCE OF [***] INSURANCE				DATE (MM/DD/YYYY) 12/27/2018

THIS EVIDENCE OF [***] INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY	PHONE 415-743-8000 (A/C, No, Ext):	COMPANY Zurich American Insurance Company
MARSH RISK & INSURANCE SERVICES 345 CALIFORNIA STREET, SUITE 1300 CALIFORNIA LICENSE NO. 0437153 SAN FRANCISCO, CA 94104 [***]
FAX (A/C, No):	E-MAIL ADDRESS:
CODE:	SUB CODE:
AGENCY CUSTOMER ID #:
INSURED Tesla Motors, Inc, 6800 Dumbarton Circle Fremont, CA 94555		LOAN NUMBER	POLICY NUMBER [***]
		EFFECTIVE DATE 10/31/2018	EXPIRATION DATE 10/31/2019	CONTINUED UNTIL
TERMINATED IF CHECKED
THIS REPLACES PRIOR EVIDENCE DATED:

[***] INFORMATION

LOCATION/DESCRIPTION

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF [***] INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION       PERILS INSURED   ☐        BASI   ��          BROAD   ☒          SPECIAL   ☐

COVERAGE / PERILS / FORM S	AMOUNT OF INSURANCE	DEDUCTIBLE
[***]	[***]	[***]

REMARKS (Including Special Conditions)

Deutsche Bank AG New York Branch, as collateral agent is lenders loss payable as required by written contract.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST                                   SEA-003592725-02

NAME AND ADDRESS Deutsche Bank AG New York Branch, as collateral agent Attention: Phelecia Parker 60 Wall Street New York NY 10005	ADDITIONAL INSURED MORTGAGEE	x	LENDER’S LOSS PAYABLE	LOSS PAYEE

LOAN #
AUTHORIZED REPRESENTATIVE of Marsh Risk & Insurance Services /s/ David N. Heath

ACORD 27 (2016/03)                                                                                                                                                                                                       © 1993-2016 ACORD CORPORATION. All rights reserved.

                                                                                                            The ACORD name and logo are registered marks of ACORD

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 6

to Loan and Security Agreement

Notice Addresses

Borrower:

c/o Tesla, Inc.

3500 Deer Creek Road

Palo Alto, CA 94304

Attention: General Counsel

With a copy to

Tesla, Inc.

6800 Dumbarton Circle

Fremont, CA 94555

Attention: Legal, Finance

TFL:

c/o Tesla, Inc.

3500 Deer Creek Road

Palo Alto, CA 94304

Attention: General Counsel

With a copy to

Tesla, Inc.

6800 Dumbarton Circle

Fremont, CA 94555

Attention: Legal, Finance

Administrative Agent:

Deutsche Bank AG, New York Branch

60 Wall Street, 5th Floor

New York, New York 10005

Tel: (212) 250-3001

Fax: (212) 797-5300

Attention: Katherine Bologna
Email: abs.conduits@db.com and katherine.bologna@db.com

Deutsche Bank AG, New York Branch, as Lender:

Deutsche Bank AG, New York Branch

Schedule 6-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

60 Wall Street, 5th Floor

New York, New York 10005

Tel: (212) 250-3001

Fax: (212) 797-5300

Attention: Katherine Bologna
Email: abs.conduits@db.com and katherine.bologna@db.com

Paying Agent:

Deutsche Bank Trust Company Americas

Deutsche Bank National Trust Company

Global Securities Services (GSS)

100 Plaza One, 8th Floor

Mail stop: JCY03-0801

Jersey City, New Jersey 07311-3901

Tel: +1 (201) 593-8420

Fax: +1 (212) 553-2458
Email: michele.hy.voon@db.com

Citibank, N.A., CAFCO, LLC, CHARTA, LLC, CIESCO, LLC, CRC Funding, LLC,  as Lenders:

c/o Citibank, N.A.

Global Securitized Products

750 Washington Blvd., 8th Floor

Stamford, CT 06901

Attention: Robert Kohl

Telephone: 203-975-6383

Email: Robert.kohl@citi.com

c/o Citibank, N.A.

Global Loans – Conduit Operations

1615 Brett Road Ops Building 3

New Castle, DE 19720

Telephone: 302-323-3125

Email: conditoperations@citi.com

Schedule 6-2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Credit Suisse AG, New York Branch / Credit Suisse AG, Cayman Islands Branch:

c/o Credit Suisse AG, New York Branch

11 Madison Avenue, 4th Floor

New York, New York 10010

Telephone: 212-325-0432

Attention: Kenneth Aiani

Email: kenneth.aiani@credit-suisse.com; patrick.duggan@credit-suisse.com; list.afconduitreports@credit-suisse.com; abcp.monitoring@credit-suisse.com

GIFS Capital Company:

227 West Monroe Street, Suite 4900

Chicago, IL 60696

Telephone: 312-977-4588

Attention: Mark Matthews

Email: mark.matthews@guggenheimpartners.com

Royal Bank of Canada:

c/o RBC Capital Markets

200 Vesey Street

New York, New York 10281

Attention: Angela Nimoh

Telephone: 212-428-6296

Fax: 212-428-6308

Email: conduit.management@rbccm.com; rgeoghegan@rbccm.com; angela.nimoh@rbccm.com; sofia.shields@rbccm.com

Barclays Bank PLC / Salisbury Receivables Company LLC:

c/o Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Telephone: 212-526-7161

Email: asgreports@barclays.com; barcapconduitops@barclays.com; john.j.mccarty@barclays.com; martin.attea@barclays.com; jonathan.wu@barclays.com; david.hisrchy@barclays.com; eric.k.chang@barclays.com; eugene.golant@barclays.com.

Schedule 6-3

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 7

to Loan and Security Agreement

Credit and Collection Policy

See attached.

Schedule 7-1

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Tesla Finance LLC Credit and Collections Policy

Effective December 2018

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iv.	Records Retention	25
G	Charge-off Policy	26
H	Lease Extension Policy	26
I	Lease Repurchase Policy	26
J	Insurance Tracking Policy	26
K	Collections and Portfolio Management Metrics	27

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TESLA FINANCE CREDIT AND COLLECTIONS POLICY

1.   MISSION AND PHILOSOPHY

The purpose of the Credit and Collections Policy is to provide Tesla Finance LLC (also referred to as Tesla Finance or TFL) with an organized and repeatable practice of credit adjudication and portfolio management practices in support of Tesla vehicle sales and profitability, brand experience and loyalty. TFL underwrites credit decisions on behalf of, and acts as the servicer for, Tesla Lease Trust (TLT). This policy helps establish authority, rules, process and the framework to originate, manage, and liquidate the lease portfolio effectively. It is based on sound and established lending and collection practices while operating within the limitations of regulatory requirements. It is, however, not a comprehensive interpretation of specific laws and regulations governing the business but is, rather, a high- to medium- level discussion of intent, practice, and compliance.

While certain roles have specific functional responsibilities, risk management generally is a shared responsibility across the organization. Although credit and collections are distinctly separate functions in the product lifecycle, it is imperative that there be full alignment, communication, and transparency on overall goals, actions, and performance of the portfolio. This is accomplished through a regular and frequent feedback loop between the two functions at the appropriate levels.

This policy is intended to serve as a basic and practical manual. However, no document can fully replace: prudent business judgment; sound assessment of a borrower’s ability, capacity, and willingness to pay; or effective decision making about a specific credit request or delinquency resolution activity that is appropriate to the situation and the needs of both the borrower and TFL. The roles and incentives of the various functions are designed to provide the appropriate alignment, unity of purpose, and check and balance to maximize the benefit to the company.

2.   CREDIT POLICY

A.   Covered Products

The Tesla Lease product covers individual and joint consumer leasing, small business leasing and commercial leasing. Consumer leasing is intended for consumers – individually and jointly – who wish to lease their Tesla vehicle. Small business leasing is intended for owners and principals of small and medium sized enterprises who wish to lease a vehicle jointly with their business. This may allow the flexibility to deduct some or all of lease payments from business income taxes (customers are always encouraged to consult with a tax professional to understand their own particular situation and eligibility). The lessee will be the business and the co-less will be the business owners or principal. Credit worthiness will be solely evaluated based on the co-lessee, who is the business owner or principal. Commercial leasing is a product offered to well- established and significant sized businesses who wish to lease in the company’s name only and with no co-buyer. This allows for the use of C-suite executives. This product is offered on a limited basis upon request.

B.   General Policy Statement

TFL’s policy is to review and consider all applications for Leases submitted on the Tesla portal and processed through the Loan/Lease Origination System (LOS) using an appropriate risk/reward balance. The goal of credit decisioning is to approve credit applications with an acceptable probability of payment by considering the following:

•A complete credit application,

•A thorough credit review and analysis in support of the four facets of good credit approval

(Ability, Stability, Credit History, and Deal Structure), and

•Proper communication, follow up, and documentation.

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C.   Risk Framework and Appetite

TFL accepts risks generally in line with those of other U.S. captive auto finance companies. Our approach to risk management is based on these guiding principles:

•Innovative support of Tesla’s sales, profitability, and brand experience

•Strike appropriate risk/reward balance

•Forward looking analytics with timely feedback loop

•Robust governance and compliance

•Overall – sound business judgment rules

Credit Risk Appetite: Credit risk is the possibility of losses stemming from the failure of lessees to meet their financial obligations under the lease agreement. Overall, TFL’s credit risk appetite for the lease portfolio is defined by a [***] of [***]% and a [***] of [***]%. The credit policy parameters (discussed in section 2F) with [***] on [***]% and [***]% of [***] along with the [***]% are setup to ensure that risk exposure and portfolio performance are at acceptable levels.

Concentration Risk: Our leasing portfolio concentration follows that of our general business model distribution with new Tesla vehicles including Model S and Model X. Our model mix is expected to shift and grow with the introduction of new products, such as Model 3. Sales are [***] in [***] and this distribution will be monitored and managed dependent on business and market conditions.

Qualitative Risk Factors: The qualitative elements of the risk appetite framework define, in general, the positioning that TFL’s management wishes to adopt or maintain in the course of its business model. Generally speaking, the framework is based on maintaining the following qualitative objectives:

•A [***] and predictable risk profile based on a simple and transparent business model, focused primarily on retail customers,

•A stable and consistent credit policy and practice to generate growth, earnings, and manage volatility,

•An independent risk function with active involvement of senior management that guarantees a strong risk culture focused on protecting and ensuring an adequate return on capital, and

•Focus on the business model and products that TFL knows sufficiently well and has the management capacity (people, systems, processes) to execute successfully.

D.   Credit Department Roles and Responsibilities

The credit function is headed by the President of Tesla Finance. Credit Analysis is performed by the Underwriting Department and is authorized to make credit decisions per the credit criteria specified in this policy.

The Underwriting Department evaluates and identifies the risk and merits of each application on a case by case basis. The Underwriting team are experienced and trained professionals whose primary role is to make a credit decision after conducting a full analysis of the applicant’s credit worthiness within established underwriting guidelines in compliance with fair lending and other applicable regulations. Regional Credit Analysts are a part of the broader Financial Services team and function as the primary interface with the customer, Sales Team and Delivery Specialists in the field, and internal teams on matters related to contracts, documents, communication and follow-up. The department is required to consult with, and escalate, deals to more senior members of the Underwriting team on approvals above the specified limits.

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E.   Credit Decisioning

i.Complete Credit Application

To enable a well-rounded credit decision, a complete credit application refers to thorough and accurate information as it pertains to the applicant’s income, financial resources and assets, employment and residence history, credit obligations and payment history, and the amount of credit desired as it relates to the vehicle configuration and options. The application specifically needs to contain:

•Information regarding the applicant(s)

•Valid SSN (US), SIN (Optional in Canada) or Tax ID number

•Asset and debt (liability) information

•Vehicle price details

•Any trade-in, capitalized tax or additional down payments that impact capitalized cost

The credit application information is supplemented with the consumer credit bureau record of the applicant’s credit borrowing and payment history.

For the purposes of this policy, a credit application is considered incomplete when there is insufficient information to make a fully informed credit decision. Common reasons contributing to an incomplete credit application are:

•SSN is not accurate or does not match true applicant

•Applicant/co-applicant   did   not   have   sufficient   time,   desire,   or   available information to complete all sections at credit application or upon follow up

An incomplete credit application can be decisioned as pending (Manual Review) or declined due to an incomplete credit application. If the applicant provides the requested information, the credit department can continue to process the application through the normal process. If the applicant does not provide the requested information after reasonable attempts to obtain this information are exhausted, the adverse action notice should be sent and no further action is needed.

Requesting information from the applicant/co-applicant: When insufficient information is received, or additional information is needed to support the credit decision process, the credit department may follow up with the applicant(s), their legally authorized representatives, or Tesla sales /delivery personnel as appropriate. The credit department associates may not ask, discuss, infer, or consider prohibited bases such as an applicant’s Race, Color, Religion, Ethnic Origin, Age (if legally eligible to contract), Sex and marital status, public assistance usage with the applicant or any other individual involved in the credit transaction. Inquiries regarding the applicant’s immigration status are permissible only to ascertain TFL’s rights and remedies regarding contractual repayments and end of lease termination activities. This policy applies to all verbal, written, in person, and electronic communication methods used during the process.

ii.Credit Bureau History

Credit history is a measure of the borrower’s creditworthiness evidenced through their current and past borrowing and payment performance. An accurate and valid SSN is crucial for pulling the right credit record. For Canadian customers, while having an accurate SIN is helpful for locating a credit file, consumers are not required to provide one. The major components of the consumer bureau report are:

•FICO Score

•Length and performance of trade-lines

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•Inquiries

•Bankruptcy and public record information

TFL uses the [***], a score [***]. TFL’s primary source for [***] is [***] in the United States.

iii.Lease [***] System

The advantages of using [***] and grades in lending include consistency, a quick turnaround, and uniform risk assessment and monitoring. [***] are [***] into [***] based on [***] and [***] the [***] into [***] as shown below.

[***]

iv.Unscored Applications

An unscored credit file signifies that there is not enough information available to compute a statistically-valid credit score or that there was no credit bureau record found. Applicants without a FICO score will be considered but supplemental documentation will likely be required including but not limited to: proof of income, proof of assets, and/or proof of home ownership and/or a higher down payment to mitigate a lack of established credit history. Unscored applications may occur when a customer is new to the country, when they have not used credit actively in for many years, or when the applicant is a business.

v.Credit Analysis

A thorough credit analysis covers all the information provided on the credit application, vehicle pricing, and the credit bureau report. In addition, there may be discussions with the applicant regarding, but not limited to, verification of income and residence, contact numbers and references where appropriate. The following attributes should be considered [***] during the decisioning process.

Ability

[***]

Stability

[***]

Credit History

[***]

Deal Structure

[***]

vi.Adverse Action Reasons

The LOS displays the designated adverse action reasons or stipulations selected at the time the application is decisioned. For consistency and accuracy the credit department will check only the [***] reasons for the credit request denial or counter from the list below:

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[***]

The [***] is a critical, but not the only, component of sound, judgmental credit decisioning.

F.   Lending [***], Authority and Exceptions

Lease Credit Approval Authority:

[***]

•Authority levels will be assigned based on experience and performance and represent the maximum an Underwriter is permitted to approve

•If multiple applicants, [***] is based on [***] of the [***]

•Exceptions above these guidelines must be approved by [***] of [***]

•In the absence of an entire Authority Level with nobody higher available (i.e. outside of normal working hours), the [***] in the [***] may [***] the [***]

Tesla customers often have unique and complex financial situations. Many are self- employed or have multiple sources of income and bank accounts. Some have relatively low true income but are still very high net-worth individuals (as is the case for some retirees). We [***] and [***].

Due to the fact that [***] is self-reported and is, therefore, inherently of varying quality (due to accidental or deliberate misstatement – both high and low), we [***] on [***] when possible to make a credit decision. [***] such as [***] are generally [***] than [***] and [***], both of which are calculated [***].

[***] capacity guidelines are as follows:

[***]

[***]% and [***]% will generally require additional support, but will be considered for approval if [***] indicate [***]. In many cases [***] may be required, but in order to provide [***] experience consistent with the Tesla brand, Underwriters operate with the goal of identifying and documenting [***] while [***]. As part of this process, applications are reviewed for [***] supporting [***]. This includes: [***] – [***]. It is the responsibility of the Underwriter to determine what is [***] in the context of a credit request. All findings will be well documented within the LOS.

i.Unscored

See above.

ii.Commercial Leasing

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Commercial leases will be underwritten based on the strength of the commercial entity since there is no consumer co-buyer as there is in small business leases.

General characteristics of companies that will be considered for a commercial lease include:

[***]

Commercial Applications will be evaluated on the following criteria and compared to the industry average as reported by [***]:

[***]

Supplemental information may be requested and will be considered if provided such as trade references and bank ratings.

iii.Auto Decisioning

Automated decisioning serves to improve efficiency and maintain uniformity of decisions across applications. Automated decisioning has been set up within TFL’s LOS. The logic generally checks the same variables evaluated in judgmental credit decisions made by a live underwriter.

It is important to note that auto approvals eliminate the need for manual review of the strongest segment of applications. This allows Underwriters to spend more time working on and investigating the remaining deals requiring a judgmental credit decision.

Auto decisioning is maintained by TFL’s LOS System Administrator and will be reviewed periodically to ensure decisions are consistent with the Credit Policy. Accordingly, the System Administrator may update and adjust the logic, with authorization from TFL’s President, to remain in line with business needs while remaining compliant with the Credit Policy and lending regulations.

Auto Approval Logic:

[***]

Auto Decline Logic:

[***]

In case of a joint consumer application, [***] must be [***] or [***] to result in an automated decision.

iv.High Credit Risk Applications

All credit applications with [***] are generally considered high risk and may require the following investigations:

•Proof of Employment

•Proof of Income/Assets

•Proof of Residence

•Personal Cell Number

•References

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v.Potential Skip/Fraud Applications

Fraud detection is a challenging and rapidly changing phenomenon in lending businesses that requires an agile and measured response. To minimize the approval of potential fraudulent and skip hazards, the Underwriter must perform a careful examination of any credit application that often indicate one or more of the following characteristics:

•Unverifiable, unsubstantiated, and questionable information

•Aliases commonly used and reversed

•References with incomplete information

•Short time in residence and employment

•Inconsistencies or facts not adding up to the overall application profile

Proper diligence should be used in analyzing the above factors in compliance with all applicable laws.

vi.Down Payment and Trade-ins

A down payment serves to improve TFL’s equity position in the vehicle, lower the applicant debt and payment to income ratios and increases the applicant’s vested interest in the transaction. There are no mandatory down payment requirements other than the deposits for ordering the vehicle and for the leasing program. Security deposits are not currently required in the leasing program. However, the credit decision may include a stipulation of additional down payment to qualify the customer for the lease.

A net negative down payment exists when the value of the trade-in or upfront tax liability adds to the capitalized cost of the leased vehicle and there is not an adequate cash down payment to offset the amount. When this condition exists, the Underwriter must evaluate the potential impact to TFL’s equity position.

vii.Exception Authority and Process

TFL may consider applications from borrowers whose credit profile does not fit within the provisions of this lending policy on a case by case basis. Any exception to this policy must be for the clear benefit of TFL, meet the standards for review and approval of exception leases established by this policy, and be approved by [***] and documented in the LOS. A written justification that clearly sets forth all the relevant credit factors that support the underwriting decision is needed to support the application approval.

Additionally, it is the responsibility of the risk department to:

•Monitor compliance with this policy,

•Track the aggregate level of exceptions to help detect shifts in the risk characteristics of that element(s) within the lending portfolio, and

•Regularly analyze aggregate exception levels and report them to Senior Management. An excessive volume or a pattern of exceptions may signal an unintended or unwarranted relaxation of TFL’s underwriting standards.

When viewed individually, underwriting exceptions may not appear to increase risk significantly. However, when aggregated, even well mitigated exceptions increase portfolio risk to TFL, especially under adverse business and economic conditions. When higher risk approvals are made on an exception basis from sound and normal underwriting policies, it is policy to make them only in limited amounts and only when robust risk management practices are in place to manage and control the higher risk. Exceptions are [***] and will [***] based on [***].

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Applicants with [***] present a significant default risk. TFL will consider applicants with [***] with [***], and strong supporting evidence that [***]. Exceptions may be made if the applicant [***]. Adequate documentation to support such an approval is required which should include a direct in depth conversation with the applicant to gather all the material facts.

G.   Fair Lending and Regulatory Compliance

i.General Policy Statement

It is TFL’s policy to follow sound lending practices in letter and spirit to comply with applicable federal, state, and local laws. The Credit department will be trained and required to comply with all applicable regulations at the federal, state, and local level. In regards to Fair Lending, we will not discriminate in our treatment of any credit applications with respect to the following prohibited basis:

•Race, color, religion, national origin, sex or marital status, or age (provided the applicant has the capacity to contract);

•Because all or part of the applicant’s income derives from any public assistance program; or

•Because the applicant has in good faith exercised any right under the Consumer

Protection Act.

In addition to Fair Lending, the following regulations generally apply to TFL’s leasing activities:

•Consumer Leasing Act (Reg. M)

•FCRA and Adverse Action Notice

•OFAC

•Red Flag / ID Theft

•California Credit Score Disclosure

•Information Security (Saleguards Rule)

•Service Providers / Vendor Management

In accordance with the Fair Lending program and other regulatory compliance, it is the company’s policy to:

•Maintain up to date regulatory policy statements,

•Perform and document periodic training for all employees involved with any aspect of the lending transactions,

•Perform ongoing monitoring for compliance with regulatory policies, procedures and practices,

•Conduct a regular assessment of the marketing of leasing products, and

•Perform meaningful oversight of compliance by Senior Management.

ii.Applicant Notification Letters

The credit department will issue an adverse action notice within 30 days of the decision on each application that is declined or conditionally approved. The LOS generates the adverse action letter which informs the applicant’s rights under law including the right to obtain specific adverse action reasons by writing to us within 30 days.

In addition, all California applicants will receive the California Credit Score Disclosure Notice indicating the credit score, the source of that score, and information about where their score falls with respect to other consumers.

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iii.Audit Policy

The business activities of Tesla Finance are subject to periodic audits in accordance with Tesla Inc. Audit Committee rules and risk assessment results. This review may cover all leases or include a sample over a predetermined period, current, past due and liquidated leases. In addition, a sample of smaller leases may also be examined to ensure compliance and flag major departures from established policy and procedure.

iv.Records Retention

The following documents will be held for a period not less than required by relevant statutes in electronic format, where possible:

•Original credit application,

•Credit report obtained from a credit reporting agency,

•Copies of all legal notices sent to the applicant,

•Any written complaint filed by the applicant alleging a violation of the law by TFL,

•Original copy of manufacturer’s invoice, and

•Copy of the lease sales contract enforceable in the jurisdiction where the collateral is located, whereby TFL can acquire title and repossess the collateral property in the event of a default.

H.   Origination Risk Metrics

Timely tracking and reporting of appropriate metrics are key to effective risk and performance management. The following metrics will be tracked for appropriate actions [***]:

[***]

3.   COLLECTIONS AND SERVICING POLICY A.   General Policy Statement

The performance of a lending portfolio is subject to individual, maturation, seasonal, economic,

and collateral factors. The role of the collections function is to satisfactorily resolve the delinquency situation taking into account the customer’s situation, TFL’s risk exposure, and overall portfolio performance goals. At a high level the primary collections goals are to:

•Provide outstanding customer service in line with Tesla brand values and expectations,

•Minimize collection costs by identifying the most effective ways to allocate resources,

•Increase collections effectiveness by assessing the cost versus benefit at the lease level,

•Increase total recovered dollars by optimizing early to late stage collection activities while determining the ideal contact method and collection strategy, all at the lease level, and

•Determine the ideal repossession and recovery strategy

B.   Loss Mitigation Department Roles and Responsibilities

To successfully achieve each of the above goals, the Loss Mitigation department at TFL’s servicer and TFL’s internal customer service team maintain timely, professional, compliant, and effective collection practices. The importance of immediate collection follow-up on a delinquent account cannot be over-emphasized. Account profitability is affected by

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more than the potential loss due to repossession. The use of a servicing partner is an important complement to the lease origination function. Employing the expertise of a well-established servicer relieves the company of the many details of this function and can effectively minimize losses, provide outstanding customer service, and reduce the costs of collection.

Daily collections efforts are performed by the servicer’s Loss Mitigation Team and managed by the Customer Service and Operations Manager at Tesla. The Loss Mitigation Team is currently comprised of trained collection representatives, each of whom is trained in customer service, client interaction anDd collections. Leads or Supervisors oversee the daily actions of up to five representatives, with a manager for every two or three leads/supervisors. Each of these functional managers has been at the servicer for more than 10 years, and has worked with the Tesla Roadster lease program from inception.

Tesla’s Customer Service and Operations Manager maintains frequent (often daily) interaction with the servicer’s Loss Mitigation Manager and is kept abreast of lease level collection efforts through shared reporting and bi-monthly review. The CSO Manager remains the servicer’s primary point of contact for escalations that require expedient treatment. While the CSO Manager acts as the servicer’s primary escalation point, it is the CSO Manager’s responsibility to report abnormal risk exposure to the President of TFL.

C.   Collections Treatment Strategy and Plan

The timing and intensity of collections activity is determined by the delinquency stage, risk exposure, and the customers’ ability and willingness to fulfill the agreed upon course of action. A combination of relationship building, customer service, and assertive collection skills are critical in an effective collector. The collections process will generally escalate from customer service (how can we help?) towards a front-line collections (when can we expect payment?) approach as the customer’s delinquency and risk of default increases.

All past due lease accounts are evaluated on their payment due date and assigned a specific collection strategy which includes payment notices, emails and telephone follow- up calls as part of the delinquency lifecycle activity stream.

i.Initial Delinquency/Customer Service Call

Unless the situation requires it, the [***] an account would be worked is [***]. At this point, Tesla’s customer service team will perform courtesy calls and emails to ensure billing related questions (the most common reason for early stage delinquency) are resolved.

ii.Formal Daily Collection Activity

Once account becomes [***], Tesla will turn over formal collections activity to our servicer’s Loss Mitigation Team. The team is composed of representatives assigned the responsibility of handling outbound and inbound calls. Representatives handling outbound calls review collection lists and place calls to delinquent accounts. Representatives should attempt to address customer delinquency on a one-call resolution basis.

The Work List sequences accounts for follow-up by the associate based upon the review date and payment due date. This list displays the first ‘available’ account on the collection list and requires the associate to work the account before moving on to the next account requiring collection activity.

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An ’available’ account is one that:

•Is scheduled to be worked that day

•Is not being worked by another associate

•Has not been worked that day

Once an account has been worked, the representative must assign a specific activity code describing the collection effort, and leave detailed notes of the collection activity in the customer’s account. Tesla’s customer service team has viewing access to account notes and is prepared to pick up where the servicer’s team left off should the customer contact a Tesla representative regarding payment.

iii.Collections Risk Strategy

Given the size, quality and expected performance of our portfolio, all delinquent accounts are [***] on [***]. [***] customers will be handled differently than those [***] of the [***]. Customized data driven optimization strategies at the account level incorporating [***] will be deployed over time. Overall, the risk approach to collections is based on a matrix of risk/exposure levels and delinquency stage.

[***]

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[***] Delinquency

The low end of the risk spectrum is handled through a [***] or [***] progressing to and culminating in [***] approach.

iv.Delinquency Lifecycle Activity

The  following sequence  of activities will drive the collection efforts throughout the delinquency lifecycle.

[***]

A late fee of 5% of the contractual base monthly payment (or as limited by state laws) of any amount not receive 10 days after the due date will be collected.

[***]

v.End of Term Payment Collections

vi.End of Term Fees Collections

[***]

Collections Authority and Exceptions

[***] Contact will be performed by Tesla’s customer service and operations team. Once [***], the servicer’s Loss Mitigation Team will begin collections activity unless an account has been flagged as “DNC – Do Not Contact” by the Tesla team. An account is flagged DNC if an ACH or other payment issue is the process of being resolved.

Delinquency collections activities are performed by the servicer. The CSO Manager stays in frequent communication with the Loss Mitigation Manager to ensure the Collections Policy is adhered to, and that customers are receiving TFL’s desired brand and customer experience.

In unique situations where collections activity may deviate from the standard collections timeline, the CSO Manager may authorize collection notices to be mailed in advance or after normal policy guidelines. The CSO Manager may [***] after presenting the payment plans to [***].

In any event where credit loss may occur, the CSO Manager will provide full account details to the President of TFL. Together, the President of TFL and CSO Manager will plan the optimal recovery strategy. The recovery strategy will aim to minimize loss, protect the asset/equipment, and maintain positive customer experience.

vii.Customer Contact and Documentation Policy

All forms of communication (telephone, general correspondence, email) between TFL, the servicer and customers should be performed in an appropriate professional manner. Representatives are not to demonstrate conduct that is annoying, illegal, or harassing.

Representatives must utilize effective and professional telephone skills when contacting customers. When speaking with the customer, representatives must identify themselves and state they are calling on behalf of Tesla Finance.

Representatives must not indicate they are calling on behalf of Tesla Finance when speaking to a party other than the debtor or when leaving voice messages.

Representatives should communicate in a clear, confident and polite manner and treat all customers fairly, courteously and equitably. Upon assuming control of the conversation, representatives should employ the following guidelines:

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•Determine the customer's financial situation.

•Demonstrate understanding by allowing the customer the opportunity to propose solutions to the delinquency. Customers are more likely to follow through on their own proposals or promises rather than those suggested by the representative.

•Explore viable short-term and long-term solutions to the delinquency.

•Offer the customer satisfactory payment arrangements to remit the full amount due, including late charges.*

•Obtain a specific and detailed payment commitment from the customer for bringing the account current.

•Emphasize to the customer the importance of keeping the payment arrangements.

•Follow-up on promises or commitments to pay on agreed upon dates.

•Promote positive customer relations.

*Once payment arrangements are obtained, the loss mitigation representative should ensure the appropriate system entry notes and update tasks are accomplished.

viii.       Telephone Collection Policy

TFL collection procedures emphasize the use of the telephone as the primary means for contacting delinquent customers. Telephone contact is timely and often provides for immediate results. When conducting telephone collections, it is policy to treat all delinquent customers in a fair manner and comply with all regulations. A delinquent customer is entitled to receive helpful assistance in a courteous manner.

Objectives:

The representative's main objectives in contacting the customer should be:

•Verify  pertinent customer information such as current home address, home and/or business telephone number, and employment status.

•Obtain the reason(s) for delinquency.

•Obtain a firm commitment from the customer on payment arrangements for bringing the account current and keeping the account current until account liquidation.

It is essential that the reason for delinquency is determined, notated on the system, and the account delinquency is resolved on the initial customer contact (once and done).

Basic Guidelines for Effective Customer Interaction

Each customer has a reason(s) for delinquency; therefore, the representative must evaluate and work each account on an individual basis. The representative must maintain a positive and professional approach in resolving the delinquency situation of each account. The basic guidelines are as follows:

•Focus on Specifics - The representative must focus on the specifics of the delinquency situation. A customer may overreact to the most business like collection contact by raising his/her voice or by using profanity. Representatives should not take these actions personally and never reply in kind.

•Build and Maintain Self-Confidence and Self-Esteem – Representatives must emphasize the benefits of keeping the account in good standing, without engaging in any threats, implied or otherwise.

•Build and Maintain a Positive, Constructive Relationship – Representatives must advise the customer of their intention to help resolve the situation.

D.   Bankruptcy Handling

Filing of the bankruptcy petition requires (with limited exceptions) TFL to cease or "stay" further action to collect their

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claims. Once filed, the petition prohibits actions to accelerate, set-off, enforce a statutory, or otherwise collect the debt. The petition also prohibits post- bankruptcy contacts with the lessee (i.e., "dunning" letters.) The stay remains in effect until the bankruptcy court releases the lessee’s property from the estate, dismisses the bankruptcy case, and approves a creditor's request for termination of the stay or the lessee obtains or is denied a discharge.

E.   Repossession and Reinstatement

Unless [***], the repossession of a leased vehicle [***] action considered to resolve the situation. However, repo assignment should happen [***]. All repo assignments must be approved by the President of TFL. TFL will comply with all applicable state level laws regarding cure notices, reporting delinquency to bureaus, and right to reinstate. Repossessed vehicles may be sold at public auction to reduce TFL’s exposure to loss. The President of TFL will decide how repossessed equipment is sold.

F.Fair Debt Collection and Regulatory Compliance

General Policy Statement

It is TFL’s policy to follow sound collections practices in letter and spirit to comply with applicable federal and state laws. The collections department will be trained and required to comply with all applicable regulations at the federal, state, and local level. We will follow the provisions and intent of the Fair Debt Collection Practices Act (FDCPA) to:

•Eliminate the use of abusive, deceptive, and unfair debt collection practices by debt collectors,

•To ensure that those reputable debt collectors who refrain from using abusive debt collection practices are not competitively dis-advantaged, and

•Promote consistent state action to protect consumers against debt collection abuses.

The FDCPA defines activities that are harassing, deceptive, or otherwise unacceptable. The representatives are not permitted to engage in any conduct that would mislead, harass, or abuse any person. Some examples of such conduct include:

•The use or threat of violence, or other criminal means to harm the customer, the customer's reputation, or the customer's property.

•Collecting any amount unless authorized by the contract or applicable law.

•The use of obscene or profane language, or language which the receiving party could consider abusive.

•Calling outside the hours or frequency prescribed by law. Engaging the customer or any third person (to the extent otherwise permitted) in telephone conversation repeatedly or continuously.

•Continuous attempts to contact a customer through the customer's employer.

•Failing to reveal to the customer that the purpose of the call is to collect a debt.

•Threatening to initiate a specific type of collection action against the customer that cannot be taken legally or for which there is no intent to take the action.

•Implying that non-payment will result in arrest, imprisonment, or garnishment of wages or otherwise falsely representing the amount that may be collected or the manner in which collection may be enforced.

•Falsely representing the outstanding balance amount or nature or status of an account, or the penalties or late charges that may be assessed because of non- payment.

•Utilizing deceptive means or false representations in an attempt to collect an account or to obtain information concerning the customer.

•Placing collect telephone calls to the customer.

•Attempting to shame or disgrace a customer by falsely representing or implying that the customer has committed a crime or acted disgracefully.

•Use of any business, company, or organization names other than that of Tesla Finance LLC and Tesla Lease Trust.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

•Discussing the delinquency status of an account with any person other than the customer, unless specifically authorized by the customer in writing.

•Deceptive claims regarding debt payments and impact on credit reports, scores, and credit worthiness.

In addition, we will fully comply with the following regulations that generally apply to TFL’s servicing and collection activities:

•EFTA

•GLBA (Privacy Rule and Notice, Reg. P)

•SCRA

•Bankruptcy Laws

•Information Security (Safeguards Rule)

•Service Providers / Vendor Management

•Customer Complaint Management

i.Training

All representatives involved in servicing and collections are trained and certified on the Fair Debt Collection Practices Act and additional compliance training is done by the servicer’s Loss Mitigation Manager.

ii.Customer Letters

The Privacy Notice is mailed with the first statement to the lease customer and annually thereafter. Additional letters sent out during the servicing and collections process may include collection letters, repossession notices, and end of lease notices.

iii.Audit Policy

TFL’s business activities are subject to periodic audits in accordance with Tesla Inc. Audit Committee rules and risk assessment results. This review may cover all leases or include a sample over a predetermined period, current and past due and liquidated leases. In addition, a sample of smaller leases may also be examined to ensure compliance and flag major departure from established policy and procedures.

iv.Records Retention

The following documents and information will be held for a period not less than required by statutes in electronic format, where possible:

•Refresh credit report obtained from a credit reporting agency,

•Other supporting information obtained during the collections process,

•Copies of all legal and collection notices sent to the customer,

•Any written complaint filed by the applicant alleging a violation of the law by TFL,

•Copy of the lease sales contract, incl. the security agreement enforceable in the jurisdiction where the collateral is located, whereby TFL can acquire title and repossess the collateral property in the event of a default.

G.   Charge-off Policy

The general policy is to charge-off [***]. The following conditions should generally result in a charge-off:

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

H.   Lease Extension Policy

Customers interested in extending their lease may extend for a maximum of [***] beyond original contract maturity date and may complete the extension form within [***] of original maturity date. To qualify for extension, the lease account must be eligible, including that it must be current on payments. Once an account is determined to be eligible for extension, an extension form is signed by the lessee(s) and TFL. An account is not formally extended unless a completed extension form is accepted at TFL’s discretion.

I.Lease Repurchase Policy

Lease repurchases by Tesla, Inc. may occur if the lease customer experiences reliability issues with the vehicle. The lease repurchase will be processed differently based on vehicle title status. In all lease repurchase situations, the lessee(s) will sign a release of liability and odometer disclosure form.

J.Insurance Tracking

•Proof of insurance is a funding requirement, meaning leases are not booked until insurance is provided (either current vehicle insurance, or insurance listing the new Tesla vehicle).

•If the servicer’s insurance tracking team does not receive complete insurance information [***], Tesla’s CSO lead will send each customer an email requesting a copy of their insurance card, listing the Tesla leased vehicle.

•If Tesla or the servicer receives notification that the insurance policy has been changed, cancelled, or altered, the servicer reaches out to the insurance company for updated policy details.

•If the servicer is unable to reach the insurance company, the CSO Lead emails the lessees directly for policy information.

•If the CSO Lead is unable to reach the lessee over email, the servicer contacts the lessee by phone to resolve.

K.   Collections and Portfolio Management Metrics

Timely tracking and reporting of appropriate metrics are key to effective risk and performance management. The following metrics will be tracked for appropriate actions [***] as the portfolio grows and performance evolves:

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 8

to Loan and Security Agreement

Commitments of Lenders

Committed Lender	Commitment
Deutsche Bank AG, New York Branch	$350,000,000.00
Citibank, N.A.	$325,000,000.00
Royal Bank of Canada	$157,500,000.00
Credit Suisse AG, Cayman Islands Branch	$135,000,000.00
Barclays Bank PLC	$132,500,000.00
Total:	$1,100,000,000.00

Schedule 8-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 9

to Loan and Security Agreement

Short-Term Note Rate

The Short-Term Note Rate applicable to each of CAFCO, LLC, CHARTA, LLC, CIESCO, LLC, CRC Funding, LLC for any Interest Period (or portion thereof), shall be determined as follows: (a) to the extent that such Conduit Lender funds its Percentage of the Loan Balance during such Interest Period with Short-Term Notes, the per annum rate equal to the weighted average of the rates at which all Short-Term Notes issued by such Conduit Lender to fund its Percentage of the Loan Balance during such Interest Period were sold, which rates include all dealer commissions and other costs of issuing such Short-Term Notes, whether any such Short-Term Notes were specifically issued to fund its Percentage of the Loan Balance or are allocated, in whole or in part, to such funding, and (b) otherwise, the Bank Interest Rate.

The Short-Term Note Rate applicable to GIFS Capital Company LLC means, for any day during any Interest Period, the per annum rate equivalent to (a) the rate (expressed as a percentage and an interest yield equivalent and calculated on the basis of a 360-day year) or, if more than one rate, the weighted average thereof, paid or payable by such Conduit Lender from time to time as interest on or otherwise in respect of the Short-Term Notes issued by such Conduit Lender that are allocated, in whole or in part, by such Conduit’s Lender’s agent to fund the purchase or maintenance of the Loans outstanding made by such Conduit Lender (and which may also, in the case of a pool-funded conduit Conduit Lender, be allocated in part to the funding of other assets of such Conduit Lender and which Short-Term Notes need not mature on the last day of any Interest Period) during such Interest Period as determined by such Conduit Lender’s agent, which rates shall reflect and give effect to (i) certain documentation and transaction costs (including, without limitation, dealer and placement agent commissions, and incremental carrying costs incurred with respect to Short-Term Notes maturing on dates other than those on which corresponding funds are received by such Conduit Lender) associated with the issuance of the Conduit Lender’s Short-Term Notes, and (ii) other borrowings by such Conduit Lender, including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market, solely to the extent such amounts are allocated, in whole or in part, by the Conduit Lender’s agent to fund such Conduit Lender’s purchase or maintenance of the Loans outstanding made by such Conduit Lender during such Interest Period; provided, that, if any component of such rate is a discount rate, in calculating the applicable “Short-Term Note Rate” for such day, such Conduit Lender’s agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

The Short-Term Note Rate applicable to Salisbury Receivables Company LLC shall mean, for each day during an Interest Period, the greater of (x) zero and (y) the weighted average rate at which interest or discount is accruing on or in respect of the Short-Term Notes with respect to such Conduit Lender allocated, in whole or in part, by the related Agent, to fund the purchase or maintenance of such portion of such Loan Balance (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Short-Term Notes and any costs associated with funding small or odd-lot amounts, to the extent that such commissions or costs are allocated, in whole or in part, to such Short-Term Notes by such Agent); provided, that, notwithstanding anything herein to the contrary, the Short-Term Note Rate with respect to Salisbury Receivables Company LLC shall, at the election of the related Agent, be determined by such Agent by application of this definition of Short-Term Note Rate with the words “short-term promissory notes of Sheffield Receivables Company LLC” replacing the words “Short-Term Notes with respect to such Conduit Lender” or “such Short-Term Notes” wherever they appear herein.

Schedule 8-2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit A
to Loan and Security Agreement

Form of Loan Request

Loan Request

[DATE]

To:
Deutsche Bank AG, New York Branch,

as Administrative Agent

60 Wall Street, 5th Floor

New York, New York 10005

Attention: Katherine Bologna

VIA EMAIL, FACSIMILE AND OVERNIGHT COURIER

Re:

Loan and Security Agreement (Warehouse SUBI Certificate) dated as of December 27, 2018 (as amended, supplemented or otherwise modified and in effect from time to time, the “Agreement”), among LML 2018 Warehouse SPV, LLC, as Borrower (the “Borrower”), Tesla Finance LLC (“TFL”), the Lenders and Group Agents party thereto and Deutsche Bank AG, New York Branch, as Administrative Agent (“Administrative Agent”)

Ladies and Gentlemen:

This is a Loan Request delivered pursuant to the Agreement.  Capitalized terms used in this Loan Request but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

The Borrower hereby requests that the Lenders make Loans on [__________] in the aggregate  principal amount of $[_________] [if the Loan Increase Date is a Warehouse SUBI Lease Allocation Date, insert: and that a proposed allocation be made to the Warehouse SUBI of Leases and related Leased Vehicles with an aggregate Securitization Value of $[__________] as of the applicable Cut-Off Date].

The Borrower hereby requests that the proceeds of the loan be wire transferred to the following account [________________].

Attached hereto are (i) a completed worksheet which calculates the amount of the Loans, its impact on the Loan Balance, the Available Facility Limit (on a pro forma basis as of the date hereof, after giving effect to such Loans) and the relationship of the increased Loan Balance to the Maximum Loan Balance, after giving effect to the allocation of the Lease Pool, if any, to the Warehouse SUBI on the Loan Increase Date (Attachment A), (ii) [if the Loan Increase Date is a Warehouse SUBI Lease Allocation Date, insert:  an Allocation Notice with respect to the proposed allocation to the Warehouse SUBI of Leases and related Leased Vehicles on the Loan Increase Date] and [(iii)] in the copy of this Notice delivered to the Lender, a Pool Cut Report as to all Leases included in the Warehouse SUBI (including, without limitation, the Lease Pool (if any) proposed to be allocated to the Warehouse SUBI on the Loan Increase Date) (Attachment B).

A-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

The Borrower hereby certifies that each of the conditions precedent to the Loan Increase herein contemplated set forth in Sections 2.01(b) and 5.02 of the Agreement shall be satisfied as of the Loan Increase Date.

IN WITNESS WHEREOF, the Borrower has caused this Loan Request to be executed and delivered by its duly authorized officer as of the date first above written.

Very truly yours,
LML 2018 WAREHOUSE SPV, LLC

By:
Name:
Title:

A-2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit B

to Loan and Security Agreement

Form of Control Agreement

This Control Agreement (as amended, supplemented or otherwise modified and in effect from time to time, the “Agreement”), dated as of [_________], is among LML 2018 Warehouse SPV, LLC (the “Borrower”), Tesla Finance LLC (the “Servicer”), Deutsche Bank AG, New York Branch, as administrative agent (the “Secured Party”), and [___________], as securities intermediary (the “Securities Intermediary”).  Except as otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Loan and Security Agreement (defined below) and the interpretive rules thereof shall apply to this Agreement.

RECITALS

WHEREAS, pursuant to the Loan and Security Agreement, the Borrower has granted to the Secured Party a security interest in investment property consisting of the Securities Accounts, related Security Entitlements and the Financial Assets and other investment property from time to time included therein; and

WHEREAS, the parties hereto desire that the security interests of the Secured Party in the Securities Accounts be a first priority security interest perfected by “control” pursuant to Articles 8 and 9 of the UCC.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.General Definitions.  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Bankruptcy Code” means the United States Bankruptcy Code, Title 11 United States Code.

“Borrower” has the meaning set forth in the Preamble.

“Entitlement Holder” means, with respect to any Financial Asset, a Person identified in the records of the Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary with respect to such Financial Asset.

“Entitlement Order” means a notification directing the Securities Intermediary to transfer or redeem a Financial Asset.

“Financial Asset” has the meaning specified in Section 8-102(a)(9) of the UCC.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Loan and Security Agreement” means the Loan and Security Agreement (Warehouse SUBI Certificate) dated as of December 27, 2018 (as amended, supplemented or otherwise modified and in effect from time to time), among the Borrower, Tesla Finance LLC, the Lenders and the Group Agents parties thereto from time to time, and the Administrative Agent described therein.

“Person” means any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, business trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Secured Party” has the meaning set forth in the Preamble.

“Securities Accounts” means the Warehouse SUBI Collection Account and the Warehouse SUBI Reserve Account, individually or collectively, as the context requires or permits.

“Securities Intermediary” has the meaning set forth in the Preamble.

“Security Entitlement” means the rights and property interest of an Entitlement Holder with respect to a Financial Asset, as specified in Part 5 of Article 8 of the UCC.

“Servicer” has the meaning set forth in the Preamble.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Warehouse SUBI Collection Account” means account number [***] in the name “Warehouse SUBI Collection Account of LML 2018 Warehouse SPV, LLC for the benefit of Deutsche Bank AG, New York Branch, as Administrative Agent” established with the Securities Intermediary pursuant to the Loan and Security Agreement, together with any successor accounts established pursuant to the Loan and Security Agreement.

“Warehouse SUBI Reserve Account” means account number [***] in the name “Reserve Account of LML 2018 Warehouse SPV, LLC for the benefit of Deutsche Bank AG, New York Branch, as Administrative Agent” established with the Securities Intermediary pursuant to the Loan and Security Agreement, together with any successor accounts established pursuant to the Loan and Security Agreement.

Section 1.02.Incorporation of UCC by Reference.  Except as otherwise specified herein or as the context may otherwise require, all terms used in this Agreement not otherwise defined herein which are defined in Article 1, 8 or 9 of the UCC shall have the respective meanings assigned to such terms in such Article the UCC.

ARTICLE II

ESTABLISHMENT OF CONTROL OVER SECURITIES ACCOUNT

Section 2.01.Establishment of Securities Account.  The Securities Intermediary hereby confirms that (i) the Securities Intermediary has established the Securities Accounts specifically referenced in the definition thereof, (ii) each of the Securities Accounts is an account to which Financial Assets are or may be credited, (iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Secured Party as entitled to exercise the rights that comprise any Financial Asset credited to any Securities Account, (iv) all property delivered to the Securities Intermediary by or on behalf of the Borrower, the Servicer or the Secured Party for deposit to any Securities Account will promptly be credited to such Securities Account and (v) all securities or other property

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

underlying any Financial Assets credited to any Securities Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Securities Account be registered in the name of the Borrower or the Servicer, payable to the order of the Borrower or the Servicer or specially endorsed to the Borrower or the Servicer, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

Section 2.02.“Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to a Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 2.03.Entitlement Orders.  If at any time the Securities Intermediary shall receive an Entitlement Order from the Secured Party with respect to any Securities Account (or the Financial Assets credited thereto), the Securities Intermediary shall comply with such Entitlement Order without further consent by the Borrower, the Servicer or any other Person.  Without limiting the generality of the foregoing, if the Secured Party notifies the Securities Intermediary in writing that the Secured Party shall exercise exclusive control over any Securities Account (and any Financial Assets credited thereto) (such notice, which shall be substantially in the form of Attachment A attached hereto, “Notice of Exclusive Control”), the Securities Intermediary shall cease (i) complying with Entitlement Orders or other directions relating to such Securities Account (or the Financial Assets credited thereto) originated by the Borrower, the Servicer or any other Person other than the Secured Party and (ii) distributing to the Borrower, the Servicer or any Person other than the Secured Party interest, dividends or other amounts received by the Securities Intermediary in respect of any Financial Asset or other property credited to such Securities Account (and, instead, shall (at the direction of the Secured Party from time to time) retain such interest, dividends and other amounts in such Securities Account or distribute same to, or at the direction of, the Secured Party).  The Securities Intermediary shall provide to the Borrower copies of Entitlement Orders received from the Secured Party.

Except as otherwise provided in this Section 2.03, the Servicer may give Entitlement Orders to the Securities Intermediary relating to the redemption or transfer of Financial Assets in the Securities Accounts.  Such Entitlement Orders shall be in accordance with the information contained in the related Settlement Statement.

Section 2.04.Waiver of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Securities Account or any Security Entitlement or Financial Asset credited thereto, the Securities Intermediary hereby waives such security interest (except as provided in the next sentence).  The Financial Assets and other items deposited to any Securities Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person or entity other than the Secured Party (except that the Securities Intermediary may set off against amounts on deposit in the Securities Accounts (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Securities Accounts, and (ii) the face amount of any checks that have been credited to any such Securities Account, but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 2.05.Notice of Adverse Claims.  Except for the claims and interests of the Secured Party and the Borrower in the Securities Accounts, the Securities Intermediary does not know of any claim to, or interest in, any Securities Account or in any Financial Asset credited thereto.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Securities Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Secured Party and the Borrower thereof.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND
COVENANTS OF THE SECURITIES INTERMEDIARY

Section 3.01.Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby represents and warrants to the Secured Party, the Borrower and the Servicer, and covenants that:

(a)

The Securities Intermediary is a banking corporation duly organized, validly existing and in good standing under the laws of [_________] and each other state where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not have a material adverse effect on the ability of the Securities Intermediary to perform its obligations under this Agreement.

(b)

Each Securities Account has been established as set forth in Section 2.01 and will be maintained in the manner set forth herein until termination of this Agreement.  The Securities Intermediary shall not change the name or account number of any Securities Account without the prior written consent of the Secured Party.

(c)

No Financial Asset carried in any Securities Account is or will be registered in the name of the Borrower, payable to the order of the Borrower, or specially endorsed to the Borrower, except to the extent such Financial Asset has been endorsed to the Securities Intermediary or in blank.

(d)	This Agreement is the valid and legally binding obligation of the Securities Intermediary.
(e)

The Securities Intermediary has not entered into, and until the termination of this Agreement will not, without the prior written consent of the Borrower, the Servicer and the Secured Party, enter into, any agreement pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Secured Party with respect to each Securities Account.

(f)

The Securities Intermediary has not entered into, and until the termination of this Agreement will not, without the prior written consent of the Borrower, the Servicer and the Secured Party, enter into, any other agreement with the Borrower the Servicer, the Secured Party or any other Person purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 2.03.

(g)

If requested by the Secured Party, the Securities Intermediary will deliver to the Secured Party copies of all statements and confirmations relating to the Securities Accounts (and the Financial Assets credited thereto), such delivery to be made at the same time as delivery to the Borrower or the Servicer.

ARTICLE IV

MISCELLANEOUS

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Section 4.01.Choice of Law.  This Agreement and the Securities Accounts shall be governed by the laws of the State of New York (without regard to its conflicts of law principles).  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s location and the Securities Accounts (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.

Section 4.02.Conflict with other Agreements.  As of the date hereof, there are no other agreements entered into between the Securities Intermediary in such capacity and the Borrower with respect to any Securities Account.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

Section 4.03.Amendments.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 4.04.Successors.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors.

Section 4.05.Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to, in the case of (i) the Borrower, at c/o Tesla, Inc., 3500 Deer Creek Road, Palo Alto, California 94304, Attention:  General Counsel, facsimile no. (650) 523-4770, (ii) the Servicer, at c/o Tesla, Inc., 3500 Deer Creek Road, Palo Alto, California 94304, Attention:  General Counsel, facsimile no. (650) 523-4770, (iii) the Secured Party, [__________], Attention: Asset Finance Group, telecopy no. [_________], and (iv) the Securities Intermediary, [__________________, telecopy no. (___)__________] or as to any of such parties, at such other address as shall be designated by such party in a written notice to the other parties.

Section 4.06.Termination.  The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in each Securities Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Borrower nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect with respect to each Securities Account until the Secured Party has notified the Securities Intermediary in writing that its security interest under the Loan and Security Agreement has been terminated.  Upon the joint written instruction of the Secured Party and the Borrower, the Securities Intermediary shall close a Securities Account and disburse as directed the balance of any assets therein.

Section 4.07.Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

Section 4.08.No Petition.  Each party hereto agrees, prior to the date which is one (1) year and one (1) day after the payment in full of all indebtedness for borrowed money of the Borrower, not to acquiesce, petition or otherwise, directly or indirectly, invoke, or cause the Borrower to invoke, the process of any Official Body for the purpose of (a) commencing or sustaining a case against Borrower, under any federal or state bankruptcy, insolvency or similar law (including the Bankruptcy Code), (b) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Borrower, or any substantial part of the property of the Borrower, or (c) ordering the winding up or liquidation of the affairs of the Borrower.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

TESLA FINANCE LLC,
as Servicer

By:
Name:
Title:

LML 2018 WAREHOUSE SPV, LLC,
as Borrower

By:
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent, as Secured Party,

By:
Name:
Title:

[________________________],
as Securities Intermediary

By:
Name:
Title:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

ATTACHMENT A
to
Control Agreement

FORM OF NOTICE OF EXCLUSIVE CONTROL

[                               ,         ]

[BANK]

[ADDRESS]

Re:Control Agreement

Ladies and Gentlemen:

We hereby notify you that, in accordance with the provisions of the Loan and Security Agreement, dated as of December 27, 2018 (as amended, supplemented or otherwise modified and in effect from time to time, the “Agreement”), among the Borrower, Tesla Finance LLC, the Lenders and the Group Agents parties thereto from time to time and the undersigned, as Administrative Agent (“Administrative Agent”), we intend to exercise in the place and stead of the Borrower and the Servicer any and all rights in respect of or in connection with the Control Agreement dated [•], 20[•], among the Administrative Agent, the Borrower, the Servicer and you (the “Control Agreement”) and the [__________] Account.

Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Control Agreement.

Very truly yours,
DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

By:
Title:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit C
to Loan and Security Agreement

Form of Compliance Certificate

Certificate of Treasurer

I, the undersigned, Treasurer of LML 2018 Warehouse SPV, LLC (the “Borrower”) do hereby CERTIFY, pursuant to Section 6.01(a)(i) of the Loan and Security Agreement (Warehouse SUBI Certificate) dated as of December 27, 2018 (as amended, supplemented or otherwise modified and in effect from time to time, the “Loan and Security Agreement”) among the Borrower, TFL, the Lenders and Group Agents party thereto, and Deutsche Bank AG, New York Branch, as Administrative Agent, that on and as of the date hereof, there exists no Default, Event of Default or, to my knowledge, Servicer Default.

Capitalized terms not otherwise defined herein have the respective meanings assigned to such terms in the Loan and Security Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this          day of                     , 20  .

LML 2018 WAREHOUSE SPV, LLC

By:
Name:
Title:	Treasurer

C-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit D
to Loan and Security Agreement

Form of Notice of Warehouse SUBI Lease Allocation

Notice of Warehouse SUBI Lease Allocation

[DATE]

Deutsche Bank AG, New York Branch,

as Administrative Agent

60 Wall Street, 5th Floor

New York, New York 10005

Attention: Katherine Bologna

VIA EMAIL, FACSIMILE AND OVERNIGHT COURIER

Re:

Loan and Security Agreement (Warehouse SUBI Certificate) dated as of December 27, 2018 (as amended, supplemented or otherwise modified and in effect from time to time, the “Agreement”), among Tesla 2014 Warehouse Borrower SPV LLC, as Borrower (the “Borrower”), Tesla Finance LLC (“TFL”), the Lenders and Group Agents party thereto and Deutsche Bank AG, New York Branch, as Administrative Agent (“Administrative Agent”)

Ladies and Gentlemen:

This is a Notice of Warehouse SUBI Lease Allocation delivered pursuant to the Agreement and Section 11.2 of the Warehouse SUBI Supplement.  Capitalized terms used in this Notice of Warehouse SUBI Lease Allocation but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

TFL hereby notifies the Administrative Agent of a proposed allocation to the Warehouse SUBI of Leases and related Leased Vehicles to occur on [_____] (the “Warehouse SUBI Lease Allocation Date”) pursuant to the Agreement and the Warehouse SUBI Supplement.  The aggregate Securitization Value of such Leases is $[__________] as of the applicable Cut-Off Date.

Attached hereto are (i) a Pool Cut Report as to the Leases proposed to be allocated to the Warehouse SUBI on the Warehouse SUBI Lease Allocation Date (Attachment A) and (ii) a schedule of Leases proposed to be allocated to the Warehouse SUBI on the Warehouse SUBI Lease Allocation Date (Attachment B).

Pursuant to Section 2.3 of the Warehouse SUBI Servicing Agreement, TFL, as Servicer, hereby certifies to the Administrative Agent, it has received all of the Lease Documents (other than (x) the original Certificates of Title, which shall be delivered to the Servicer promptly following receipt from the applicable Registrar of Titles and (y) any Lease Documents (including each Lease that constitutes Electronic Chattel Paper) related to the Leases identified in Attachment B hereto.

IN WITNESS WHEREOF, the Borrower and TFL have caused this Notice of Warehouse SUBI Lease Allocation to be executed and delivered by its duly authorized officer as of the date first above written.

D-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Very truly yours,
LML 2018 WAREHOUSE SPV, LLC

By:
Name:
Title:

TESLA FINANCE LLC

By:
Name:
Title:

D-2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit E
to Loan and Security Agreement

Form of Pool Cut Report

E-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Account Number	VIN	Customer State	FICO Score	Original Term	Contractual Total Monthly Payment Amount	Buy Rate (APR)	Contractual Residual Amount	ALG Estimate of Residual	Current Maturity Date	Number of Payments Remaining	Current Days Past Due	Mark-to-Market ALG Value
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

MTM Date	SUBI Date	Base RV	Base RV Type	Req. Disc. Rate	Original SV	Lease SV	BRV SV	Facility SV	Country Ineligible?	Original Term Ineligible?	Initial SV Ineligible?	Excess Miles Ineligible?	Scheduled Payments Made	Past due Ineligible?

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

FICO Ineligible?	Early Paid	Repo?	Charged-off?	Bankruptcy	Extension	Repurchase	Maturity Ineligible?	Facility Eligibility	Maturity Month	Tape	Current Lease Receivable	Vehicle Make and Model

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit F
to Loan and Security Agreement

Form of Notice of Securitization Take-Out

[Date]

Deutsche Bank AG, New York Branch
as Administrative Agent
60 Wall Street, 5th Floor

New York, New York 10005

Attention: Katherine Bologna

Attention:

Re:

Loan and Security Agreement (Warehouse SUBI Certificate) dated as of December 27, 2018 (as amended, supplemented or otherwise modified and in effect from time to time, the “Agreement”), among LML 2018 Warehouse SPV, LLC, as Borrower (the “Borrower”), Tesla Finance LLC, the Lenders and the Group Agents party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent (“Administrative Agent”)

Ladies and Gentlemen:

This is a Notice of Securitization Take-Out delivered pursuant to the Agreement.  Capitalized terms used in this Notice of Securitization Take-Out but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

The Borrower hereby notifies the Administrative Agent that it intends to effect a Securitization Take-Out on the Securitization Take-Out Date of _______, 20__ [Insert date which may be no fewer than 5 Business Days after the date of this Notice].

The Securitization Take-Out Price for the Securitization Take-Out is estimated to be $                            .

F-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

IN WITNESS WHEREOF, Borrower has caused this Notice of Securitization Take-Out to be executed and delivered by its duly authorized officer as of the date first above written.

Very truly yours,
LML 2018 WAREHOUSE SPV, LLC

By:
Name:
Title:

F-2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit G
to Loan and Security Agreement

Form of Securitization Take-Out Certificate

LML 2018 Warehouse SPV, LLC

Securitization Take-Out Certificate

This Securitization Take-Out Certificate is delivered pursuant to Section 2.09(b)(i) of the Loan and Security Agreement (Warehouse SUBI Certificate), dated as of December 27, 2018, among LML 2018 Warehouse SPV, LLC, as Borrower, Tesla Finance LLC, certain Lenders party thereto, certain Group Agents party thereto and Deutsche Bank AG, New York Branch, as Administrative Agent (as in effect from time to time, the “Loan and Security Agreement”).  Unless otherwise defined herein, capitalized terms used in this Securitization Take-Out Certificate shall have the respective meanings assigned to such terms in the Loan and Security Agreement.

Today’s Date:___________
Securitization Take-Out Date:___________

I.	CALCULATION OF LOAN BALANCE
	A.	Securitization Value of Warehouse SUBI Leases (prior to Securitization Take-Out)	$ -
	B.	Less: Securitization Value of Warehouse SUBI Leases to be reallocated to UTI in connection with Securitization Take-Out	$
	C.	Remaining aggregate Securitization Value of Warehouse SUBI Leases other than Defaulted Leases, Terminated Leases, Delinquent Lease and Leases which exceed the Excess Concentration Amount and after giving effect to any other reductions thereto in accordance with the term “Maximum Loan Balance” determined as if the remaining Leases are now being allocated to the Warehouse SUBI	$ -
	D.	Advance Rate	%
	E.	Maximum Loan Balance which can be outstanding following Securitization Take-Out (= (D. x C.)	$ -
II.	LOAN BALANCE RECONCILIATION
	A.	Loan Balance prior to Securitization Take-Out	$ -
	B.	Maximum Loan Balance which can be outstanding following Securitization Take-Out (I.E)	$ -
	C.	Portion of Loan Balance to be repaid on Securitization Take-Out Date (A. minus B.)	$ -
	D.	Actual Loan Balance following Securitization Take-Out (A. minus C.)	$
III.	AVAILABLE MAXIMUM LOAN BALANCE
	A.	Maximum Loan Balance	$[________]
	B.	Loan Balance (following Securitization Take-Out) (II.D)	$ -
	C.	Available Maximum Loan Balance (A. minus B.)	$

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

The Borrower hereby represents and warrants, in connection with the Securitization Take-Out to which this Securitization Take-Out relates, that each of the conditions and other requirements set forth in Section 2.09(b) of the Loan and Security Agreement has been satisfied.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

IN WITNESS WHEREOF, I _________, a Responsible Officer of the Borrower, has executed this Securitization Take-Out Certificate as of the date set forth above.

LML 2018 WAREHOUSE SPV, LLC

By:
Name:
Title:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit H
to Loan and Security Agreement

[RESERVED]

H-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit I

to Loan and Security Agreement

[Reserved]

I-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit J

to Loan and Security Agreement

[Reserved]

J-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit K

to Loan and Security Agreement

[Reserved]

K-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit L

[Reserved]

L-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit M
to Loan and Security Agreement

Form of Assignment and Acceptance Agreement

This Assignment and Assumption Agreement (this “Assignment”) dated as of [___________], 20___ is made by [_____________] [(together with the Group Agent (as defined below),] the “Assignor”) to [____________] (the “Assignee”) [with the consent of LML 2018 Warehouse SPV, LLC, as Borrower under the Loan and Security Agreement (defined below)], pursuant to Section 12.10 of the Loan and Security Agreement (Warehouse SUBI Certificate) dated as of December 27, 2018 (as amended, supplemented, or otherwise modified and in effect from time to time, the “Loan and Security Agreement”), among LML 2018 Warehouse SPV, LLC, as Borrower, Tesla Finance LLC, the Lenders and Group Agents party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent.  Capitalized terms used (but not defined) in this Assignment shall have the respective meanings assigned to such terms in the Loan and Security Agreement.

SECTION 1.Assignment and Assumption.  In consideration of the payment of $___________ by the Assignee to the Assignor, the receipt and sufficiency of which payment is hereby acknowledged, effective on _________, 20__ (the “Effective Date”), the Assignor hereby assigns to the Assignee [(or to _________ (the “Assignee Group Agent”), for the benefit of the Assignee)] without recourse and (except as provided below) without representation or warranty, and the Assignee hereby purchases and assumes, an undivided ___% interest in the Assignor’s Loans (and the Assignor’s rights and obligations under its Loans), together with the Assignor’s related interest in the Collateral and the Assignor’s Commitment Amount.  The Assignor represents and warrants to the Assignee that (i) it is the owner of the portion of the Loans assigned hereby and (ii) it has not created any lien upon or with respect to the portion of the Loans assigned hereby.

SECTION 2.Effect of Assignment.  (a)   From and after the Effective Date, (i) the Assignee shall be a party to and be bound by all of the terms of the Loan and Security Agreement and shall have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the assignment effected hereby, relinquish its rights and be released from its obligations under the Loan and Security Agreement.  Without limiting the generality of this Section 2(a), the Assignee acknowledges receipt of a copy of Section 12.11 of the Loan and Security Agreement and agrees to be bound thereby.

(b)After giving effect to the assignment effected by this Assignment, (i) the Assignor’s Commitment Amount shall be $___________, and its portion of the Loan Balance shall be $_____________, and (ii) the Assignee’s Commitment Amount shall be $__________, and its portion of the Loan Balance shall be $___________.

SECTION 3.Administrative Agent.  The Assignee [and the Assignee’s Group Agent] hereby accept(s) the appointment of, and authorizes, the Administrative Agent to take such action on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan and Security Agreement, together with such powers as are reasonably incidental thereto.

SECTION 4.Miscellaneous.

(a)The Assignor shall deliver a copy of this Assignment to the Servicer, the Borrower and the Administrative Agent.

M-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(b)THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES).

(c)Schedule I attached hereto sets forth information (as such information may be changed from time to time in accordance with Section 12.05 of the Loan and Security Agreement) relating to the Assignee [and its Group Agent].  Such Schedule I shall be deemed to amend Schedule I to the Loan and Security Agreement without any further action of any party to the Loan and Security Agreement.

(d)This Assignment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto, by their duly authorized signatories, have executed and delivered this Assignment as of the date first above written.

[ASSIGNOR]

By:
Authorized Signatory
Title:

[ASSIGNOR’S FACILITY AGENT]

By:
Authorized Signatory
Title:

[ASSIGNEE]

By:
Authorized Signatory
Title:
[ASSIGNEE’S FACILITY AGENT]

By:
Authorized Signatory
Title:

[CONSENTED TO:

LML 2018 WAREHOUSE SPV, LLC, as Borrower

By: ]
Authorized Signatory
Title:

M-2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule I to
Assignment and Assumption
Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Exhibit N
to Loan and Security Agreement

Form of Assumption Agreement

THIS ASSUMPTION AGREEMENT (this “Agreement”), dated as of [_________ ___, ____], is among LML 2018 Warehouse SPV, LLC (the “Borrower”), [_____________], as a Conduit Lender (the “New Conduit Lender[s]”), [_____________], as a Related Committed Lender (the “New Committed Lender[s]” and together with the New Conduit Lender[s], the “New Lenders”), [_____________], as group agent for the New Lenders (the “New Group Agent” and together with the New Lenders, the “New Group”) and Deutsche Bank AG, New York Branch (“Deutsche Bank”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Lender and as a Group Agent.1

BACKGROUND

The Borrower and various others are parties to a certain Loan and Security Agreement (Warehouse SUBI Certificate), dated as of December 27, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Loan Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.

This letter constitutes an Assumption Agreement pursuant to Section 12.10(j) of the Loan Agreement.  The Borrower desires the New Lenders and the New Group Agent to become a Group under the Loan Agreement, and upon the terms and subject to the conditions set forth in the Loan Agreement, the New Lenders and the New Group Agent agree to become a Group thereunder, each in the respective capacities set forth on the signature pages hereto.

SECTION 2.

Upon execution and delivery of this Agreement by the Borrower and each member of the New Group, satisfaction of the other conditions with respect to the addition of a Group specified in Section 12.10(j) of the Loan Agreement (including the written consent of the Administrative Agent) and receipt by the Administrative Agent of counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the parties hereto:

(a)	[each of] the New Conduit Lender[s] shall become a party to, and have all of the rights and obligations of, a Conduit Lender under the Loan Agreement;
(b)

[each of] the New Committed Lender[s] shall become a party to, and have the rights and obligations of, a Committed Lender under the Loan Agreement and the Commitment shall be as set forth on its signature page hereto;

(c)	the New Group Agent shall become a party to, and have all the rights and obligations of, a Group Agent under the Loan Agreement;
(d)

the New Committed Lender shall make a Loan to the Borrower by transferring to the Administrative Agent an amount equal to the product of (x) the Loan Balance with respect to all outstanding Loans made by each existing Committed Lender prior to giving effect to the Loan to be made by the New

[1]	Note: Each existing Committed Lender and Group Agent should be included as parties to the Assumption Agreement.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Committed Lender described in this clause (d) (such amount, the “Existing Loan Balance”) multiplied by (y) a fraction the numerator of which is the Commitment Amount of the New Committed Lender and the denominator of which is the aggregate Commitments of all Committed Lenders (including the New Committed Lender) (such amount, the “Committed Balancing Amount”);

(e)

the Administrative Agent shall distribute to existing Committed Lenders (as principal repayment of their Loans) the applicable portion of the Commitment Balancing Amount, if any, such that (i) the Loan to be made by the New Committed Lender described in Section 2(d) will not increase the Existing Loan Balance and (ii) the New Committed Lender’s Loan to the Borrower will be proportionate to the Loans of each other Committed Lender based on their relative Commitment;

(f)

the Administrative Agent shall record in the Register (i) the relevant information with respect to the New Group, (ii) the Loan made by the New Committed Lender described in clause (d) of this Section 2 and (iii) the application of the Commitment Balancing Amount as described in clause (e) of this Section 2;

(g)

each existing Committed Lender shall, to the extent such rights have been assigned by it under this Agreement, relinquish its assigned rights and be released from its assigned obligations under the Loan Agreement, except for those rights that expressly survive the termination of the Loan Agreement by its terms;

(h)

the Administrative Agent shall make, or cause to be made, all payments under the Loan Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the New Group; and

(i)	each existing Committed Lender and the New Group shall make all appropriate adjustments in payments under the Loan Agreement for periods prior to the date hereof directly among themselves.
SECTION 3.

The parties hereto agree that immediately after giving effect to (a) this Agreement, (b) the Loan made by the New Committed Lender described in Section 2(d) and (c) the application of the Commitment Balancing Amount as described in Section 2(e), the Commitment, Loan and Percentage of each Lender are as set forth in Schedule I attached hereto.

SECTION 4.	The Administrative Agent and each Group Agent as of the date hereof hereby consent to the addition of the New Conduit Lender[s] and the New Committed Lender[s] as Lenders under the Loan Agreement.
SECTION 5.

Each party hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Borrower or any Conduit Lender, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing commercial paper notes issued by the Borrower is paid in full. The covenant contained in this paragraph shall survive any termination of the Loan Agreement.

SECTION 6.  Deutsche Bank and the New Group confirm and agree with each other and the other parties to the Loan Agreement that:  (i) other than as provided herein, Deutsche Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto; (ii) the New Group confirms that it has received a copy of the Loan Agreement, together with copies of such financial

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) the New Group will, independently and without reliance upon Deutsche Bank or any other Lender party to the Loan Agreement and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv)  the New Lenders appoints and authorizes the New Group Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; (v) the New Lenders agree that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender and (vi) the New Group Agent agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Group Agent.

SECTION 7.  The Short-Term Note Rate applicable to the New Conduit Lender[s] for any Interest Period (or portion thereof), shall be determined as follows: [________________].

SECTION 8.

THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.  This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

[ ], as a Conduit Lender

By:
Name Printed:
Title:
[Address]

[ ], as a Committed Lender
for the New Group

By:
Name Printed:
Title:
[Address]
[Commitment]
[Scheduled Termination Date]

[ ], as Group Agent
for the New Group

By:
Name Printed:
Title:
[Address]

LML 2018 WAREHOUSE SPV, LLC, as Borrower

By:
Name Printed:
Title:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule I

Lender	Lender Type	Commitment	Loan	Percentage
Deutsche Bank AG, New York Branch	Committed Lender	$[_________]	$[_________]	[__]%
$[_________]	$[_________]	$[_________]	$[_________]	[__]%

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.